UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

THE CALVERT FUND

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
High Yield Bond Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
High Yield Bond Fund

Calvert
High Yield Bond Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
U.S. and global high yield bond markets got off to a strong start during the 12-month period ended September 30, 2023. At the outset, investors hoped inflation would subside and the U.S. Federal Reserve (the Fed) would ease off federal funds rate hikes to pursue a soft economic landing. However, bond markets weakened toward the end of the fourth quarter of 2022 as the Fed indicated its long-term interest rate target was higher than investors expected. For the remainder of the period, the high yield market rose and fell as prospects for a soft landing alternately brightened and dimmed.
In the first quarter of 2023, returns remained healthy, but were dampened by concerns over the failures of Silicon Valley Bank and Signature Bank, as well as the general health of regional U.S. banks. Returns softened further in the second quarter over concerns that the U.S. Congress might not pass legislation to meet the country’s looming debt ceiling, and fears of a resurgence in inflation fueled by persistently strong consumer spending and jobs growth data.
In the third quarter of 2023, the high yield market cooled as global interest rates moved sharply higher in response to hawkish monetary policy rhetoric by the Fed and the European Central Bank.
For the period as a whole, the ICE BofA U.S. High Yield Index returned 10.19%, while the Bloomberg U.S. Aggregate Bond Index returned 0.64%.
High yield issuance totaled $153.1 billion during the period, with refinancing accounting for approximately 60% of new issuances, and acquisition financing accounting for about 20%. According to preliminary Lipper estimates, U.S. high yield retail funds experienced a net outflow of $9.2 billion during the period.
The trailing 12-month par-weighted default rate increased to 1.32%, up from 0.83% at the end of the prior one-year period.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert High Yield Bond Fund (the Fund) returned 8.24% for Class A shares at net asset value (NAV), underperforming its benchmark, the ICE BofA U.S. High Yield Index (the Index), which returned 10.19%.
Sector allocations in the Fund, particularly underweight exposures to the leisure and energy sectors, detracted from returns relative to the Index during the period. Security selections also detracted from relative performance, particularly in the banking & thrifts, utilities, and diversified financial services sectors.
In contrast, credit selections in the telecommunications, broadcasting, healthcare, and retail sectors contributed to returns relative to the Index during the period.
Allocation by credit quality detracted from performance relative to the Index during the period. An out-of-Index allocation to nonrated bonds was particularly challenging; however, this was mostly offset by positive credit quality selections. An overweight exposure to BBB-rated bonds was also a headwind. Security selections by credit quality presented an additional impediment to relative returns, with the most challenging selections among BB-rated securities.
Selections among BBB, CC, and nonrated securities, and an underweight exposure to BB-rated bonds, however, contributed to relative performance during the period.
Security selections and allocations by duration produced mixed results. Selections in bonds with durations between 2-5 years, 5-10 years, and under 2 years hindered returns, and a modest allocation to cash also weighed on relative performance during the period.
In contrast, an underweight allocation and credit selections among bonds with durations of more than 10 years benefitted relative performance, along with a slight overweight exposure to short duration securities during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
High Yield Bond Fund
September 30, 2023
Performance

Portfolio Manager(s) Stephen C. Concannon and Raphael A. Leeman, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	8.24%	1.90%	2.63%
Class A with 3.25% Maximum Sales Charge	—	—	4.74	1.23	2.30
Class C at NAV	10/31/2011	07/09/2001	7.48	1.15	1.96
Class C with 1% Maximum Deferred Sales Charge	—	—	6.48	1.15	1.96
Class I at NAV	07/09/2001	07/09/2001	8.55	2.16	2.93
Class R6 at NAV	02/01/2019	07/09/2001	8.64	2.24	2.98

ICE BofA U.S. High Yield Index	—	—	10.19%	2.80%	4.16%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	1.02%	1.77%	0.77%	0.69%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$12,143	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,335,592	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$6,705,101	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
High Yield Bond Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of bond and loan holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, credit quality ratings are based on Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings (“Fitch”). The breakdown assigns a numeric equivalent to the ratings from the aforementioned agencies and the average is converted back to an equivalent S&P major rating category, rounded to the nearest integer. When the ratings agencies rate a security differently, the median is used if three ratings are available and if there are only two ratings available, the lower is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
High Yield Bond Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/1/25. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Important Notice to Shareholders
Effective December 1, 2023, the portfolio managers of the Fund are Stephen C. Concannon, Kelley Gerrity and Jack Cimarosa.

5

Calvert
High Yield Bond Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,009.50	$5.14 **	1.02%
Class C	$1,000.00	$1,005.50	$8.90 **	1.77%
Class I	$1,000.00	$1,010.90	$3.88 **	0.77%
Class R6	$1,000.00	$1,010.90	$3.43 **	0.68%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.95	$5.17 **	1.02%
Class C	$1,000.00	$1,016.19	$8.95 **	1.77%
Class I	$1,000.00	$1,021.21	$3.90 **	0.77%
Class R6	$1,000.00	$1,021.66	$3.45 **	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023. Expenses do not include fees and expenses incurred indirectly from investment in underlying affiliated funds.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments

Common Stocks — 0.5%

Security	Shares	Value
Diversified Media — 0.1%
National CineMedia, Inc.(1)	125,048	$ 561,466
		$ 561,466
Environmental — 0.4%
GFL Environmental, Inc.(2)	47,500	$ 1,508,600
		$ 1,508,600
Total Common Stocks (identified cost $1,518,017)		$ 2,070,066

Convertible Bonds — 0.6%

Security	Principal Amount (000's omitted)	Value
Containers — 0.4%
CryoPort, Inc., 0.75%, 12/1/26(3)	$1,877	$ 1,492,215
		$ 1,492,215
Utilities — 0.2%
NextEra Energy Partners, L.P., 2.50%, 6/15/26(3)	$1,196	$ 1,020,188
		$ 1,020,188
Total Convertible Bonds (identified cost $2,593,706)		$ 2,512,403

Corporate Bonds — 88.9%

Security	Principal Amount* (000's omitted)	Value
Aerospace — 0.6%
Moog, Inc., 4.25%, 12/15/27(3)	1,329	$ 1,201,449
Science Applications International Corp., 4.875%, 4/1/28(3)	1,571	1,427,678
		$ 2,629,127
Air Transportation — 1.3%
American Airlines, Inc., 7.25%, 2/15/28(2)(3)	383	$ 366,568
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(3)	1,972	1,928,386
5.75%, 4/20/29(3)	652	606,931
VistaJet Malta Finance PLC/Vista Management Holding, Inc.:
6.375%, 2/1/30(3)	2,303	1,782,579
9.50%, 6/1/28(3)	771	677,941
		$ 5,362,405
Automotive & Auto Parts — 4.9%
Clarios Global, L.P., 6.75%, 5/15/25(3)	182	$ 180,815
Security	Principal Amount* (000's omitted)		Value
Automotive & Auto Parts (continued)
Clarios Global, L.P./Clarios U.S. Finance Co.:
4.375%, 5/15/26(4)	EUR	1,272	$ 1,295,712
6.25%, 5/15/26(3)		420	411,431
8.50%, 5/15/27(2)(3)		3,491	3,487,531
Ford Motor Co.:
3.25%, 2/12/32		2,124	1,638,971
4.75%, 1/15/43		2,109	1,541,629
7.45%, 7/16/31(2)		356	369,712
9.625%, 4/22/30		1,157	1,323,014
Ford Motor Credit Co., LLC:
2.90%, 2/16/28		241	205,494
3.37%, 11/17/23		200	199,017
3.625%, 6/17/31		824	666,696
3.815%, 11/2/27		242	215,745
4.00%, 11/13/30		1,519	1,270,090
4.125%, 8/17/27		3,341	3,045,742
4.271%, 1/9/27		236	218,218
5.125%, 6/16/25		3,018	2,924,209
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(2)(3)		1,568	1,212,857
Wheel Pros, Inc., 6.50%, 5/15/29(3)		1,592	535,310
			$ 20,742,193
Banks & Thrifts — 0.7%
JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(5)(6)		3,066	$ 2,875,876
			$ 2,875,876
Broadcasting — 1.6%
Audacy Capital Corp., 6.75%, 3/31/29(3)		2,210	$ 44,598
Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(3)		1,606	1,032,533
Playtika Holding Corp., 4.25%, 3/15/29(3)		1,848	1,544,965
Sirius XM Radio, Inc.:
3.125%, 9/1/26(3)		488	435,438
4.125%, 7/1/30(3)		2,417	1,937,878
5.00%, 8/1/27(3)		354	323,699
Univision Communications, Inc., 4.50%, 5/1/29(3)		1,668	1,359,935
			$ 6,679,046
Building Materials — 2.1%
Masonite International Corp., 5.375%, 2/1/28(3)		1,000	$ 931,310
MIWD Holdco II, LLC/MIWD Finance Corp., 5.50%, 2/1/30(3)		994	822,281
SRM Escrow Issuer, LLC, 6.00%, 11/1/28(3)		3,042	2,811,876
Standard Industries, Inc.:
2.25%, 11/21/26(4)	EUR	1,157	1,083,406
3.375%, 1/15/31(3)		556	430,475
4.375%, 7/15/30(3)		988	819,293
4.75%, 1/15/28(3)		2,000	1,806,498
5.00%, 2/15/27(3)		495	459,326
			$ 9,164,465

7
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Cable/Satellite TV — 2.6%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.25%, 2/1/31(3)		914	$ 728,470
4.50%, 8/15/30(3)		1,846	1,517,630
4.50%, 5/1/32		273	214,543
4.75%, 3/1/30(3)		3,913	3,289,645
4.75%, 2/1/32(3)		821	657,715
5.00%, 2/1/28(3)		1,000	909,233
5.375%, 6/1/29(3)		1,500	1,347,357
6.375%, 9/1/29(3)		1,734	1,618,638
UPC Holding B.V., 5.50%, 1/15/28(3)		766	680,668
			$ 10,963,899
Capital Goods — 1.4%
Calderys Financing, LLC, 11.25%, 6/1/28(3)		1,134	$ 1,162,981
Chart Industries, Inc., 9.50%, 1/1/31(3)		1,389	1,477,481
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(2)(3)		998	826,256
Emerald Debt Merger Sub, LLC, 6.625%, 12/15/30(3)		306	294,961
Madison IAQ, LLC, 5.875%, 6/30/29(3)		2,585	2,084,756
			$ 5,846,435
Chemicals — 3.2%
ASP Unifrax Holdings, Inc., 5.25%, 9/30/28(3)		1,411	$ 1,007,045
Avient Corp., 7.125%, 8/1/30(3)		1,957	1,924,931
Compass Minerals International, Inc., 6.75%, 12/1/27(3)		3,004	2,849,925
Herens Holdco S.a.r.l., 4.75%, 5/15/28(3)		1,787	1,389,816
Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.00%, 1/27/30(3)		1,535	1,356,334
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(3)		1,742	1,740,412
SNF Group SACA:
2.625%, 2/1/29(4)	EUR	1,289	1,203,996
2.625%, 2/1/29(3)	EUR	100	93,405
WR Grace Holdings, LLC:
4.875%, 6/15/27(3)		1,723	1,582,899
7.375%, 3/1/31(2)(3)		493	478,438
			$ 13,627,201
Consumer Products — 1.4%
Acushnet Co., 7.375%, 10/15/28(3)(7)		322	$ 324,818
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(2)(3)		626	603,993
Edgewell Personal Care Co.:
4.125%, 4/1/29(3)		1,333	1,135,109
5.50%, 6/1/28(3)		954	882,398
Energizer Gamma Acquisition BV, 3.50%, 6/30/29(4)	EUR	1,250	1,061,736
Tempur Sealy International, Inc., 3.875%, 10/15/31(3)		2,537	1,960,294
			$ 5,968,348
Security	Principal Amount* (000's omitted)		Value
Containers — 1.9%
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC:
3.00%, 9/1/29(4)	EUR	350	$ 281,960
4.00%, 9/1/29(2)(3)		698	547,180
Ball Corp., 6.875%, 3/15/28		382	384,715
Canpack SA/Canpack US, LLC, 3.875%, 11/15/29(3)		1,786	1,461,558
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,165	1,096,236
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		554	532,666
Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31(2)(3)		1,636	1,601,235
Trivium Packaging Finance B.V.:
5.50%, 8/15/26(3)		1,852	1,728,903
8.50%, 8/15/27(3)		660	603,936
			$ 8,238,389
Diversified Financial Services — 3.0%
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(3)		1,495	$ 1,505,487
Ally Financial, Inc., 4.70% to 5/15/26(5)(6)		1,926	1,327,717
Compass Group Diversified Holdings, LLC, 5.25%, 4/15/29(3)		1,768	1,547,519
GTCR W-2 Merger Sub, LLC, 7.50%, 1/15/31(3)(7)		1,072	1,074,868
Macquarie Airfinance Holdings, Ltd., 8.125%, 3/30/29(3)		650	651,284
MSCI, Inc.:
3.625%, 9/1/30(3)		1,178	988,744
3.875%, 2/15/31(3)		1,435	1,217,641
Oxford Finance, LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/27(3)		1,454	1,352,882
PROG Holdings, Inc., 6.00%, 11/15/29(3)		1,250	1,092,125
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc.:
2.875%, 10/15/26(3)		953	840,160
3.625%, 3/1/29(3)		1,415	1,171,323
4.00%, 10/15/33(3)		195	147,527
			$ 12,917,277
Diversified Media — 2.3%
Arches Buyer, Inc.:
4.25%, 6/1/28(3)		553	$ 472,150
6.125%, 12/1/28(3)		1,976	1,606,360
Cars.com, Inc., 6.375%, 11/1/28(3)		1,968	1,790,162
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8/15/27(3)		1,509	1,341,452
7.75%, 4/15/28(2)(3)		1,700	1,359,867
CMG Media Corp., 8.875%, 12/15/27(3)		1,218	955,198
Esc Cb National Cineme, 5.75%, 8/15/26(8)		679	0
Stagwell Global, LLC, 5.625%, 8/15/29(3)		1,304	1,054,571
TripAdvisor, Inc., 7.00%, 7/15/25(2)(3)		1,103	1,102,084
			$ 9,681,844

8
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Energy — 1.8%
Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp.:
5.625%, 5/1/27(3)	2,038	$ 1,955,108
6.00%, 2/1/29(2)(3)	1,000	966,290
Neptune Energy Bondco PLC, 6.625%, 5/15/25(3)	3,000	2,974,500
Occidental Petroleum Corp., 8.50%, 7/15/27	1,500	1,607,558
		$ 7,503,456
Entertainment/Film — 0.6%
Cinemark USA, Inc.:
5.25%, 7/15/28(3)	1,517	$ 1,348,355
5.875%, 3/15/26(2)(3)	744	715,163
8.75%, 5/1/25(3)	670	674,821
		$ 2,738,339
Environmental — 2.0%
Clean Harbors, Inc.:
4.875%, 7/15/27(3)	500	$ 471,721
5.125%, 7/15/29(3)	1,000	921,131
Covanta Holding Corp.:
4.875%, 12/1/29(3)	1,948	1,601,090
5.00%, 9/1/30	500	400,088
GFL Environmental, Inc.:
3.50%, 9/1/28(3)	1,631	1,405,605
3.75%, 8/1/25(3)	387	367,231
4.00%, 8/1/28(3)	1,500	1,312,135
4.25%, 6/1/25(3)	1,000	962,025
4.75%, 6/15/29(3)	1,389	1,236,458
		$ 8,677,484
Food & Drug Retail — 1.8%
Albertsons Cos., LLC/Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(3)	2,549	$ 2,300,088
5.875%, 2/15/28(3)	1,295	1,247,815
Arko Corp., 5.125%, 11/15/29(3)	2,387	1,928,004
Ingles Markets, Inc., 4.00%, 6/15/31(3)	2,595	2,133,946
		$ 7,609,853
Food, Beverage & Tobacco — 4.4%
BellRing Brands, Inc., 7.00%, 3/15/30(2)(3)	3,032	$ 2,989,505
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(2)(3)	2,089	2,071,327
Darling Ingredients, Inc.:
5.25%, 4/15/27(3)	500	476,897
6.00%, 6/15/30(3)	1,093	1,036,008
Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(3)	1,000	954,150
Kraft Heinz Foods Co.:
4.25%, 3/1/31	2,852	2,599,844
Security	Principal Amount* (000's omitted)		Value
Food, Beverage & Tobacco (continued)
Kraft Heinz Foods Co.: (continued)
4.625%, 1/30/29		1,000	$ 958,799
Performance Food Group, Inc.:
4.25%, 8/1/29(3)		2,496	2,159,210
5.50%, 10/15/27(3)		1,727	1,637,793
6.875%, 5/1/25(2)(3)		231	230,907
Pilgrim's Pride Corp., 3.50%, 3/1/32		2,000	1,548,895
US Foods, Inc., 4.75%, 2/15/29(3)		2,490	2,228,420
			$ 18,891,755
Healthcare — 11.3%
Avantor Funding, Inc.:
3.875%, 7/15/28(2)(4)	EUR	600	$ 584,871
4.625%, 7/15/28(3)		1,001	913,677
Catalent Pharma Solutions, Inc.:
2.375%, 3/1/28(4)	EUR	893	793,064
3.50%, 4/1/30(2)(3)		1,078	888,957
Centene Corp.:
3.375%, 2/15/30		1,616	1,349,695
4.25%, 12/15/27		1,339	1,235,582
4.625%, 12/15/29		2,093	1,887,457
Encompass Health Corp., 4.75%, 2/1/30		1,247	1,104,987
Fortrea Holdings, Inc., 7.50%, 7/1/30(3)		1,541	1,501,343
Grifols S.A.:
1.625%, 2/15/25(4)	EUR	500	511,038
2.25%, 11/15/27(4)	EUR	965	899,883
4.75%, 10/15/28(2)(3)		1,446	1,234,602
HealthEquity, Inc., 4.50%, 10/1/29(3)		2,383	2,055,636
Heartland Dental, LLC/Heartland Dental Finance Corp., 10.50%, 4/30/28(3)		2,447	2,465,352
Horizon Therapeutics USA, Inc., 5.50%, 8/1/27(3)		929	954,548
IQVIA, Inc.:
2.25%, 3/15/29(4)	EUR	769	682,542
5.00%, 5/15/27(3)		594	560,515
Jazz Securities DAC, 4.375%, 1/15/29(3)		1,376	1,200,806
LifePoint Health, Inc.:
4.375%, 2/15/27(3)		1,260	1,085,137
5.375%, 1/15/29(3)		2,679	1,873,978
9.875%, 8/15/30(3)		655	634,944
Minerva Merger Sub, Inc., 6.50%, 2/15/30(3)		2,263	1,895,584
ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29(2)(3)		1,048	753,701
ModivCare, Inc., 5.875%, 11/15/25(3)		1,290	1,227,474
Molina Healthcare, Inc.:
3.875%, 11/15/30(3)		2,357	1,953,418
3.875%, 5/15/32(3)		1,089	874,734
4.375%, 6/15/28(3)		2,231	2,001,593
Mozart Debt Merger Sub, Inc.:
3.875%, 4/1/29(3)		2,000	1,692,625
5.25%, 10/1/29(2)(3)		3,062	2,650,180
Option Care Health, Inc., 4.375%, 10/31/29(3)		2,023	1,749,743

9
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Healthcare (continued)
Perrigo Finance Unlimited Co.:
4.375%, 3/15/26	750	$ 702,053
4.65%, 6/15/30(2)	2,023	1,727,178
4.90%, 12/15/44	513	380,777
PRA Health Sciences, Inc., 2.875%, 7/15/26(3)	434	392,025
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(3)	1,334	1,293,359
Team Health Holdings, Inc., 6.375%, 2/1/25(3)	1,285	992,531
US Acute Care Solutions, LLC, 6.375%, 3/1/26(3)	2,658	2,290,066
Varex Imaging Corp., 7.875%, 10/15/27(3)	1,056	1,059,648
		$ 48,055,303
Homebuilders/Real Estate — 4.7%
Ashton Woods USA, LLC/Ashton Woods Finance Co.:
4.625%, 8/1/29(3)	312	$ 263,632
4.625%, 4/1/30(3)	1,060	868,871
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(3)	1,124	1,070,469
CTR Partnership, L.P./CareTrust Capital Corp., 3.875%, 6/30/28(3)	2,496	2,136,998
Cushman & Wakefield U.S. Borrower LLC, 8.875%, 9/1/31(3)	691	669,161
Dycom Industries, Inc., 4.50%, 4/15/29(3)	1,630	1,411,622
Greystar Real Estate Partners, LLC, 7.75%, 9/1/30(3)	1,970	1,948,195
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(3)	1,294	1,151,541
3.75%, 9/15/30(3)	1,740	1,333,718
KB Home:
4.00%, 6/15/31	75	60,540
4.80%, 11/15/29	491	432,610
Outfront Media Capital, LLC/Outfront Media Capital Corp.:
4.625%, 3/15/30(2)(3)	1,713	1,348,628
6.25%, 6/15/25(3)	1,341	1,317,044
Starwood Property Trust, Inc., 3.75%, 12/31/24(3)	1,250	1,191,378
Taylor Morrison Communities, Inc.:
5.125%, 8/1/30(2)(3)	1,309	1,145,224
5.75%, 1/15/28(3)	306	285,392
5.875%, 6/15/27(3)	974	927,026
TopBuild Corp.:
3.625%, 3/15/29(3)	1,000	852,580
4.125%, 2/15/32(3)	1,851	1,504,949
		$ 19,919,578
Insurance — 1.8%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(3)	1,014	$ 944,091
AmWINS Group, Inc., 4.875%, 6/30/29(3)	1,173	1,029,347
BroadStreet Partners, Inc., 5.875%, 4/15/29(3)	2,510	2,217,380
GTCR AP Finance, Inc., 8.00%, 5/15/27(3)	1,043	1,026,206
Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30(3)	1,264	1,288,344
Security	Principal Amount* (000's omitted)		Value
Insurance (continued)
USI, Inc., 6.875%, 5/1/25(3)		1,000	$ 993,372
			$ 7,498,740
Leisure — 0.8%
Boyne USA, Inc., 4.75%, 5/15/29(3)		1,580	$ 1,383,820
Life Time, Inc.:
5.75%, 1/15/26(3)		960	931,055
8.00%, 4/15/26(2)(3)		1,172	1,152,738
			$ 3,467,613
Metals/Mining — 1.7%
Constellium SE:
3.125%, 7/15/29(4)	EUR	1,150	$ 1,034,757
5.625%, 6/15/28(3)		1,000	942,146
5.875%, 2/15/26(3)		522	510,955
Hudbay Minerals, Inc.:
4.50%, 4/1/26(3)		1,721	1,612,519
6.125%, 4/1/29(3)		995	921,757
Novelis Corp.:
3.25%, 11/15/26(3)		500	447,168
3.875%, 8/15/31(3)		1,500	1,199,872
4.75%, 1/30/30(3)		927	803,514
			$ 7,472,688
Paper — 0.7%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(3)		3,767	$ 3,076,019
			$ 3,076,019
Publishing/Printing — 1.1%
LABL, Inc.:
5.875%, 11/1/28(3)		906	$ 815,032
6.75%, 7/15/26(3)		300	291,097
8.25%, 11/1/29(2)(3)		793	648,773
10.50%, 7/15/27(2)(3)		300	282,401
McGraw-Hill Education, Inc.:
5.75%, 8/1/28(3)		1,345	1,162,161
8.00%, 8/1/29(3)		1,906	1,655,437
			$ 4,854,901
Railroad — 0.3%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(3)		1,450	$ 1,378,682
			$ 1,378,682
Restaurants — 1.6%
Dave & Buster's, Inc., 7.625%, 11/1/25(3)		3,154	$ 3,155,788
IRB Holding Corp., 7.00%, 6/15/25(3)		2,429	2,432,352
Yum! Brands, Inc., 3.625%, 3/15/31		1,519	1,252,020
			$ 6,840,160

10
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)	Value
Services — 7.4%
Adtalem Global Education, Inc., 5.50%, 3/1/28(3)	2,087	$ 1,913,893
APi Escrow Corp., 4.75%, 10/15/29(3)	1,582	1,391,083
BCPE Empire Holdings, Inc., 7.625%, 5/1/27(3)	3,132	2,978,438
Clarivate Science Holdings Corp., 4.875%, 7/1/29(2)(3)	1,713	1,462,161
Gartner, Inc.:
3.625%, 6/15/29(3)	788	674,912
3.75%, 10/1/30(3)	333	279,778
4.50%, 7/1/28(3)	1,143	1,044,130
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(3)	2,720	2,648,913
Imola Merger Corp., 4.75%, 5/15/29(3)	3,140	2,754,992
Korn Ferry, 4.625%, 12/15/27(3)	2,039	1,878,082
NESCO Holdings II, Inc., 5.50%, 4/15/29(3)	1,614	1,418,232
Ritchie Bros Holdings, Inc.:
6.75%, 3/15/28(3)	1,000	998,950
7.75%, 3/15/31(2)(3)	820	833,325
SRS Distribution, Inc.:
6.00%, 12/1/29(2)(3)	490	412,146
6.125%, 7/1/29(3)	1,438	1,226,081
Summer BC Bidco B, LLC, 5.50%, 10/31/26(3)	1,617	1,451,877
VT Topco, Inc., 8.50%, 8/15/30(3)	1,499	1,486,341
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(3)	2,737	2,558,821
WESCO Distribution, Inc.:
7.125%, 6/15/25(3)	934	937,195
7.25%, 6/15/28(3)	1,637	1,646,563
Windsor Holdings III, LLC, 8.50%, 6/15/30(3)	1,647	1,626,815
		$ 31,622,728
Steel — 0.3%
TMS International Corp., 6.25%, 4/15/29(3)	1,511	$ 1,251,273
		$ 1,251,273
Super Retail — 5.5%
Asbury Automotive Group, Inc.:
4.50%, 3/1/28	691	$ 619,401
4.625%, 11/15/29(2)(3)	398	342,362
4.75%, 3/1/30	1,118	957,581
5.00%, 2/15/32(2)(3)	162	134,414
Bath & Body Works, Inc.:
6.625%, 10/1/30(3)	435	408,282
6.75%, 7/1/36(2)	196	171,952
6.95%, 3/1/33	1,244	1,114,515
7.60%, 7/15/37	88	77,333
9.375%, 7/1/25(2)(3)	578	601,724
Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28(3)	2,064	2,127,210
Group 1 Automotive, Inc., 4.00%, 8/15/28(3)	1,761	1,530,611
Ken Garff Automotive, LLC, 4.875%, 9/15/28(3)	1,490	1,274,086
Kohl's Corp., 4.625%, 5/1/31	698	470,068
Security	Principal Amount* (000's omitted)	Value
Super Retail (continued)
LCM Investments Holdings II, LLC:
4.875%, 5/1/29(3)	2,095	$ 1,783,727
8.25%, 8/1/31(3)	209	203,208
Lithia Motors, Inc.:
3.875%, 6/1/29(3)	958	808,456
4.375%, 1/15/31(3)	1,324	1,096,665
4.625%, 12/15/27(3)	1,173	1,072,351
Metis Merger Sub, LLC, 6.50%, 5/15/29(3)	2,343	1,982,028
Penske Automotive Group, Inc., 3.50%, 9/1/25	947	897,095
PetSmart, Inc./PetSmart Finance Corp.:
4.75%, 2/15/28(3)	1,709	1,498,201
7.75%, 2/15/29(3)	1,875	1,749,344
Sonic Automotive, Inc.:
4.625%, 11/15/29(2)(3)	2,129	1,767,717
4.875%, 11/15/31(2)(3)	816	650,519
		$ 23,338,850
Technology — 6.3%
Black Knight InfoServ, LLC, 3.625%, 9/1/28(3)	1,622	$ 1,457,773
Booz Allen Hamilton, Inc.:
3.875%, 9/1/28(3)	2,313	2,074,576
4.00%, 7/1/29(3)	977	862,896
Central Parent, LLC/CDK Global II, LLC/CDK Financing Co., Inc., 8.00%, 6/15/29(3)	873	870,555
Ciena Corp., 4.00%, 1/31/30(2)(3)	1,374	1,164,197
Cloud Software Group, Inc.:
6.50%, 3/31/29(3)	786	695,878
9.00%, 9/30/29(2)(3)	1,006	875,608
Fair Isaac Corp., 4.00%, 6/15/28(3)	2,050	1,835,002
II-VI, Inc., 5.00%, 12/15/29(2)(3)	1,411	1,225,327
McAfee Corp., 7.375%, 2/15/30(3)	1,443	1,209,758
NCR Corp.:
5.125%, 4/15/29(3)	751	662,452
5.25%, 10/1/30(3)	693	597,902
ON Semiconductor Corp., 3.875%, 9/1/28(3)	1,767	1,566,375
Open Text Corp., 3.875%, 2/15/28(3)	1,045	913,878
Open Text Holdings, Inc., 4.125%, 2/15/30(2)(3)	1,352	1,132,559
Presidio Holdings, Inc.:
4.875%, 2/1/27(3)	782	724,334
8.25%, 2/1/28(2)(3)	1,599	1,530,158
Seagate HDD Cayman:
4.091%, 6/1/29	328	283,248
9.625%, 12/1/32(3)	1,277	1,376,960
Sensata Technologies B.V., 5.00%, 10/1/25(3)	385	373,653
Sensata Technologies, Inc.:
3.75%, 2/15/31(3)	1,480	1,199,318
4.375%, 2/15/30(3)	199	172,047
SS&C Technologies, Inc., 5.50%, 9/30/27(3)	1,148	1,084,476
Viavi Solutions, Inc., 3.75%, 10/1/29(3)	1,378	1,121,623

11
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000's omitted)		Value
Technology (continued)
VM Consolidated, Inc., 5.50%, 4/15/29(3)		2,312	$ 2,083,664
			$ 27,094,217
Telecommunications — 4.7%
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(3)		3,000	$ 2,801,843
Iliad Holding SASU:
6.50%, 10/15/26(3)		1,164	1,094,850
7.00%, 10/15/28(3)		1,625	1,480,938
LCPR Senior Secured Financing DAC:
5.125%, 7/15/29(3)		531	427,789
6.75%, 10/15/27(3)		1,820	1,673,963
Sprint Capital Corp., 6.875%, 11/15/28		2,159	2,231,049
Sprint, LLC:
7.125%, 6/15/24		1,000	1,006,948
7.625%, 2/15/25		1,206	1,224,607
7.625%, 3/1/26		1,500	1,542,740
Telecom Italia SpA, 5.303%, 5/30/24(3)		1,116	1,098,332
T-Mobile USA, Inc.:
2.875%, 2/15/31		365	296,262
4.75%, 2/1/28		275	263,865
5.375%, 4/15/27		455	448,281
Viasat, Inc., 5.625%, 4/15/27(3)		225	195,188
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(4)	GBP	283	288,285
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(3)		1,925	1,663,354
Vmed O2 UK Financing I PLC, 4.75%, 7/15/31(3)		1,000	809,068
Ziggo B.V., 4.875%, 1/15/30(3)		506	412,842
Ziggo Bond Co. B.V., 6.00%, 1/15/27(3)		1,420	1,301,772
			$ 20,261,976
Transport Excluding Air & Rail — 0.3%
Seaspan Corp., 5.50%, 8/1/29(3)		1,835	$ 1,474,899
			$ 1,474,899
Utilities — 2.8%
Clearway Energy Operating, LLC, 4.75%, 3/15/28(3)		1,196	$ 1,070,922
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(3)		1,228	1,105,665
Leeward Renewable Energy Operations, LLC, 4.25%, 7/1/29(3)		1,270	1,045,416
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(3)		14	13,455
4.50%, 9/15/27(3)		904	820,472
NRG Energy, Inc.:
3.375%, 2/15/29(3)		3,000	2,430,998
5.75%, 1/15/28		1,000	938,697
10.25% to 3/15/28(3)(5)(6)		1,061	1,040,220
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(3)		1,602	1,393,131
Security	Principal Amount* (000's omitted)	Value
Utilities (continued)
TerraForm Power Operating, LLC:
4.75%, 1/15/30(3)	1,000	$ 855,655
5.00%, 1/31/28(3)	1,402	1,273,948
		$ 11,988,579
Total Corporate Bonds (identified cost $422,482,864)		$379,713,598

Preferred Stocks — 0.3%

Security	Shares	Value
Services — 0.3%
WESCO International, Inc., Series A, 10.625% to 6/22/25(5)(6)	45,970	$ 1,214,068
Total Preferred Stocks (identified cost $1,291,567)		$ 1,214,068

Senior Floating-Rate Loans — 5.4%(9)

Borrower/Description	Principal Amount (000's omitted)	Value
Air Transportation — 0.6%
Air Canada, Term Loan, 9.129%, (SOFR + 3.50%), 8/11/28	$1,369	$ 1,371,608
SkyMiles IP, Ltd., Term Loan, 9.076%, (SOFR + 3.75%), 10/20/27	1,179	1,224,634
		$ 2,596,242
Automotive & Auto Parts — 0.2%
Clarios Global, L.P., Term Loan, 9.066%, (SOFR + 3.75%), 5/6/30	$754	$ 754,094
		$ 754,094
Broadcasting — 0.1%
ABG Intermediate Holdings 2, LLC, Term Loan, 8.916%, (SOFR + 3.50%), 12/21/28	$495	$ 494,762
		$ 494,762
Capital Goods — 0.2%
DexKo Global, Inc., Term Loan, 9.64%, (SOFR + 4.25%), 10/4/28	$594	$ 586,575
EMRLD Borrower LP, Term Loan, 8.316%, (SOFR + 3.00%), 5/31/30	359	358,935
		$ 945,510
Healthcare — 1.1%
Jazz Financing Lux S.a.r.l., Term Loan, 8.931%, (SOFR + 3.50%), 5/5/28	$1,461	$ 1,461,941

12
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Healthcare (continued)
Pearl Intermediate Parent, LLC, Term Loan, 11.661%, (SOFR + 6.25%), 2/13/26	$325	$ 321,547
Pluto Acquisition I, Inc., Term Loan, 9.684%, (SOFR + 4.00%), 6/22/26	1,683	1,478,646
Verscend Holding Corp., Term Loan, 9.43%, (SOFR + 4.00%), 8/27/25	1,635	1,637,901
		$ 4,900,035
Restaurants — 0.3%
IRB Holding Corp., Term Loan, 8.416%, (SOFR + 3.00%), 12/15/27	$1,333	$ 1,329,556
		$ 1,329,556
Services — 1.1%
AlixPartners, LLP, Term Loan, 8.181%, (SOFR + 2.75%), 2/4/28	$2,616	$ 2,617,055
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28	1,289	1,118,860
SRS Distribution, Inc., Term Loan, 8.93%, (SOFR + 3.50%), 6/2/28	764	757,549
		$ 4,493,464
Super Retail — 1.1%
Mavis Tire Express Services Corp., Term Loan, 9.43%, (SOFR + 4.00%), 5/4/28	$915	$ 914,731
Michaels Companies, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 4/15/28	930	851,757
PetSmart, Inc., Term Loan, 9.166%, (SOFR + 3.75%), 2/11/28	2,808	2,804,424
		$ 4,570,912
Technology — 0.7%
Riverbed Technology, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 7/1/28	$402	$ 262,502
SS&C European Holdings S.a.r.l., Term Loan, 7.18%, (SOFR + 1.75%), 4/16/25	58	57,702
SS&C Technologies, Inc.:
Term Loan, 7.181%, (SOFR + 1.75%), 4/16/25	62	62,283
Term Loan, 7.181%, (SOFR + 1.75%), 4/16/25	399	399,382
Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 12.652%, (SOFR + 7.00%), 2/28/25	2,200	2,096,289
		$ 2,878,158
Total Senior Floating-Rate Loans (identified cost $23,131,889)		$ 22,962,733

Short-Term Investments — 9.9%

Affiliated Fund — 3.3%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(10)	14,175,350	$ 14,175,350
Total Affiliated Fund (identified cost $14,175,350)		$ 14,175,350
Securities Lending Collateral — 6.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(11)	28,240,331	$ 28,240,331
Total Securities Lending Collateral (identified cost $28,240,331)		$ 28,240,331
Total Short-Term Investments (identified cost $42,415,681)		$ 42,415,681
Total Investments — 105.6% (identified cost $493,433,724)		$450,888,549

Other Assets, Less Liabilities — (5.6)%	$ (24,055,993)

Net Assets — 100.0%	$426,832,556

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $28,260,636.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $322,662,736 or 75.6% of the Fund's net assets.
(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of these securities is $9,721,250 or 2.2% of the Fund's net assets.
(5)	Security converts to variable rate after the indicated fixed-rate coupon period.
(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(7)	When-issued security.

13
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(11)	Represents investment of cash collateral received in connection with securities lending.

14
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Schedule of Investments — continued

Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	10,014,972	EUR	9,057,578	State Street Bank and Trust Company	10/31/23	$ 427,826	$ —
USD	124,963	EUR	113,144	State Street Bank and Trust Company	10/31/23	5,203	—
USD	99,843	EUR	91,105	State Street Bank and Trust Company	10/31/23	3,412	—
USD	294,294	GBP	229,100	State Street Bank and Trust Company	10/31/23	14,720	—
USD	6,784	GBP	5,328	State Street Bank and Trust Company	10/31/23	282	—
USD	9,414	GBP	7,582	State Street Bank and Trust Company	10/31/23	162	—
USD	1,797	GBP	1,398	State Street Bank and Trust Company	10/31/23	91	—
						$451,696	$ —

Abbreviations:
OTC	– Over-the-counter
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
15
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $479,258,374) - including $28,260,636 of securities on loan	$ 436,713,199
Investments in securities of affiliated issuers, at value (identified cost $14,175,350)	14,175,350
Receivable for open forward foreign currency exchange contracts	451,696
Cash	457,902
Cash denominated in foreign currency, at value (cost $2,313)	2,238
Receivable for investments sold	832,901
Receivable for capital shares sold	465,171
Dividends and interest receivable	6,672,698
Dividends receivable - affiliated	73,215
Securities lending income receivable	6,788
Trustees' deferred compensation plan	144,982
Total assets	$459,996,140
Liabilities
Payable for investments purchased	$ 1,994,439
Payable for when-issued securities	1,394,000
Payable for capital shares redeemed	816,011
Distributions payable	184,218
Deposits for securities loaned	28,240,331
Payable to affiliates:
Investment advisory fee	168,757
Administrative fee	42,711
Distribution and service fees	12,034
Sub-transfer agency fee	4,501
Trustees' deferred compensation plan	144,982
Other	5,918
Accrued expenses	155,682
Total liabilities	$ 33,163,584
Net Assets	$426,832,556
Sources of Net Assets
Paid-in capital	$ 506,134,671
Accumulated loss	(79,302,115)
Net Assets	$426,832,556
Class A Shares
Net Assets	$ 48,171,720
Shares Outstanding	2,060,954
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 23.37
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 24.16
Class C Shares
Net Assets	$ 2,395,644
Shares Outstanding	100,917
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 23.74
16
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 302,348,380
Shares Outstanding	13,122,856
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 23.04
Class R6 Shares
Net Assets	$ 73,916,812
Shares Outstanding	3,206,691
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 23.05

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
17
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $185)	$ 203,316
Dividend income - affiliated issuers	687,881
Interest and other income	25,264,459
Securities lending income, net	203,832
Total investment income	$ 26,359,488
Expenses
Investment advisory fee	$ 2,081,520
Administrative fee	520,380
Distribution and service fees:
Class A	118,973
Class C	27,975
Trustees' fees and expenses	29,156
Custodian fees	11,310
Transfer agency fees and expenses	351,357
Accounting fees	100,380
Professional fees	59,473
Registration fees	68,055
Reports to shareholders	31,743
Miscellaneous	32,856
Total expenses	$ 3,433,178
Waiver and/or reimbursement of expenses by affiliates	$ (21,965)
Net expenses	$ 3,411,213
Net investment income	$ 22,948,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (18,119,257)
Foreign currency transactions	6,239
Forward foreign currency exchange contracts	(491,553)
Net realized loss	$(18,604,571)
Change in unrealized appreciation (depreciation):
Investment securities	$ 31,219,684
Foreign currency	2,131
Forward foreign currency exchange contracts	11,796
Net change in unrealized appreciation (depreciation)	$ 31,233,611
Net realized and unrealized gain	$ 12,629,040
Net increase in net assets from operations	$ 35,577,315
18
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 22,948,275	$ 21,017,146
Net realized loss	(18,604,571)	(5,994,859)
Net change in unrealized appreciation (depreciation)	31,233,611	(86,761,001)
Net increase (decrease) in net assets from operations	$ 35,577,315	$ (71,738,714)
Distributions to shareholders:
Class A	$ (2,455,800)	$ (2,193,558)
Class C	(122,960)	(136,527)
Class I	(16,512,044)	(15,852,882)
Class R6	(4,258,271)	(3,531,631)
Total distributions to shareholders	$ (23,349,075)	$ (21,714,598)
Capital share transactions:
Class A	$ (107,692)	$ 1,025,988
Class C	(692,976)	(1,480,727)
Class I	(5,307,961)	(13,640,991)
Class R6	(13,687,695)	49,316,498
Net increase (decrease) in net assets from capital share transactions	$ (19,796,324)	$ 35,220,768
Net decrease in net assets	$ (7,568,084)	$ (58,232,544)
Net Assets
At beginning of year	$ 434,400,640	$ 492,633,184
At end of year	$426,832,556	$434,400,640
19
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 22.73	$ 27.47	$ 26.56	$ 27.20	$ 26.73
Income (Loss) From Operations
Net investment income(1)	$ 1.19	$ 1.03	$ 1.08	$ 1.15	$ 1.24
Net realized and unrealized gain (loss)	0.67	(4.71)	0.95	(0.56)	0.49
Total income (loss) from operations	$ 1.86	$ (3.68)	$ 2.03	$ 0.59	$ 1.73
Less Distributions
From net investment income	$ (1.22)	$ (1.06)	$ (1.12)	$ (1.23)	$ (1.26)
Total distributions	$ (1.22)	$ (1.06)	$ (1.12)	$ (1.23)	$ (1.26)
Net asset value — End of year	$ 23.37	$ 22.73	$ 27.47	$ 26.56	$ 27.20
Total Return(2)	8.24%	(13.69)%	7.74%	2.30%	6.70%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$48,172	$46,982	$55,740	$49,682	$51,273
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.02%	1.02%	1.01%	1.04%	1.07%
Net expenses	1.02% (4)	1.02% (4)	1.01%	1.02%	1.04%
Net investment income	5.07%	4.03%	3.95%	4.36%	4.65%
Portfolio Turnover	24%	28%	43%	49%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
20
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 23.08	$ 27.89	$ 26.98	$ 27.62	$ 27.14
Income (Loss) From Operations
Net investment income(1)	$ 1.03	$ 0.84	$ 0.89	$ 0.96	$ 1.05
Net realized and unrealized gain (loss)	0.69	(4.76)	0.95	(0.55)	0.50
Total income (loss) from operations	$ 1.72	$ (3.92)	$ 1.84	$ 0.41	$ 1.55
Less Distributions
From net investment income	$ (1.06)	$ (0.89)	$ (0.93)	$ (1.05)	$ (1.07)
Total distributions	$ (1.06)	$ (0.89)	$ (0.93)	$ (1.05)	$ (1.07)
Net asset value — End of year	$23.74	$ 23.08	$27.89	$26.98	$27.62
Total Return(2)	7.48%	(14.33)%	6.88%	1.58%	5.89%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 2,396	$ 2,998	$ 5,199	$ 5,106	$ 3,977
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.77%	1.77%	1.76%	1.79%	1.82%
Net expenses	1.77% (4)	1.77% (4)	1.76%	1.77%	1.79%
Net investment income	4.30%	3.24%	3.21%	3.58%	3.91%
Portfolio Turnover	24%	28%	43%	49%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
21
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 22.40	$ 27.07	$ 26.18	$ 26.80	$ 26.35
Income (Loss) From Operations
Net investment income(1)	$ 1.23	$ 1.07	$ 1.13	$ 1.18	$ 1.29
Net realized and unrealized gain (loss)	0.67	(4.63)	0.93	(0.52)	0.47
Total income (loss) from operations	$ 1.90	$ (3.56)	$ 2.06	$ 0.66	$ 1.76
Less Distributions
From net investment income	$ (1.26)	$ (1.11)	$ (1.17)	$ (1.28)	$ (1.31)
Total distributions	$ (1.26)	$ (1.11)	$ (1.17)	$ (1.28)	$ (1.31)
Net asset value — End of year	$ 23.04	$ 22.40	$ 27.07	$ 26.18	$ 26.80
Total Return(2)	8.55%	(13.47)%	7.98%	2.59%	6.93%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$302,348	$299,339	$380,659	$274,030	$149,733
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.77%	0.76%	0.79%	0.82%
Net expenses	0.77% (4)	0.77% (4)	0.76%	0.77%	0.76%
Net investment income	5.31%	4.27%	4.18%	4.53%	4.92%
Portfolio Turnover	24%	28%	43%	49%	39%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
22
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 22.41	$ 27.08	$ 26.19	$ 26.81	$ 25.96
Income (Loss) From Operations
Net investment income(2)	$ 1.25	$ 1.11	$ 1.14	$ 1.17	$ 0.85
Net realized and unrealized gain (loss)	0.67	(4.65)	0.95	(0.49)	0.86
Total income (loss) from operations	$ 1.92	$ (3.54)	$ 2.09	$ 0.68	$ 1.71
Less Distributions
From net investment income	$ (1.28)	$ (1.13)	$ (1.20)	$ (1.30)	$ (0.86)
Total distributions	$ (1.28)	$ (1.13)	$ (1.20)	$ (1.30)	$ (0.86)
Net asset value — End of period	$ 23.05	$ 22.41	$ 27.08	$26.19	$26.81
Total Return(3)	8.64%	(13.39)%	8.07%	2.66%	6.67% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,917	$85,082	$51,035	$ 244	$ 57
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.69%	0.69%	0.69%	0.73%	0.74% (6)
Net expenses	0.68% (7)	0.69% (7)	0.69%	0.71%	0.71% (6)
Net investment income	5.40%	4.47%	4.22%	4.51%	4.85% (6)
Portfolio Turnover	24%	28%	43%	49%	39% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
(8)	For the year ended September 30, 2019.
23
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors.  Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
24

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 2,070,066(2)	$ —	$ —	$ 2,070,066
Convertible Bonds	—	2,512,403	—	2,512,403
Corporate Bonds	—	379,713,598	0	379,713,598
Preferred Stocks	1,214,068	—	—	1,214,068
Senior Floating-Rate Loans	—	22,962,733	—	22,962,733
Short-Term Investments:
Affiliated Fund	14,175,350	—	—	14,175,350
Securities Lending Collateral	28,240,331	—	—	28,240,331
Total Investments	$45,699,815	$405,188,734	$ 0	$450,888,549
Forward Foreign Currency Exchange Contracts	$ —	$ 451,696	$ —	$ 451,696
Total	$45,699,815	$405,640,430	$ 0	$451,340,245

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent
25

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.48% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $2,081,520.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $21,965 relating to the Fund’s investment in the Liquidity Fund.
26

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.02%, 1.77%, 0.77% and 0.71% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2023, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $520,380.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $118,973 and $27,975 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $3,482 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received less than $500 and less than $100 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $18,193 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2023, CRM reimbursed the Fund $19,958 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities and including principal repayments on senior floating-rate loans, were $98,764,768 and $120,247,840, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$23,349,075	$21,714,598
27

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

During the year ended September 30, 2023, accumulated loss was increased by $63,733 and paid-in capital was increased by $63,733 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 390,281
Deferred capital losses	(35,873,419)
Net unrealized depreciation	(43,634,759)
Distributions payable	(184,218)
Accumulated loss	$(79,302,115)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $35,873,419 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $9,542,715 are short-term and $26,330,704 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$494,520,554
Gross unrealized appreciation	$ 1,735,907
Gross unrealized depreciation	(45,367,912)
Net unrealized depreciation	$ (43,632,005)
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2023 is included in the Schedule of Investments. At September 30, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. During the year ended September 30, 2023, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2023, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However,
28

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC  derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$451,696	$ —
The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$451,696	$ —	$(295,748)	$ —	$155,948

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended September 30, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Forward foreign currency exchange contracts	Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts
Forward foreign currency exchange contracts	$ (491,553)	$ 11,796
The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended September 30, 2023, which is indicative of the volume of this derivative type, was approximately $10,379,000.
29

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan, including accrued interest, was $28,764,508 and the total value of collateral received was $29,404,453, comprised of cash of $28,240,331 and U.S. government and/or agencies securities of $1,164,122.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 556,750	$ —	$ —	$ —	$ 556,750
Corporate Bonds	27,683,581	—	—	—	27,683,581
Total	$28,240,331	$ —	$ —	$ —	$28,240,331
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
30

Calvert
High Yield Bond Fund
September 30, 2023
Notes to Financial Statements — continued

8  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $14,175,350, which represents 3.3% of the Fund’s net assets. Transactions in such funds by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$12,432,367	$127,561,145	$(125,818,162)	$ —	$ —	$14,175,350	$687,881	14,175,350
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	364,246	$ 8,605,638	421,951	$ 10,802,332
Reinvestment of distributions	100,625	2,374,569	84,221	2,119,029
Shares redeemed	(471,133)	(11,087,899)	(468,433)	(11,895,373)
Net increase (decrease)	(6,262)	$ (107,692)	37,739	$ 1,025,988
Class C
Shares sold	14,152	$ 338,161	12,288	$ 332,264
Reinvestment of distributions	5,026	120,457	5,219	134,257
Shares redeemed	(48,155)	(1,151,594)	(74,010)	(1,947,248)
Net decrease	(28,977)	$ (692,976)	(56,503)	$ (1,480,727)
Class I
Shares sold	4,576,002	$ 106,518,931	5,576,938	$ 141,926,091
Reinvestment of distributions	643,301	14,965,277	576,189	14,311,643
Shares redeemed	(5,458,633)	(126,792,169)	(6,851,650)	(169,878,725)
Net decrease	(239,330)	$ (5,307,961)	(698,523)	$ (13,640,991)
Class R6
Shares sold	423,300	$ 9,883,414	2,505,103	$ 63,244,797
Reinvestment of distributions	161,783	3,764,923	117,989	2,874,336
Shares redeemed	(1,174,731)	(27,336,032)	(711,187)	(16,802,635)
Net increase (decrease)	(589,648)	$ (13,687,695)	1,911,905	$ 49,316,498
10  Risks and Uncertainties
Credit Risk
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
31

Calvert
High Yield Bond Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert High Yield Bond Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
32

Calvert
High Yield Bond Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $275,477, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 1.02% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 88.08% of distributions from net investment income as a 163(j) interest dividend.
33

Calvert
High Yield Bond Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
34

Calvert
High Yield Bond Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert High Yield Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-, three- and five-year periods ended December 31, 2022. This performance data also indicated that the Fund had outperformed its benchmark index for the one-year period ended
35

Calvert
High Yield Bond Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

December 31, 2022, while it had underperformed its benchmark index for the three- and five-year periods ended December 31, 2022. The Board took into account management’s discussion of the Fund’s performance. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
36

Calvert
High Yield Bond Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
37

Calvert
High Yield Bond Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
38

Calvert
High Yield Bond Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
39

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

40

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
41

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
42

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24185     9.30.23

Calvert
Mortgage Access Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Mortgage Access Fund

Calvert
Mortgage Access Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended September 30, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were strongly positive during the period -- buoyed in part by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, a majority of economists and market observers seemed to be coming around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the economy in for a soft landing without a recession.
One cloud that hung over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final two months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer.
Against the backdrop of the Fed’s aggressive monetary tightening campaign, U.S. Treasurys were the worst-performing major fixed-income asset class during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 2.81%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage Backed Securities Index to return -0.17% during the period. As the Fed lowered its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led prices to fall and the asset class to deliver negative returns.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Mortgage Access Fund (the Fund) returned 2.73% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Mortgage Backed Securities Index (the Index), which returned -0.17%. The Fund’s allocation to non-agency mortgage-backed securities (MBS) contributed to returns relative to the Index during the period. An allocation to loans issued by the Federal Agricultural Mortgage Corp., which seeks to benefit small family farms, also contributed to performance relative to the Index during the period. Exposure to U.S. Government-guaranteed agency MBS, issued by state housing finance agencies, further enhanced relative returns during the period. In contrast, the Fund’s modest allocation to fixed-rate collateralized mortgage obligations (CMOs) weighed on returns relative to the Index during the period. CMOs underperformed the Index as a result of widening MBS spreads and the sharp rise in interest rates during the period. The Fund’s use of U.S. Treasury futures contracts to hedge interest rate exposure further detracted from returns relative to the Index. Their value declined as U.S. Treasury yields rose during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Mortgage Access Fund
September 30, 2023
Performance

Portfolio Manager(s) Andrew Szczurowski, CFA and Alexander Payne, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/29/2022	04/29/2022	2.73%	—%	0.21%
Class A with 3.25% Maximum Sales Charge	—	—	(0.56)	—	(2.12)
Class C at NAV	04/29/2022	04/29/2022	1.96	—	(0.56)
Class C with 1% Maximum Deferred Sales Charge	—	—	0.99	—	(0.56)
Class I at NAV	04/29/2022	04/29/2022	2.99	—	0.44
Class R6 at NAV	04/29/2022	04/29/2022	2.99	—	0.48

Bloomberg U.S. Mortgage Backed Securities Index	—	—	(0.17)%	(0.77)%	0.61%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.59%	2.34%	1.34%	1.34%
Net	0.74	1.49	0.49	0.49
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/29/2022	$9,920	N.A.
Class I, at minimum investment	$1,000,000	04/29/2022	$1,006,238	N.A.
Class R6, at minimum investment	$5,000,000	04/29/2022	$5,034,113	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Mortgage Access Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
4

Calvert
Mortgage Access Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Mortgage Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/1/25. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg
U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

5

Calvert
Mortgage Access Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 970.90	$ 6.13**	1.24%
Class C	$1,000.00	$ 966.30	$ 9.81**	1.99%
Class I	$1,000.00	$ 971.10	$ 4.89**	0.99%
Class R6	$1,000.00	$ 971.10	$ 4.89**	0.99%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.85	$ 6.28**	1.24%
Class C	$1,000.00	$1,015.09	$10.05 **	1.99%
Class I	$1,000.00	$1,020.10	$ 5.01**	0.99%
Class R6	$1,000.00	$1,020.10	$ 5.01**	0.99%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
Mortgage Access Fund
September 30, 2023
Schedule of Investments

Collateralized Mortgage Obligations — 45.1%

Security	Principal Amount (000's omitted)	Value
Angel Oak Mortgage Trust, Series 2021-5, Class A2, 1.208%, 7/25/66(1)(2)	$70	$ 56,070
Angel Oak Mortgage Trust I, LLC, Series 2019-1, Class B1, 5.40%, 11/25/48(1)(2)	250	245,118
Bellemeade Re, Ltd., Series 2022-2, Class M1A, 9.315%, (30-day average SOFR + 4.00%), 9/27/32(1)(3)	500	513,388
BRAVO Residential Funding Trust:
Series 2021-NQM1, Class A3, 1.332%, 2/25/49(1)(2)	80	69,164
Series 2021-NQM3, Class A3, 1.956%, 4/25/60(1)(2)	122	106,637
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(4)	945	830,980
CHNGE Mortgage Trust:
Series 2022-4, Class A1, 6.00% to 9/25/24, 10/25/57(1)(4)	825	804,452
Series 2022-NQM1, Class A3, 5.82% to 8/25/25, 6/25/67(1)(4)	89	84,368
Series 2022-NQM1, Class M1, 5.82% to 8/25/25, 6/25/67(1)(4)	500	439,109
Series 2023-1, Class A1, 7.065% to 2/25/26, 3/25/58(1)(2)	415	412,389
Series 2023-4, Class A3, 8.38%, 9/25/58(1)(4)	969	968,996
Deephaven Residential Mortgage Trust, Series 2020-2, Class B2, 5.804%, 5/25/65(1)(2)	500	473,682
FARM Mortgage Trust:
Series 2021-1, Class B, 3.241% to 7/25/47, 7/25/51(1)(2)	768	528,138
Series 2022-1, Class B, 2.945%, 1/25/52(1)(2)	381	256,645
Series 2023-1, Class B, 3.033%, 3/25/52(1)(2)	974	659,018
Federal Home Loan Mortgage Corp., Series 5327, Class B, 6.00%, 8/25/53	650	637,413
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-HQA3, Class B2, 12.929%, (30-day average SOFR + 7.61%), 9/25/49(1)(3)	250	274,933
Series 2021-HQA1, Class B2, 10.315%, (30-day average SOFR + 5.00%), 8/25/33(1)(3)	750	723,442
Series 2022-HQA1, Class M1B, 8.815%, (30-day average SOFR + 3.50%), 3/25/42(1)(3)	500	517,743
Series 2022-HQA2, Class M1B, 9.315%, (30-day average SOFR + 4.00%), 7/25/42(1)(3)	500	523,480
Series 2023-HQA2, Class M1B, 8.665%, (30-day average SOFR + 3.35%), 6/25/43(1)(3)	750	770,680
Federal National Mortgage Association, Series 2023-12, Class LW, 6.00%, 4/25/53	500	491,026
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(3)	233	239,424
Series 2023-R03, Class 2M2, 9.215%, (30-day average SOFR + 3.90%), 4/25/43(1)(3)	500	523,572
GCAT Trust:
Series 2022-NQM4, Class A3, 5.73% to 8/25/25, 8/25/67(1)(4)	91	87,905
Series 2022-NQM4, Class M1, 5.743%, 8/25/67(1)(2)	100	89,637
Series 2023-NQM2, Class A2, 6.243% to 2/25/26, 11/25/67(1)(4)	451	445,555
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
Series 2021-160, Class DI, 3.00%, 9/20/51(5)	$604	$ 93,215
Series 2022-126, Class AS, 0.00%, (3.69% - 30-day average SOFR, Floor 0.00%), 7/20/52(5)(6)	840	11,673
Series 2022-173, Class S, 3.248%, (22.733% - 30-day average SOFR x 3.667), 10/20/52(6)	229	208,384
Series 2022-195, Class AS, 3.462%, (23.125% - 30-day average SOFR x 3.70), 11/20/52(6)	241	239,841
Series 2022-197, Class SW, 3.566%, (16.32% - 30-day average SOFR x 2.40), 11/20/52(6)	226	210,062
Series 2023-13, Class SA, 0.086%, (5.40% - 30-day average SOFR), 1/20/53(5)(6)	1,896	39,862
Series 2023-149, Class S, 5.505%, (21.45% - 30-day average SOFR x 3.00), 9/1/53(6)	500	498,657
Series 2023-19, Class SD, 0.986%, (6.30% - 30-day average SOFR), 2/20/53(5)(6)	968	47,039
Series 2023-22, Class ES, 0.986%, (6.30% - 30-day average SOFR), 2/20/53(5)(6)	973	48,349
Series 2023-24, Class SB, 0.00%, (5.15% - 30-day average SOFR, Floor 0.00%), 2/20/53(5)(6)	1,945	44,329
Series 2023-24, Class SG, 0.986%, (6.30% - 30-day average SOFR), 2/20/53(5)(6)	973	48,349
Series 2023-38, Class LS, 0.986%, (6.30% - 30-day average SOFR), 3/20/53(5)(6)	978	48,945
Series 2023-47, Class HS, 0.986%, (6.30% - 30-day average SOFR), 3/20/53(5)(6)	342	17,131
Series 2023-47, Class SC, 0.936%, (6.25% - 30-day average SOFR), 3/20/53(5)(6)	488	23,767
Series 2023-65, Class G, 3.064%, (22.55% - 30-day average SOFR x 3.667), 5/20/53(6)	498	444,381
Series 2023-89, Class SE, 0.736%, (6.05% - 30-day average SOFR), 6/20/53(5)(6)	2,485	122,448
Series 2023-96, Class BL, 6.00%, 7/20/53	650	636,591
Series 2023-96, Class DB, 6.00%, 7/20/53	750	733,449
Series 2023-98, Class BW, 6.00%, 7/20/53	250	244,582
Series 2023-99, Class AL, 6.00%, 7/20/53	1,000	978,069
Series 2023-100, Class AY, 6.00%, 7/20/53	2,000	1,957,091
Series 2023-100, Class JL, 6.00%, 7/20/53	500	489,882
Series 2023-102, Class SG, 2.742%, (22.55% - 30-day average SOFR x 3.727), 7/20/53(6)	348	316,618
Series 2023-133, Class S, 5.66%, (21.60% - 30-day average SOFR x 3.00), 9/20/53(6)	700	676,127
New Residential Mortgage Loan Trust, Series 2021-NQM2R, Class M1, 2.201%, 10/25/58(1)(2)	130	110,821
NewRez Warehouse Securitization Trust, Series 2021-1, Class F, 10.684%, (1 mo. SOFR + 5.36%), 5/25/55(1)(3)	841	844,934
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 9.284%, (1 mo. SOFR + 3.85%), 2/25/25(1)(3)	1,250	1,249,875
Series 2022-FT1, Class A, 9.505%, (30-day average SOFR + 4.19%), 6/25/27(1)(3)	300	300,484
Series 2022-GT1, Class A, 9.565%, (30-day average SOFR + 4.25%), 5/25/27(1)(3)	500	501,378
Radnor RE, Ltd., Series 2022-1, Class M1A, 9.065%, (30-day average SOFR + 3.75%), 9/25/32(1)(3)	500	510,527

7

Calvert
Mortgage Access Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/59(1)(2)	$14	$ 13,200
Total Collateralized Mortgage Obligations (identified cost $23,868,198)		$23,483,024

U.S. Government Agency Mortgage-Backed Securities — 98.8%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., 5.00%, 9/1/52	$246	$ 233,177
Federal National Mortgage Association:
4.50%, 8/1/52	49	45,180
5.00%, with various maturities to 2052	1,326	1,255,582
5.50%, 11/1/52	99	95,879
6.00%, 7/1/53	499	500,146
6.50%, with various maturities to 2053	1,499	1,519,376
7.00%, 6/1/53	499	518,293
Government National Mortgage Association:
5.50%, 30-Year, TBA(7)	9,900	9,611,078
6.00%, 30-Year, TBA(7)	7,400	7,335,223
6.50%, 30-Year, TBA(7)	2,600	2,616,565
4.00%, with various maturities to 2052	963	864,959
4.50%, with various maturities to 2052	391	362,801
5.00%, with various maturities to 2052(8)	7,483	7,101,054
5.50%, with various maturities to 2062(8)	3,370	3,275,829
6.00%, with various maturities to 2053	6,601	6,575,355
6.50%, with various maturities to 2063(8)	6,396	6,473,478
7.00%, with various maturities to 2062(8)	3,023	3,109,959
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $52,825,420)		$51,493,934

Short-Term Investments — 3.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(9)	1,881,424	$ 1,881,424
Total Short-Term Investments (identified cost $1,881,424)		$ 1,881,424
Total Investments — 147.5% (identified cost $78,575,042)		$76,858,382
Other Assets, Less Liabilities — (47.5)%		$ (24,740,023)
Net Assets — 100.0%		$ 52,118,359

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $14,175,744 or 27.2% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.
(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2023.
(7)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(8)	Security (or a portion thereof) has been pledged for the benefit of the counterparty for reverse repurchase agreements.
(9)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

Abbreviations:
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

8

Calvert
Mortgage Access Fund
September 30, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 5-Year Treasury Note	95	Long	12/29/23	$10,009,141	$ (101,431)
					$(101,431)
9

Calvert
Mortgage Access Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $76,693,618)	$ 74,976,958
Investments in securities of affiliated issuers, at value (identified cost $1,881,424)	1,881,424
Receivable for variation margin on open futures contracts	14,879
Deposits at broker for futures contracts	138,463
Receivable for investments sold	3,033,563
Receivable for capital shares sold	16,063
Interest receivable	310,250
Dividends receivable - affiliated	9,313
Trustees' deferred compensation plan	209
Total assets	$80,381,122
Liabilities
Payable for reverse repurchase agreements, including accrued interest of $33,122	$ 4,782,910
Payable for when-issued/delayed delivery/forward commitment securities	23,362,703
Payable for capital shares redeemed	12,775
Payable to affiliates:
Investment advisory fee	11,818
Administrative fee	5,179
Distribution and service fees	72
Sub-transfer agency fee	59
Trustees' deferred compensation plan	209
Other	28,718
Accrued expenses	58,320
Total liabilities	$28,262,763
Net Assets	$52,118,359
Sources of Net Assets
Paid-in capital	$ 54,402,851
Accumulated loss	(2,284,492)
Net Assets	$52,118,359
Class A Shares
Net Assets	$ 142,220
Shares Outstanding	15,081
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.43
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.75
Class C Shares
Net Assets	$ 49,611
Shares Outstanding	5,260
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 9.43
Class I Shares
Net Assets	$ 51,875,997
Shares Outstanding	5,499,829
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.43
10
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 50,531
Shares Outstanding	5,358
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.43

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
11
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income - affiliated issuers	$ 63,891
Interest income	2,016,082
Total investment income	$ 2,079,973
Expenses
Investment advisory fee	$ 90,112
Administrative fee	38,620
Distribution and service fees:
Class A	226
Class C	502
Trustees' fees and expenses	2,120
Custodian fees	6,680
Transfer agency fees and expenses	1,760
Accounting fees	7,061
Professional fees	35,150
Offering costs	53,311
Registration fees	8,417
Reports to shareholders	373
Interest expense and fees	129,963
Miscellaneous	14,045
Total expenses	$ 388,340
Waiver and/or reimbursement of expenses by affiliates	$ (101,989)
Net expenses	$ 286,351
Net investment income	$ 1,793,622
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (172,415)
Futures contracts	(257,652)
Net realized loss	$ (430,067)
Change in unrealized appreciation (depreciation):
Investment securities	$ (920,131)
Futures contracts	(101,431)
Net change in unrealized appreciation (depreciation)	$(1,021,562)
Net realized and unrealized loss	$(1,451,629)
Net increase in net assets from operations	$ 341,993
12
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30, 2023	Period Ended September 30, 2022(1)
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,793,622	$ 253,634
Net realized loss	(430,067)	(42,514)
Net change in unrealized appreciation (depreciation)	(1,021,562)	(796,529)
Net increase (decrease) in net assets from operations	$ 341,993	$ (585,409)
Distributions to shareholders:
Class A	$ (4,790)	$ (556)
Class C	(2,244)	(301)
Class I	(1,775,398)	(254,504)
Class R6	(2,772)	(511)
Total distributions to shareholders	$ (1,785,204)	$ (255,872)
Capital share transactions:
Class A	$ 81,894	$ 66,558
Class C	2,241	50,304
Class I	28,833,498	25,314,857
Class R6	2,988	50,511
Net increase in net assets from capital share transactions	$28,920,621	$25,482,230
Net increase in net assets	$27,477,410	$24,640,949
Net Assets
At beginning of year	$ 24,640,949	$ —
At end of year	$52,118,359	$24,640,949

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
13
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.52	$ 0.09
Net realized and unrealized loss	(0.25)	(0.33)
Total income (loss) from operations	$ 0.27	$ (0.24)
Less Distributions
From net investment income	$ (0.51)	$ (0.09)
Total distributions	$(0.51)	$ (0.09)
Net asset value — End of period	$ 9.43	$ 9.67
Total Return(3)	2.73%	(2.37)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 142	$ 65
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.45% (6)	1.58% (7)
Net expenses	1.14% (6)(8)	0.66% (7)(8)
Net investment income	5.31%	2.26% (7)
Portfolio Turnover	392% (9)	155% (4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 0.40% of average daily net assets for the year ended September 30, 2023.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.08% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To Be Announced (TBA) transactions.
14
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.44	$ 0.06
Net realized and unrealized loss	(0.24)	(0.33)
Total income (loss) from operations	$ 0.20	$ (0.27)
Less Distributions
From net investment income	$ (0.44)	$ (0.06)
Total distributions	$(0.44)	$ (0.06)
Net asset value — End of period	$ 9.43	$ 9.67
Total Return(3)	1.96%	(2.70)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 50	$ 49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	2.20% (6)	2.33% (7)
Net expenses	1.89% (6)(8)	1.41% (7)(8)
Net investment income	4.50%	1.42% (7)
Portfolio Turnover	392% (9)	155% (4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 0.40% of average daily net assets for the year ended September 30, 2023.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.08% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To Be Announced (TBA) transactions.
15
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Financial Highlights — continued

Class I
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.67	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.54	$ 0.10
Net realized and unrealized loss	(0.24)	(0.33)
Total income (loss) from operations	$ 0.30	$ (0.23)
Less Distributions
From net investment income	$ (0.54)	$ (0.10)
Total distributions	$ (0.54)	$ (0.10)
Net asset value — End of period	$ 9.43	$ 9.67
Total Return(3)	2.99%	(2.30)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,876	$24,479
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.20% (6)	1.34% (7)
Net expenses	0.89% (6)(8)	0.41% (7)(8)
Net investment income	5.55%	2.42% (7)
Portfolio Turnover	392% (9)	155% (4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 0.40% of average daily net assets for the year ended September 30, 2023.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.08% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To Be Announced (TBA) transactions.
16
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)

Net asset value — Beginning of period	$ 9.67	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.54	$ 0.10
Net realized and unrealized loss	(0.25)	(0.32)
Total income (loss) from operations	$ 0.29	$ (0.22)
Less Distributions
From net investment income	$ (0.53)	$ (0.11)
Total distributions	$(0.53)	$ (0.11)
Net asset value — End of period	$ 9.43	$ 9.67
Total Return(3)	2.99%	(2.24)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 51	$ 49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	1.20% (6)	1.34% (7)
Net expenses	0.89% (6)(8)	0.41% (7)(8)
Net investment income	5.49%	2.42% (7)
Portfolio Turnover	392% (9)	155% (4)(9)

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense of 0.40% of average daily net assets for the year ended September 30, 2023.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% and 0.08% of average daily net assets for the year ended September 30, 2023 and the period ended September 30, 2022, respectively).
(9)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Mortgage Access Fund (the Fund) is a non-diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is total return.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors.  Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
18

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$ —	$ 23,483,024	$ —	$ 23,483,024
U.S. Government Agency Mortgage-Backed Securities	—	51,493,934	—	51,493,934
Short-Term Investments	1,881,424	—	—	1,881,424
Total Investments	$1,881,424	$74,976,958	$ —	$76,858,382
Liability Description
Futures Contracts	$ (101,431)	$ —	$ —	$ (101,431)
Total	$ (101,431)	$ —	$ —	$ (101,431)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Reverse Repurchase Agreements— Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Fund retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Fund segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Fund may be delayed or the Fund may incur a loss equal to the amount by which the value of the security transferred by the Fund exceeds the repurchase price payable by the Fund.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
19

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements — continued

H   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
J  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
K  Offering Costs— Offering costs incurred in connection with the initial offering of the Fund’s shares are amortized on a straight-line basis over twelve months from commencement of operations of the Fund.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.28% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $90,112.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $2,041 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74%, 1.49%, 0.49% and 0.49% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $99,948.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $38,620.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $226 and $502 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $13 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 and no contingent deferred sales charges paid by Class A and Class C shareholders for the same period.
20

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements — continued

Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $322 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $6,044,857 and $1,178,324, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $214,529,330 and $168,932,865, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the year ended September 30, 2023 and period ended September 30, 2022 was as follows:
	Year Ended September 30, 2023	Period Ended September 30, 2022(1)
Ordinary income	$1,785,204	$255,872

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 20,395
Deferred capital losses	(578,015)
Net unrealized depreciation	(1,726,872)
Accumulated loss	$(2,284,492)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $578,015 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $350,840 are short-term and $227,175 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$78,585,254
Gross unrealized appreciation	$ 214,174
Gross unrealized depreciation	(1,941,046)
Net unrealized depreciation	$ (1,726,872)
21

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements — continued

5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2023 is included in the Schedule of Investments.  During the year ended September 30, 2023, the Fund used futures contracts to hedge interest rate risks and to manage duration.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$ —	$(101,431) (1)

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (257,652)	$ (101,431)
The average notional cost of futures contracts (long) outstanding during the year ended September 30, 2023 was approximately $4,783,000.
6  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
7  Reverse Repurchase Agreements
Reverse repurchase agreements outstanding as of September 30, 2023 were as follows:
Counterparty	Trade Date	Maturity Date	Interest Rate Paid (Received)	Principal Amount	Value Including Accrued Interest
MUFG Securities Americas, Inc.	7/31/23	On Demand(1)	5.50%	$909,121	$917,732
MUFG Securities Americas, Inc.	8/11/23	On Demand(1)	5.50	640,183	644,879
MUFG Securities Americas, Inc.	8/21/23	On Demand(1)	5.50	2,695,351	2,712,233
MUFG Securities Americas, Inc.	8/23/23	On Demand(1)	5.50	505,133	508,066
Total Investments				$4,749,788	$4,782,910

(1)	Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.
22

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the remaining contractual maturity of all open reverse repurchase agreements was less than 30 days. The type of securities pledged as collateral for all open reverse repurchase agreements was U.S. Government Agency Mortgage-Backed Securities.
For the year ended September 30, 2023, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $2,473,000 and 5.21%, respectively. Based on the short-term nature of the borrowings under the reverse repurchase agreements, the carrying value of the payable for reverse repurchase agreements approximated its fair value at September 30, 2023. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
Reverse repurchase agreements entered into by the Fund are subject to Master Repurchase Agreements (MRA), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
The following table presents the Fund’s reverse repurchase agreements net of amounts available for offset under an MRA and net of the related collateral pledged by the Fund as of September 30, 2023.
Counterparty	Reverse Repurchase Agreements*	Assets Available For Offset	Securities Collateral Pledged(a)	Net Amount(b)
MUFG Securities Americas, Inc.	$(4,782,910)	$ —	$4,782,910	$ —

*	Including accrued interest
(a)	In some instances, the total collateral pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount payable to the counterparty in the event of default.
8  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $1,881,424, which represents 3.6% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$4,695,050	$31,565,099	$(34,378,725)	$ —	$ —	$1,881,424	$63,891	1,881,424
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Period Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,973	$ 87,174	6,615	$ 66,000
Reinvestment of distributions	471	4,588	56	558
Shares redeemed	(1,034)	(9,868)	—	—
Net increase	8,410	$ 81,894	6,671	$ 66,558
23

Calvert
Mortgage Access Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Period Ended September 30, 2022(1)
	Shares	Amount	Shares	Amount
Class C
Shares sold	—	$ —	5,000	$ 50,000
Reinvestment of distributions	229	2,241	31	304
Net increase	229	$ 2,241	5,031	$ 50,304
Class I
Shares sold	2,790,545	$ 27,105,577	2,506,080	$ 25,060,000
Reinvestment of distributions	182,231	1,775,046	25,779	254,857
Shares redeemed	(4,806)	(47,125)	—	—
Net increase	2,967,970	$28,833,498	2,531,859	$25,314,857
Class R6
Shares sold	23	$ 217	5,000	$ 50,000
Reinvestment of distributions	283	2,771	52	511
Net increase	306	$ 2,988	5,052	$ 50,511

(1)	For the period from the commencement of operations, April 29, 2022, to September 30, 2022.
At September 30, 2023, EVM, Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund owned in the aggregate 94.2% of the value of the outstanding shares of the Fund.
24

Calvert
Mortgage Access Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Mortgage Access Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Mortgage Access Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from April 29, 2022 (commencement of operations) to September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
25

Calvert
Mortgage Access Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 100% of distributions from net investment income as a 163(j) interest dividend.
26

Calvert
Mortgage Access Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Directors, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Directors reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Directors were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Directors reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
27

Calvert
Mortgage Access Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Directors participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Directors held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Directors were assisted throughout the contract review process by their independent legal counsel. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Directors, concluded that the continuation of the investment advisory agreement of Calvert Mortgage Access Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-year period ended April 30, 2023.  This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-year period ended April 30, 2023.  Based upon its review, the Board concluded that the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Adviser’s investment strategies are appropriate for pursing the Fund’s investment objective.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below the respective
28

Calvert
Mortgage Access Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

median of the Fund’s expense group.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
29

Calvert
Mortgage Access Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Calvert
Mortgage Access Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
31

Calvert
Mortgage Access Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

33

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
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34

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
35

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
41206      9.30.23

Calvert
Income Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
Income Fund

Calvert
Income Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended September 30, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were strongly positive during the period -- buoyed in part by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, a majority of economists and market observers seemed to be coming around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the economy in for a soft landing without a recession.
One cloud that hung over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final two months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer.
Against the backdrop of the Fed’s aggressive monetary tightening campaign, U.S. Treasurys were the worst-performing major fixed-income asset class during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 2.81%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.17% during the period. As the Fed lowered its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led prices to fall and the asset class to deliver negative returns.

Fund Performance
For the 12-month period ended September 30, 2023, Calvert Income Fund (the Fund) returned 3.14% for Class A shares at net asset value (NAV), underperforming its benchmark, the Bloomberg U.S. Credit Index (the Index), which returned 3.47%.
Sector allocations in the Fund detracted most from performance relative to the Index during the period. An out-of-Index allocation to commercial mortgage-backed securities particularly weighed on relative returns. Out-of-Index allocations to U.S. Treasurys and asset-backed securities, and an underweight exposure to investment-grade corporate securities further detracted from returns relative to the Index.
The use of derivatives also had a significant negative impact on relative performance during the period.
On the positive side, the Fund’s slightly shorter-than-Index duration, which is sensitive to changes in interest rates, contributed most to returns relative to the Index during the period. Security selections in investment-grade corporate bonds were also beneficial to relative returns. Although sector allocations hindered relative returns overall, an out-of-Index allocation to high yield corporate bonds and an underweight exposure to government-related securities enhanced returns relative to the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Income Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	3.14%	1.12%	2.00%
Class A with 3.25% Maximum Sales Charge	—	—	(0.20)	0.46	1.67
Class C at NAV	07/31/2000	10/12/1982	2.44	0.36	1.39
Class C with 1% Maximum Deferred Sales Charge	—	—	1.46	0.36	1.39
Class I at NAV	02/26/1999	10/12/1982	3.40	1.37	2.37
Class R6 at NAV	02/01/2023	10/12/1982	3.44	1.38	2.38

Bloomberg U.S. Credit Index	—	—	3.47%	0.86%	2.12%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.91%	1.66%	0.66%	0.60%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$11,485	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,264,699	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$6,325,845	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Income Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)
Credit Quality (% of bond and loan holdings)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Income Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class's inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one yearor more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

5

Calvert
Income Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 971.70	$4.60	0.93%
Class C	$1,000.00	$ 968.70	$8.29	1.68%
Class I	$1,000.00	$ 973.10	$3.36	0.68%
Class R6	$1,000.00	$ 973.30	$3.12	0.63%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.41	$4.71	0.93%
Class C	$1,000.00	$1,016.65	$8.49	1.68%
Class I	$1,000.00	$1,021.66	$3.45	0.68%
Class R6	$1,000.00	$1,021.91	$3.19	0.63%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
6

Calvert
Income Fund
September 30, 2023
Schedule of Investments

Asset-Backed Securities — 13.1%

Security	Principal Amount (000's omitted)*		Value
AASET US, Ltd., Series 2018-1A, Class C, 6.413%, 1/16/38(1)(2)		509	$ 56,558
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)		494	463,854
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)		2,494	2,085,529
Cologix Canadian Issuer, L.P., Series 2022-1CAN, Class C, 7.74%, 1/25/52(1)	CAD	2,700	1,776,444
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class B, 3.79%, 12/26/51(1)		4,000	3,475,296
Series 2021-1A, Class C, 5.99%, 12/26/51(1)		2,900	2,379,201
Conn's Receivables Funding, LLC:
Series 2021-A, Class C, 4.59%, 5/15/26(1)		4,495	4,484,723
Series 2022-A, Class B, 9.52%, 12/15/26(1)		2,602	2,613,288
Series 2022-A, Class C, 0.00%, 12/15/26(1)		2,600	2,220,496
Series 2023-A, Class B, 10.00%, 1/17/28(1)		1,360	1,364,309
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)		1,050	906,492
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class C, 3.475%, 4/15/49(1)		757	658,819
Driven Brands Funding, LLC:
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)		3,174	3,065,978
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)		1,400	1,323,992
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)		1,203	1,101,260
ExteNet, LLC:
Series 2019-1A, Class B, 4.14%, 7/25/49(1)		1,913	1,836,458
Series 2019-1A, Class C, 5.219%, 7/25/49(1)		3,110	2,953,315
FMC GMSR Issuer Trust:
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(3)		3,360	2,765,498
Series 2022-GT2, Class B, 10.07%, 7/25/27(1)		2,000	1,891,114
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)		1,345	1,247,223
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)		1,760	1,485,823
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)		1,344	1,237,958
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)		329	234,602
Series 2020-1A, Class C, 6.413%, 2/15/45(1)		243	55,242
Mosaic Solar Loan Trust:
Series 2020-1A, Class B, 3.10%, 4/20/46(1)		96	82,006
Series 2022-2A, Class D, 8.29%, 1/21/53(1)		3,583	3,001,974
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)		2,585	2,165,905
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)		373	333,565
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)		3,254	2,935,371
Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/8/31(1)		1,175	1,046,632
Security	Principal Amount (000's omitted)*		Value
Pagaya AI Debt Selection Trust:
Series 2021-3, Class C, 3.27%, 5/15/29(1)		5,900	$ 5,109,394
Series 2021-5, Class C, 3.93%, 8/15/29(1)		4,014	3,503,581
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)		2,256	2,169,028
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)		2,478	2,072,983
Prodigy Finance CM2021-1 DAC, Series 2021-1A, Class D, 11.334%, (1 mo. SOFR + 6.01%), 7/25/51(1)(4)		1,308	1,305,259
Retained Vantage Data Centers Issuer, LLC:
Series 2023-1A, Class A2B, 5.25%, 9/15/48(1)	CAD	3,274	2,142,581
Series 2023-1A, Class B, 5.75%, 9/15/48(1)		3,288	2,931,876
ServiceMaster Funding, LLC:
Series 2020-1, Class A2I, 2.841%, 1/30/51(1)		621	526,453
Series 2020-1, Class A2II, 3.337%, 1/30/51(1)		1,328	1,046,686
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)		4,726	4,332,867
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)		304	303,135
Sonic Capital, LLC, Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)		2,897	2,633,784
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)		1,024	1,014,357
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)		720	690,545
Sunnova Helios II Issuer, LLC, Series 2021-B, Class B, 2.01%, 7/20/48(1)		1,965	1,582,854
Sunnova Helios V Issuer, LLC, Series 2021-A, Class B, 3.15%, 2/20/48(1)		1,774	1,384,545
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)		3,794	3,549,501
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)		856	679,826
Sunnova Sol Issuer, LLC, Series 2020-1A, Class B, 5.54%, 2/1/55(1)		2,096	1,745,951
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)		392	343,461
Theorem Funding Trust, Series 2021-1A, Class B, 1.84%, 12/15/27(1)		850	834,773
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)		358	347,566
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)		2,545	2,131,891
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)		640	517,093
Series 2020-A, Class C, 6.657%, 3/15/45(1)		289	208,388
Total Asset-Backed Securities (identified cost $103,480,021)			$ 94,357,303

7
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Collateralized Mortgage Obligations — 6.8%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1C, 8.265%, (30-day average SOFR + 2.95%), 3/25/31(1)(4)	$1,130	$ 1,151,709
Series 2021-3A, Class M1B, 6.715%, (30-day average SOFR + 1.40%), 9/25/31(1)(4)	4,195	4,145,091
Eagle Re, Ltd., Series 2021-2, Class M1C, 8.765%, (30-day average SOFR + 3.45%), 4/25/34(1)(4)	2,810	2,876,866
Federal Home Loan Mortgage Corp., Series 5324, Class MZ, 6.00%, 7/25/53	162	150,615
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA3, Class B2, 13.579%, (30-day average SOFR + 8.264%), 7/25/49(1)(4)	500	555,387
Series 2019-HQA4, Class B1, 8.379%, (30-day average SOFR + 3.064%), 11/25/49(1)(4)	873	899,214
Series 2020-DNA6, Class B1, 8.315%, (30-day average SOFR + 3.00%), 12/25/50(1)(4)	900	904,492
Series 2020-HQA2, Class B1, 9.529%, (30-day average SOFR + 4.214%), 3/25/50(1)(4)	1,748	1,906,228
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2019-R01, Class 2B1, 9.779%, (30-day average SOFR + 4.464%), 7/25/31(1)(4)	1,295	1,379,815
Series 2019-R02, Class 1B1, 9.579%, (30-day average SOFR + 4.264%), 8/25/31(1)(4)	517	546,121
Series 2019-R03, Class 1B1, 9.529%, (30-day average SOFR + 4.214%), 9/25/31(1)(4)	1,050	1,108,216
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(4)	1,923	1,974,825
Series 2019-R07, Class 1B1, 8.829%, (30-day average SOFR + 3.514%), 10/25/39(1)(4)	4,664	4,768,308
Series 2020-R02, Class 2B1, 8.429%, (30-day average SOFR + 3.114%), 1/25/40(1)(4)	1,497	1,513,303
Series 2021-R01, Class 1B2, 11.315%, (30-day average SOFR + 6.00%), 10/25/41(1)(4)	4,457	4,532,866
Series 2021-R02, Class 2B1, 8.615%, (30-day average SOFR + 3.30%), 11/25/41(1)(4)	543	547,078
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	716	699,957
Series 2023-84, Class MW, 6.00%, 6/20/53	751	733,890
Series 2023-98, Class BW, 6.00%, 7/20/53	832	813,969
Series 2023-99, Class AL, 6.00%, 7/20/53	832	813,753
Series 2023-102, Class SG, 2.742%, (22.55% - 30-day average SOFR x 3.727), 7/20/53(5)	1,239	1,126,257
Series 2023-116, Class CY, 6.00%, 8/20/53	1,959	1,916,017
Home Re, Ltd.:
Series 2021-1, Class M1C, 7.734%, (30-day average SOFR + 2.414%), 7/25/33(1)(4)	1,011	1,016,896
Series 2021-1, Class M2, 8.284%, (30-day average SOFR + 2.964%), 7/25/33(1)(4)	4,340	4,352,456
LHOME Mortgage Trust:
Series 2023-RTL2, Class A1, 8.00%, 6/25/28(1)(6)	1,050	1,049,756
Series 2023-RTL3, Class A1, 8.00%, 8/25/28(1)(3)	1,080	1,080,187
Security	Principal Amount (000's omitted)	Value
PNMAC GMSR Issuer Trust:
Series 2018-GT2, Class A, 8.084%, (1 mo. SOFR + 2.65%), 8/25/25(1)(4)	$2,000	$ 2,000,078
Series 2022-FT1, Class A, 9.505%, (30-day average SOFR + 4.19%), 6/25/27(1)(4)	2,500	2,504,029
Triangle Re, Ltd., Series 2021-3, Class B1, 10.265%, (30-day average SOFR + 4.95%), 2/25/34(1)(4)	2,202	2,191,693
Total Collateralized Mortgage Obligations (identified cost $48,939,583)		$ 49,259,072

Commercial Mortgage-Backed Securities — 6.9%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(3)	$11,165	$ 3,693,708
Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(3)	4,545	1,006,130
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(4)	5,509	5,266,337
CSMC:
Series 2020-TMIC, Class A, 8.948%, (1 mo. SOFR + 3.614%), 12/15/35(1)(4)	3,385	3,382,599
Series 2021-4SZN, Class A, 9.30%, (1 mo. SOFR + 3.967%), 11/15/23(1)(4)	3,490	3,385,129
Series 2021-BPNY, Class A, 9.162%, (1 mo. SOFR + 3.829%), 8/15/26(1)(4)	2,725	2,394,106
Series 2022-CNTR, Class A, 9.277%, (1 mo. SOFR + 3.944%), 1/15/24(1)(4)	1,333	1,145,596
Extended Stay America Trust, Series 2021-ESH, Class D, 7.697%, (1 mo. SOFR + 2.36%), 7/15/38(1)(4)	2,376	2,341,689
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.679%, (30-day average SOFR + 3.364%), 10/25/49(1)(4)	2,474	2,418,755
Series 2020-01, Class M10, 9.179%, (30-day average SOFR + 3.864%), 3/25/50(1)(4)	3,178	3,107,961
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	2,485	363,990
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(3)	1,120	76,205
Med Trust:
Series 2021-MDLN, Class E, 8.597%, (1 mo. SOFR + 3.264%), 11/15/38(1)(4)	2,204	2,101,397
Series 2021-MDLN, Class F, 9.447%, (1 mo. SOFR + 4.114%), 11/15/38(1)(4)	2,224	2,114,687
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class B, 8.022%, (1 mo. SOFR + 2.692%), 5/15/36(1)(4)(7)	6,576	6,288,978
Series 2019-BPR, Class C, 8.972%, (1 mo. SOFR + 3.642%), 5/15/36(1)(4)(7)	3,045	2,882,406

8
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
VMC Finance, LLC, Series 2021-HT1, Class B, 9.945%, (1 mo. SOFR + 4.614%), 1/18/37(1)(4)	$7,908	$ 7,500,953
Total Commercial Mortgage-Backed Securities (identified cost $63,856,282)		$ 49,470,626

Corporate Bonds — 64.4%

Security	Principal Amount* (000’s omitted)	Value
Basic Materials — 1.1%
Celanese U.S. Holdings, LLC:
6.35%, 11/15/28	4,101	$ 4,051,565
6.70%, 11/15/33	2,102	2,047,660
South32 Treasury, Ltd., 4.35%, 4/14/32(1)	2,596	2,191,735
		$ 8,290,960
Communications — 4.6%
AT&T, Inc.:
3.55%, 9/15/55	8,993	$ 5,510,789
3.65%, 6/1/51	3,115	2,009,991
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	7,960	5,571,890
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)	2,000	1,867,896
Discovery Communications, LLC, 5.20%, 9/20/47	1,870	1,419,307
Nokia Oyj, 4.375%, 6/12/27	565	523,684
Rogers Communications, Inc., 4.55%, 3/15/52	6,336	4,626,472
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	1,378	929,251
SES S.A., 5.30%, 4/4/43(1)	820	552,940
Sprint, LLC:
7.125%, 6/15/24	6,864	6,911,691
7.625%, 3/1/26	3,000	3,085,479
		$ 33,009,390
Consumer, Cyclical — 6.2%
Bath & Body Works, Inc.:
6.875%, 11/1/35	1,690	$ 1,511,254
7.60%, 7/15/37	802	704,786
Brunswick Corp., 5.10%, 4/1/52	5,210	3,592,920
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	5,291	5,141,126
4.75%, 10/20/28(1)	2,475	2,353,013
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	4,978	3,027,088
Ferrellgas LP/Ferrellgas Finance Corp., 5.875%, 4/1/29(1)	1,700	1,530,644
Ford Motor Co.:
3.25%, 2/12/32	2,879	2,221,561
4.75%, 1/15/43	2,483	1,815,015
General Motors Co., 5.15%, 4/1/38	3,000	2,507,955
General Motors Financial Co., Inc., 5.85%, 4/6/30(8)	4,309	4,130,221
Hyundai Capital America, 5.70%, 6/26/30(1)	7,333	7,059,446
Security	Principal Amount* (000’s omitted)	Value
Consumer, Cyclical (continued)
Lithia Motors, Inc., 4.375%, 1/15/31(1)	2,074	$ 1,717,888
Macy's Retail Holdings, LLC:
4.30%, 2/15/43	1,500	839,690
5.875%, 4/1/29(1)(8)	2,231	1,955,572
Michaels Cos., Inc. (The), 5.25%, 5/1/28(1)(8)	1,750	1,399,624
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,500	1,314,980
WarnerMedia Holdings, Inc.:
5.05%, 3/15/42	1,550	1,199,612
5.391%, 3/15/62	1,257	929,242
		$ 44,951,637
Consumer, Non-cyclical — 3.2%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	732	$ 666,252
4.25%, 11/1/29(1)	4,166	3,692,023
5.95%, 10/15/33(1)	2,870	2,727,664
Centene Corp.:
2.50%, 3/1/31	2,700	2,077,349
3.375%, 2/15/30	1,171	978,027
4.25%, 12/15/27	1,068	985,513
4.625%, 12/15/29	1,226	1,105,601
CVS Health Corp., 5.875%, 6/1/53	1,747	1,616,920
CVS Pass-Through Trust, 6.036%, 12/10/28	1,451	1,436,569
LifePoint Health, Inc., 9.875%, 8/15/30(1)(8)	1,500	1,454,070
ModivCare, Inc., 5.875%, 11/15/25(1)	1,500	1,427,295
Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, 4/19/29(1)	573	526,581
Natura Cosmeticos S.A., 4.125%, 5/3/28(1)(8)	703	604,375
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	2,227	1,598,707
3.00%, 10/15/30(1)	238	182,119
5.20%, 4/1/29(1)	1,831	1,674,429
		$ 22,753,494
Diversified — 0.3%
Inversiones La Construccion S.A., 4.75%, 2/7/32(9)	2,962	$ 2,312,967
		$ 2,312,967
Energy — 1.2%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	2,538	$ 2,072,455
Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	939	931,018
Occidental Petroleum Corp., 7.50%, 5/1/31	3,500	3,718,289
TerraForm Power Operating, LLC, 4.75%, 1/15/30(1)	2,104	1,800,298
		$ 8,522,060
Financial — 39.7%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(10)	1,600	$ 1,596,685
AerCap Holdings N.V., 5.875% to 10/10/24, 10/10/79(10)	504	490,862

9
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)		Value
Financial (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24		3,500	$ 3,330,604
Affiliated Managers Group, Inc., 3.30%, 6/15/30		4,003	3,329,513
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(10)		3,515	3,502,668
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		2,600	2,420,747
Ally Financial, Inc., 8.00%, 11/1/31		5,205	5,259,650
American Assets Trust, L.P., 3.375%, 2/1/31		4,214	3,159,969
American National Group, LLC, 6.144%, 6/13/32(1)		2,600	2,355,265
ASR Nederland N.V., 7.00% to 9/7/33, 12/7/43(9)(10)	EUR	1,945	2,117,319
Assurant, Inc., 6.10%, 2/27/26		1,138	1,133,116
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(10)		2,114	1,963,472
Aviation Capital Group, LLC:
6.25%, 4/15/28(1)		1,920	1,879,379
6.375%, 7/15/30(1)		3,315	3,212,999
Avolon Holdings Funding, Ltd., 5.25%, 5/15/24(1)		6,503	6,442,087
Banco Mercantil del Norte S.A.:
7.625% to 1/10/28(1)(10)(11)		495	456,073
8.375% to 10/14/30(1)(10)(11)		1,195	1,135,058
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(10)		1,800	1,574,787
3.80%, 2/23/28		2,460	2,219,130
4.175% to 3/24/27, 3/24/28(10)		400	369,525
6.921%, 8/8/33		4,000	3,827,469
Bank Leumi Le-Israel BM, 7.129% to 4/18/28, 7/18/33(1)(9)(10)		2,137	2,102,299
Bank of America Corp.:
1.843% to 2/4/24, 2/4/25(10)		3,000	2,951,124
2.456% to 10/22/24, 10/22/25(10)		1,900	1,825,285
3.846% to 3/8/32, 3/8/37(10)		3,607	2,936,500
4.376% to 4/27/27, 4/27/28(10)		662	625,282
5.819% to 9/15/28, 9/15/29(10)		1,757	1,736,165
5.872% to 9/15/33, 9/15/34(10)		6,077	5,917,196
6.204% to 11/10/27, 11/10/28(10)		4,045	4,064,774
Bank of Nova Scotia (The), 4.90% to 6/4/25(10)(11)		5,896	5,407,316
BBVA Bancomer S.A./Texas:
5.125% to 1/18/28, 1/18/33(1)(10)		3,947	3,401,562
8.45% to 6/29/33, 6/29/38(1)(10)		1,577	1,555,488
BNP Paribas S.A.:
7.75% to 8/16/29(1)(10)(11)		1,714	1,631,324
8.50% to 8/14/28(1)(10)(11)		700	686,576
9.25% to 11/17/27(1)(8)(10)(11)		1,314	1,347,612
BPCE S.A., 3.648% to 1/14/32, 1/14/37(1)(10)		1,261	971,633
Broadstone Net Lease, LLC, 2.60%, 9/15/31		2,073	1,453,803
Brookfield Finance, Inc., 4.70%, 9/20/47		3,500	2,730,421
CaixaBank S.A., 6.208% to 1/18/28, 1/18/29(1)(10)		4,235	4,146,386
Capital One Financial Corp., 3.273% to 3/1/29, 3/1/30(10)		3,345	2,800,048
CBRE Services, Inc., 5.95%, 8/15/34		2,620	2,474,370
Security	Principal Amount* (000’s omitted)	Value
Financial (continued)
Charles Schwab Corp. (The):
4.00% to 6/1/26(10)(11)	1,726	$ 1,443,724
6.136% to 8/24/33, 8/24/34(10)	799	777,672
CI Financial Corp.:
3.20%, 12/17/30	4,088	3,103,923
4.10%, 6/15/51	3,326	1,928,092
Citigroup, Inc., 4.00% to 12/10/25(10)(11)	2,510	2,201,901
Corporate Office Properties, L.P., 2.90%, 12/1/33	2,795	1,963,402
Cushman & Wakefield US Borrower, LLC, 6.75%, 5/15/28(1)(8)	1,500	1,385,558
Danske Bank A/S, 1.621% to 9/11/25, 9/11/26(1)(10)	3,504	3,193,565
Discover Bank, 5.974%, 8/9/28	822	752,921
EPR Properties:
3.75%, 8/15/29	6,012	4,835,187
4.95%, 4/15/28	2,465	2,186,455
Extra Space Storage, L.P., 2.55%, 6/1/31	2,585	2,014,902
F&G Annuities & Life, Inc., 7.40%, 1/13/28	8,242	8,234,226
Fifth Third Bancorp, 6.339% to 7/27/28, 7/27/29(10)	4,850	4,793,738
Global Atlantic Fin Co.:
3.125%, 6/15/31(1)	6,521	4,654,424
7.95%, 6/15/33(1)	800	769,594
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	2,750	2,447,248
3.75%, 9/15/30(1)(8)	4,715	3,614,069
6.00%, 4/15/25(1)	193	188,009
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(10)	2,572	2,547,514
7.39% to 11/3/27, 11/3/28(10)	4,008	4,147,968
Intesa Sanpaolo SpA:
7.778% to 6/20/53, 6/20/54(1)(10)	2,100	1,895,630
8.248% to 11/21/32, 11/21/33(1)(10)	3,523	3,553,624
Iron Mountain, Inc., 4.50%, 2/15/31(1)	2,667	2,196,537
Itau Unibanco Holding S.A., 3.875% to 1/15/26, 4/15/31(1)(10)	2,339	2,153,797
Jefferies Financial Group, Inc., 5.875%, 7/21/28	3,674	3,597,724
JPMorgan Chase & Co.:
3.845% to 6/14/24, 6/14/25(10)	3,675	3,610,842
4.005% to 4/23/28, 4/23/29(10)	4,572	4,215,866
4.203% to 7/23/28, 7/23/29(10)	2,600	2,410,334
KeyBank N.A.:
4.15%, 8/8/25	2,290	2,157,467
5.85%, 11/15/27	2,039	1,940,273
KeyCorp, 4.789% to 6/1/32, 6/1/33(10)	1,000	834,145
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	2,450	1,562,047
KKR Group Finance Co. X, LLC, 3.25%, 12/15/51(1)	882	517,342
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51(1)(10)	4,066	3,349,428
Macquarie Bank, Ltd., 6.798%, 1/18/33(1)	2,179	2,140,320
Newmark Group, Inc., 6.125%, 11/15/23	3,997	3,993,423
OneMain Finance Corp., 3.50%, 1/15/27	4,218	3,615,902
PennyMac Financial Services, Inc., 4.25%, 2/15/29(1)	1,959	1,586,833

10
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount* (000’s omitted)		Value
Financial (continued)
PNC Financial Services Group, Inc. (The), Series W, 6.25% to 3/15/30(10)(11)		5,132	$ 4,412,055
Radian Group, Inc., 4.875%, 3/15/27		5,750	5,378,780
Rocket Mortgage, LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/1/31(1)		3,754	2,998,263
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(10)		4,317	3,915,101
SITE Centers Corp., 3.625%, 2/1/25		3,000	2,857,497
Societe Generale S.A.:
6.221% to 6/15/32, 6/15/33(1)(10)		1,815	1,645,918
9.375% to 11/22/27(1)(10)(11)		2,658	2,611,129
Stifel Financial Corp.:
4.00%, 5/15/30		3,254	2,753,245
4.25%, 7/18/24		3,000	2,952,314
Sun Communities Operating, L.P.:
2.70%, 7/15/31		1,360	1,048,037
4.20%, 4/15/32		1,375	1,174,149
Synchrony Bank:
5.40%, 8/22/25		3,225	3,109,560
5.625%, 8/23/27		1,285	1,200,167
Synchrony Financial, 4.875%, 6/13/25		628	602,335
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(10)		2,376	1,919,485
5.625%, 2/15/28		1,876	1,700,949
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(10)		1,589	1,479,073
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(10)		3,542	2,941,518
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(10)		6,955	6,936,596
Truist Financial Corp.:
5.10% to 3/1/30(10)(11)		3,231	2,778,537
5.867% to 6/8/33, 6/8/34(10)		6,987	6,581,253
U.S. Bancorp, 5.836% to 6/10/33, 6/12/34(10)		7,167	6,765,123
UBS Group AG:
4.375% to 2/10/31(1)(10)(11)		3,883	2,791,579
4.703% to 8/5/26, 8/5/27(1)(10)		918	880,579
UniCredit SpA:
5.459% to 6/30/30, 6/30/35(1)(10)		1,295	1,086,496
5.861% to 6/19/27, 6/19/32(1)(10)		3,643	3,317,625
7.83%, 12/4/23(1)		2,000	2,002,517
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.375%, 2/1/30(1)		1,700	1,315,842
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(10)		1,406	1,041,697
			$285,254,586
Government - Multinational — 0.3%
International Bank for Reconstruction & Development, 8.50%, 4/6/26	MXN	36,300	$ 1,959,659
			$ 1,959,659
Security	Principal Amount* (000’s omitted)	Value
Industrial — 2.0%
Avnet, Inc., 3.00%, 5/15/31	7,000	$ 5,456,612
Cemex SAB de CV, 9.125% to 3/14/28(1)(10)(11)	2,207	2,300,257
Jabil, Inc., 3.00%, 1/15/31	1,698	1,377,245
Penske Truck Leasing Co., L.P./PTL Finance Corp., 6.20%, 6/15/30(1)	3,585	3,535,800
Seaspan Corp., 5.50%, 8/1/29(1)	1,800	1,446,768
		$ 14,116,682
Technology — 3.5%
Concentrix Corp.:
6.60%, 8/2/28	5,774	$ 5,575,301
6.85%, 8/2/33	3,316	3,066,004
Foundry JV Holdco, LLC, 5.875%, 1/25/34(1)	2,894	2,767,643
Intel Corp., 5.70%, 2/10/53	3,005	2,820,108
Kyndryl Holdings, Inc.:
2.70%, 10/15/28	5,617	4,621,137
3.15%, 10/15/31(8)	3,666	2,779,413
Micron Technology, Inc., 2.703%, 4/15/32	545	416,464
Seagate HDD Cayman, 5.75%, 12/1/34	4,113	3,478,102
		$ 25,524,172
Utilities — 2.3%
AES Corp. (The), 2.45%, 1/15/31	3,947	$ 3,038,829
Clearway Energy Operating, LLC, 3.75%, 1/15/32(1)	1,129	878,932
Enel Finance International N.V., 5.00%, 6/15/32(1)	3,658	3,312,611
New England Power Co., 5.936%, 11/25/52(1)	3,127	2,977,779
NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	2,000	2,003,741
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	136	130,710
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	1,744	1,516,617
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	2,795	2,745,403
		$ 16,604,622
Total Corporate Bonds (identified cost $513,232,578)		$463,300,229

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(12)(13)	$1,500	$ 1,479,435
Total High Social Impact Investments (identified cost $1,500,000)		$ 1,479,435

11
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Preferred Stocks — 1.0%

Security	Shares	Value
Real Estate Management & Development — 0.5%
Brookfield Property Partners, L.P.:
Series A, 5.75%	70,736	$ 901,177
Series A2, 6.375%	212,000	2,862,000
		$ 3,763,177
Wireless Telecommunication Services — 0.5%
United States Cellular Corp.:
5.50%	97,800	$ 1,609,788
6.25%	87,200	1,582,680
		$ 3,192,468
Total Preferred Stocks (identified cost $11,815,480)		$ 6,955,645

Senior Floating-Rate Loans(14) — 0.2%

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., Term Loan, 7.681%, (SOFR + 2.25%), 3/15/27	$1,625	$ 1,161,168
Total Senior Floating-Rate Loans (identified cost $1,617,420)		$ 1,161,168

Taxable Municipal Obligations — 0.2%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.1%
California Health Facilities Financing Authority, (No Place Like Home Program), Social Bonds, 2.984%, 6/1/33	$1,000	$ 817,530
		$ 817,530
Water and Sewer — 0.1%
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	$1,120	$ 816,592
		$ 816,592
Total Taxable Municipal Obligations (identified cost $2,120,000)		$ 1,634,122

U.S. Government Agency Mortgage-Backed Securities — 9.4%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
5.50%, 30-Year, TBA(15)	$53,305	$ 51,539,298
6.00%, 30-Year, TBA(15)	16,100	15,896,855
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $67,939,933)		$ 67,436,153

U.S. Treasury Obligations — 4.4%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond:
1.875%, 11/15/51	$5,750	$ 3,206,748
3.375%, 8/15/42	3,548	2,875,231
3.875%, 2/15/43	1,698	1,478,056
3.875%, 5/15/43	2,544	2,212,087
U.S. Treasury Floating Rate Notes, 5.44%, (3 mo. USTMMR + 0.037%), 7/31/24(4)	19,715	19,720,114
U.S. Treasury Notes, 4.00%, 6/30/28	2,105	2,049,045
Total U.S. Treasury Obligations (identified cost $33,835,445)		$ 31,541,281

12
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Short-Term Investments — 2.9%
Affiliated Fund — 1.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(16)	9,680,308	$ 9,680,308
Total Affiliated Fund (identified cost $9,680,308)		$ 9,680,308
Securities Lending Collateral — 1.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(17)	11,027,720	$ 11,027,720
Total Securities Lending Collateral (identified cost $11,027,720)		$ 11,027,720
Total Short-Term Investments (identified cost $20,708,028)		$ 20,708,028
Total Purchased Call Options — 0.0%(18) (identified cost $76,280)		$ 78,375
Total Investments — 109.5% (identified cost $869,121,050)		$787,381,437
Other Assets, Less Liabilities — (9.5)%		$ (68,194,650)
Net Assets — 100.0%		$ 719,186,787

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $350,481,750 or 48.7% of the Fund's net assets.
(2)	Issuer is in default with respect to interest and/or principal payments.
(3)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(4)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at September 30, 2023.
(6)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(7)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(8)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $15,546,246.
(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2023, the aggregate value of these securities is $6,532,585 or 0.9% of the Fund's net assets.
(10)	Security converts to variable rate after the indicated fixed-rate coupon period.
(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(12)	May be deemed to be an affiliated company (see Note 8).
(13)	Restricted security. Total market value of restricted securities amounts to $1,479,435, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(14)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(15)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(16)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(17)	Represents investment of cash collateral received in connection with securities lending.
(18)	Amount is less than 0.05%.

13
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Purchased Call Options (Exchange-Traded) — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. 10-Year Treasury Note Futures 12/2023	152	$16,425,500	$110.00	11/24/23	$ 78,375
Total					$78,375

(1)	Amount is less than 0.05%.
Forward Foreign Currency Exchange Contracts (OTC)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
BRL	9,439,444	USD	1,890,914	State Street Bank and Trust Company	11/10/23	$ —	$ (22,683)
BRL	8,800,000	USD	1,788,073	State Street Bank and Trust Company	11/10/23	—	(46,398)
USD	2,027,292	CAD	2,699,036	Citibank, N.A.	11/10/23	39,105	—
USD	2,156,226	CAD	2,913,860	State Street Bank and Trust Company	11/10/23	9,794	—
USD	2,272,703	EUR	2,050,537	JPMorgan Chase Bank, N.A.	11/10/23	101,351	—
						$150,250	$(69,081)
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	1,064	Long	12/29/23	$215,684,438	$ (758,855)
U.S. 5-Year Treasury Note	262	Long	12/29/23	27,604,156	(174,221)
U.S. 10-Year Treasury Note	82	Long	12/19/23	8,861,125	(2,296)
U.S. Long Treasury Bond	373	Long	12/19/23	42,440,406	(1,821,492)
U.S. Ultra-Long Treasury Bond	189	Long	12/19/23	22,431,938	(1,548,693)
U.S. Ultra 10-Year Treasury Note	(167)	Short	12/19/23	(18,630,937)	533,931
					$(3,771,626)
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,500,000

Abbreviations:
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
USTMMR	– U.S. Treasury Money Market Rate

14
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Schedule of Investments — continued

Currency Abbreviations:
BRL	– Brazilian Real
CAD	– Canadian Dollar
EUR	– Euro
MXN	– Mexican Peso
USD	– United States Dollar
15
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $848,431,062) - including $15,546,246 of securities on loan	$ 767,050,310
Investments in securities of affiliated issuers, at value (identified cost $20,689,988)	20,331,127
Receivable for variation margin on open futures contracts	309,407
Receivable for open forward foreign currency exchange contracts	150,250
Cash denominated in foreign currency, at value (cost $2,668)	2,649
Deposits at broker for futures contracts	3,977,004
Deposits for forward commitment securities	1,000,000
Receivable for investments sold	41,806,574
Receivable for capital shares sold	2,119,987
Dividends and interest receivable	7,756,978
Dividends and interest receivable - affiliated	139,044
Securities lending income receivable	6,531
Tax reclaims receivable	52,656
Trustees' deferred compensation plan	395,377
Total assets	$ 845,097,894
Liabilities
Payable for open forward foreign currency exchange contracts	$ 69,081
Due to custodian	9,469
Payable for investments purchased	11,818,726
Payable for when-issued/delayed delivery/forward commitment securities	100,547,338
Payable for capital shares redeemed	1,216,322
Distributions payable	212,550
Deposits for securities loaned	11,027,720
Payable to affiliates:
Investment advisory fee	235,818
Administrative fee	71,502
Distribution and service fees	43,062
Sub-transfer agency fee	15,780
Trustees' deferred compensation plan	395,377
Other	27,434
Accrued expenses	220,928
Total liabilities	$ 125,911,107
Net Assets	$ 719,186,787
Sources of Net Assets
Paid-in capital	$1,075,110,051
Accumulated loss	(355,923,264)
Net Assets	$ 719,186,787
Class A Shares
Net Assets	$ 184,562,501
Shares Outstanding	13,071,168
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.12
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 14.59
16
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class C Shares
Net Assets	$ 5,401,982
Shares Outstanding	382,910
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 14.11
Class I Shares
Net Assets	$ 529,174,401
Shares Outstanding	37,389,257
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.15
Class R6 Shares
Net Assets	$ 47,903
Shares Outstanding	3,384
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.15

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
17
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $42,207)	$ 992,698
Dividend income - affiliated issuers	712,235
Interest and other income (net of foreign taxes withheld of $10,344)	36,724,492
Interest income - affiliated issuers	736,853
Securities lending income, net	52,180
Total investment income	$ 39,218,458
Expenses
Investment advisory fee	$ 2,760,114
Administrative fee	828,034
Distribution and service fees:
Class A	488,861
Class C	58,168
Trustees' fees and expenses	46,825
Custodian fees	24,062
Transfer agency fees and expenses	587,122
Accounting fees	158,319
Professional fees	65,735
Registration fees	96,336
Reports to shareholders	63,559
Miscellaneous	49,938
Total expenses	$ 5,227,073
Waiver and/or reimbursement of expenses by affiliates	$ (23,525)
Net expenses	$ 5,203,548
Net investment income	$ 34,014,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (41,238,759)
Investment securities - affiliated issuers	1,101
Futures contracts	(9,340,507)
Foreign currency transactions	(11,334)
Forward foreign currency exchange contracts	39,225
Net realized loss	$(50,550,274)
Change in unrealized appreciation (depreciation):
Investment securities	$ 37,925,988
Investment securities - affiliated issuers	29,795
Futures contracts	(378,931)
Foreign currency	(3,080)
Forward foreign currency exchange contracts	(82,856)
Net change in unrealized appreciation (depreciation)	$ 37,490,916
Net realized and unrealized loss	$(13,059,358)
Net increase in net assets from operations	$ 20,955,552
18
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 34,014,910	$ 24,096,106
Net realized loss	(50,550,274)	(21,811,123)
Net change in unrealized appreciation (depreciation)	37,490,916	(143,376,701)
Net increase (decrease) in net assets from operations	$ 20,955,552	$(141,091,718)
Distributions to shareholders:
Class A	$ (9,348,591)	$ (7,349,743)
Class C	(234,613)	(162,543)
Class I	(24,641,832)	(16,988,953)
Class R6(1)	(1,708)	—
Total distributions to shareholders	$ (34,226,744)	$ (24,501,239)
Capital share transactions:
Class A	$ (9,135,875)	$ (24,920,169)
Class C	(114,935)	(1,105,779)
Class I	75,802,981	73,658,561
Class R6(1)	51,708	—
Net increase in net assets from capital share transactions	$ 66,603,879	$ 47,632,613
Net increase (decrease) in net assets	$ 53,332,687	$(117,960,344)
Net Assets
At beginning of year	$ 665,854,100	$ 783,814,444
At end of year	$719,186,787	$ 665,854,100

(1)	For the period from the commencement of operations, February 1, 2023, to September 30, 2023.
19
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.36	$ 17.98	$ 17.37	$ 17.11	$ 15.91
Income (Loss) From Operations
Net investment income(1)	$ 0.70	$ 0.50	$ 0.49	$ 0.55	$ 0.56
Net realized and unrealized gain (loss)	(0.24)	(3.61)	0.61	0.26	1.22
Total income (loss) from operations	$ 0.46	$ (3.11)	$ 1.10	$ 0.81	$ 1.78
Less Distributions
From net investment income	$ (0.70)	$ (0.51)	$ (0.49)	$ (0.54)	$ (0.58)
Tax return of capital	—	—	—	(0.01)	—
Total distributions	$ (0.70)	$ (0.51)	$ (0.49)	$ (0.55)	$ (0.58)
Net asset value — End of year	$ 14.12	$ 14.36	$ 17.98	$ 17.37	$ 17.11
Total Return(2)	3.14%	(17.56)%	6.41%	4.83%	11.45%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$184,563	$196,638	$272,840	$277,617	$279,886
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.93%	0.91%	0.92%	0.94%	0.97%
Net expenses	0.93% (4)	0.91% (4)	0.92%	0.94%	0.96%
Net investment income	4.75%	3.05%	2.75%	3.21%	3.47%
Portfolio Turnover	153% (5)	51% (5)	48%	74%	57%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
20
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.34	$ 17.96	$ 17.36	$ 17.10	$ 15.91
Income (Loss) From Operations
Net investment income(1)	$ 0.59	$ 0.38	$ 0.35	$ 0.42	$ 0.44
Net realized and unrealized gain (loss)	(0.23)	(3.61)	0.61	0.26	1.22
Total income (loss) from operations	$ 0.36	$ (3.23)	$ 0.96	$ 0.68	$ 1.66
Less Distributions
From net investment income	$ (0.59)	$ (0.39)	$ (0.36)	$ (0.41)	$ (0.47)
Tax return of capital	—	—	—	(0.01)	—
Total distributions	$ (0.59)	$ (0.39)	$ (0.36)	$ (0.42)	$ (0.47)
Net asset value — End of year	$14.11	$ 14.34	$17.96	$17.36	$ 17.10
Total Return(2)	2.44%	(18.20)%	5.55%	4.06%	10.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,402	$ 5,613	$ 8,218	$ 9,655	$11,623
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.68%	1.66%	1.67%	1.69%	1.73%
Net expenses	1.68% (4)	1.66% (4)	1.67%	1.69%	1.72%
Net investment income	4.00%	2.30%	1.99%	2.46%	2.78%
Portfolio Turnover	153% (5)	51% (5)	48%	74%	57%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.39	$ 18.02	$ 17.41	$ 17.16	$ 15.94
Income (Loss) From Operations
Net investment income(1)	$ 0.73	$ 0.55	$ 0.53	$ 0.59	$ 0.61
Net realized and unrealized gain (loss)	(0.23)	(3.62)	0.62	0.25	1.23
Total income (loss) from operations	$ 0.50	$ (3.07)	$ 1.15	$ 0.84	$ 1.84
Less Distributions
From net investment income	$ (0.74)	$ (0.56)	$ (0.54)	$ (0.57)	$ (0.62)
Tax return of capital	—	—	—	(0.02)	—
Total distributions	$ (0.74)	$ (0.56)	$ (0.54)	$ (0.59)	$ (0.62)
Net asset value — End of year	$ 14.15	$ 14.39	$ 18.02	$ 17.41	$ 17.16
Total Return(2)	3.40%	(17.36)%	6.66%	5.03%	11.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$529,174	$463,602	$502,756	$351,345	$267,226
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.68%	0.66%	0.67%	0.69%	0.72%
Net expenses	0.68% (4)	0.66% (4)	0.67%	0.69%	0.68%
Net investment income	5.01%	3.33%	2.98%	3.45%	3.74%
Portfolio Turnover	153% (5)	51% (5)	48%	74%	57%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
22
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Financial Highlights — continued

Class R6
Period Ended September 30, 2023(1)

Net asset value — Beginning of period	$ 15.30
Income (Loss) From Operations
Net investment income(2)	$ 0.51
Net realized and unrealized loss	(1.15)
Total loss from operations	$ (0.64)
Less Distributions
From net investment income	$ (0.51)
Total distributions	$ (0.51)
Net asset value — End of period	$14.15
Total Return(3)	(4.22)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 48
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.63% (6)
Net expenses	0.63% (6)(7)
Net investment income	5.22% (6)
Portfolio Turnover	153% (8)(9)

(1)	For the period from the commencement of operations, February 1, 2023, to September 30, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2023).
(8)	Includes the effect of To-Be-Announced (TBA) transactions.
(9)	For the year ended September 30, 2023.
23
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2
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Income Fund
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Notes to Financial Statements — continued

in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 94,357,303	$ —	$ 94,357,303
Collateralized Mortgage Obligations	—	49,259,072	—	49,259,072
Commercial Mortgage-Backed Securities	—	49,470,626	—	49,470,626
Corporate Bonds	—	463,300,229	—	463,300,229
High Social Impact Investments	—	1,479,435	—	1,479,435
Preferred Stocks	6,955,645	—	—	6,955,645
Senior Floating-Rate Loans	—	1,161,168	—	1,161,168
Taxable Municipal Obligations	—	1,634,122	—	1,634,122
U.S. Government Agency Mortgage-Backed Securities	—	67,436,153	—	67,436,153
U.S. Treasury Obligations	—	31,541,281	—	31,541,281
Short-Term Investments:
Affiliated Fund	9,680,308	—	—	9,680,308
Securities Lending Collateral	11,027,720	—	—	11,027,720
Purchased Call Options	78,375	—	—	78,375
Total Investments	$27,742,048	$759,639,389	$ —	$787,381,437
Forward Foreign Currency Exchange Contracts	$ —	$ 150,250	$ —	$ 150,250
Futures Contracts	533,931	—	—	533,931
Total	$28,275,979	$759,789,639	$ —	$788,065,618
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (69,081)	$ —	$ (69,081)
Futures Contracts	(4,305,557)	—	—	(4,305,557)
Total	$ (4,305,557)	$ (69,081)	$ —	$ (4,374,638)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and interest, if any, have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include
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Income Fund
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Notes to Financial Statements — continued

amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
G  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. An option on a futures contract gives the holder the right to enter into a specified futures contract. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
I  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
J  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which
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Income Fund
September 30, 2023
Notes to Financial Statements — continued

may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
K  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
L   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
M  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
N  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the following annual rates of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $2 billion	0.400%
Over $2 billion up to and including $7.5 billion	0.375%
Over $7.5 billion up to and including $10 billion	0.350%
Over $10 billion	0.325%
For the year ended September 30, 2023, the investment advisory fee amounted to $2,760,114 or 0.40% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $23,525 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70%, 0.70% and 0.65% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2023, no expenses were waived or reimbursed by CRM.
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Income Fund
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Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $828,034.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $488,861 and $58,168 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $11,159 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received $90 of contingent deferred sales charges (CDSC) paid by Class A shareholders and no CDSC paid by Class C shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $67,488 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $498,404,783 and $467,837,202, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $657,158,712 and $607,999,220, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$34,226,744	$24,501,239
During the year ended September 30, 2023, accumulated loss was increased by $160,992 and paid-in capital was increased by $160,992 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
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Income Fund
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Notes to Financial Statements — continued

As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 89,167
Deferred capital losses	(274,041,250)
Net unrealized depreciation	(81,758,631)
Distributions payable	(212,550)
Accumulated loss	$(355,923,264)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $274,041,250 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $21,045,682 are short-term and $252,995,568 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$869,133,911
Gross unrealized appreciation	$ 1,736,543
Gross unrealized depreciation	(83,491,112)
Net unrealized depreciation	$ (81,754,569)
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2023 is included in the Schedule of Investments. At September 30, 2023, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk:  During the year ended September 30, 2023, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk:  During the year ended September 30, 2023, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2023, the fair value of derivatives with credit-related contingent features in a net liability position was $69,081. At September 30, 2023, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparties. The ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or
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Income Fund
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Notes to Financial Statements — continued

insolvency. Certain ISDA Master Agreements allow the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 150,250	$ (69,081)
Interest rate	Futures contracts	Accumulated loss	533,931 (1)	(4,305,557) (1)
Interest rate	Purchased options	Investments in securities of unaffiliated issuers, at value	78,375	—
Total			$762,556	$(4,374,638)
Derivatives not subject to master netting agreements			$612,306	$(4,305,557)
Total Derivatives subject to master netting agreements			$150,250	$ (69,081)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Citibank, N.A.	$ 39,105	$ —	$ —	$ —	$ 39,105
JPMorgan Chase Bank, N.A.	101,351	—	—	—	101,351
State Street Bank and Trust Company	9,794	(9,794)	—	—	—
	$150,250	$(9,794)	$ —	$ —	$140,456

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Income Fund
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Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(69,081)	$9,794	$ —	$ —	$(59,287)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2023 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ 39,225	$ —	$ 39,225
Futures contracts	—	(9,340,507)	(9,340,507)
Total	$ 39,225	$(9,340,507)	$(9,301,282)
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ —	$ 2,095	$ 2,095
Forward foreign currency exchange contracts	(82,856)	—	(82,856)
Futures contracts	—	(378,931)	(378,931)
Total	$(82,856)	$ (376,836)	$ (459,692)

(1)	Relates to purchased options.
The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$138,996,000	$30,710,000	$3,657,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
The average number of purchased options contracts outstanding during the year ended September 30, 2023, which is indicative of the volume of this derivative type, was 12 contracts.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
31

Calvert
Income Fund
September 30, 2023
Notes to Financial Statements — continued

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan, including accrued interest, was $15,985,030 and the total value of collateral received was $16,186,412, comprised of cash of $11,027,720 and U.S. government and/or agencies securities of $5,158,692.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$11,027,720	$ —	$ —	$ —	$11,027,720
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund’s investment in the Notes and in issuers and funds that may be deemed to be affiliated was $20,331,127, which represents 2.8% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34	$ 1,412,823	$ —	$ (1,426,000)	$ 1,101	$ 12,076	$ —	$ 2,644	$ —
Series 2019-BPR, Class B, 8.022%, (1 mo. SOFR + 2.692%), 5/15/36	6,342,772	—	—	—	(56,716)	6,288,978	467,335	6,576,000
Series 2019-BPR, Class C, 8.972%, (1 mo. SOFR + 3.642%), 5/15/36	2,894,266	—	—	—	(11,860)	2,882,406	244,374	3,045,000
32

Calvert
Income Fund
September 30, 2023
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	$ 1,393,140	$ —	$ —	$ —	$ 86,295	$ 1,479,435	$ 22,500	$1,500,000
Short-Term Investments
Liquidity Fund	23,995,266	325,624,566	(339,939,524)	—	—	9,680,308	712,235	9,680,308
Total				$1,101	$ 29,795	$20,331,127	$1,449,088

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	830,597	$ 12,180,126	860,201	$ 14,387,645
Reinvestment of distributions	569,145	8,329,979	403,870	6,544,659
Shares redeemed	(2,026,205)	(29,645,980)	(2,742,268)	(45,852,473)
Net decrease	(626,463)	$ (9,135,875)	(1,478,197)	$ (24,920,169)
Class C
Shares sold	74,071	$ 1,093,099	54,120	$ 905,728
Reinvestment of distributions	15,054	220,166	9,435	152,326
Shares redeemed	(97,563)	(1,428,200)	(129,699)	(2,163,833)
Net decrease	(8,438)	$ (114,935)	(66,144)	$ (1,105,779)
Class I
Shares sold	15,016,030	$ 220,925,598	14,787,849	$ 244,049,817
Reinvestment of distributions	1,587,364	23,271,520	1,019,673	16,515,161
Shares redeemed	(11,432,431)	(168,394,137)	(11,488,521)	(186,906,417)
Net increase	5,170,963	$ 75,802,981	4,319,001	$ 73,658,561
Class R6(1)
Shares sold	3,268	$ 50,000	—	$ —
Reinvestment of distributions	116	1,708	—	—
Net increase	3,384	$ 51,708	—	$ —

(1)	For the period from the commencement of operations, February 1, 2023, to September 30, 2023.
33

Calvert
Income Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (the “Fund”) (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
34

Calvert
Income Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $328,944, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 92.91% of distributions from net investment income as a 163(j) interest dividend.
35

Calvert
Income Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
36

Calvert
Income Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe for the one-, three- and five-year periods ended December 31, 2022. This performance data also indicated that the Fund had underperformed its benchmark index for the one-year period ended December 31, 2022, while it had outperformed the three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
37

Calvert
Income Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoints in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above specific asset levels. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
38

Calvert
Income Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
39

Calvert
Income Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
40

Calvert
Income Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
41

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

42

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
43

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
44

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24177     9.30.23

Calvert
Core Bond Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Core Bond Fund

Calvert
Core Bond Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended September 30, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were strongly positive during the period -- buoyed in part by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, a majority of economists and market observers seemed to be coming around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the economy in for a soft landing without a recession.
One cloud that hung over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final two months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer.
Against the backdrop of the Fed’s aggressive monetary tightening campaign, U.S. Treasurys were the worst-performing major fixed-income asset class during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 2.81%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.17% during the period. As the Fed lowered its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led prices to fall and the asset class to deliver negative returns.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Core Bond Fund (the Fund) returned 0.76% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which returned 0.64%.
Security selections were the leading contributor to performance relative to the Index during the period. Selections in commercial mortgage-backed securities (CMBS), investment-grade corporate securities, and asset-backed securities (ABS) were particularly beneficial to relative returns. The Fund’s duration contributed to relative returns, and a small out-of-Index allocation to high yield corporate bonds further enhanced performance during the period.
In contrast, while security selections were generally favorable to the Fund’s performance, selections in U.S. Treasurys detracted from relative returns. Overweight allocations to ABS and CMBS also weighed on returns relative to the Index during the period.
Derivatives had a large negative impact on the Fund’s total return during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Core Bond Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	0.76%	2.92%	3.70%
Class A with 3.25% Maximum Sales Charge	—	—	(2.49)	2.24	3.36
Class I at NAV	01/30/2015	12/31/2004	1.09	3.20	4.02
Class R6 at NAV	06/30/2023	12/31/2004	1.03	3.19	2.23

Bloomberg U.S. Aggregate Bond Index	—	—	0.64%	0.10%	1.13%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.91%	0.66%	0.63%
Net	0.74	0.49	0.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	09/30/2013	$1,483,991	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$7,418,767	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Core Bond Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of net assets)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Core Bond Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked. Effective February 1, 2021, the Fund revised its name, objective and principal investment strategies and adopted a policy of investing at least 80% of its net assets in investment grade, U.S. dollar-denominated debt securities.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/1/25. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Core Bond Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual *
Class A	$1,000.00	$ 962.10	$3.64 **	0.74%
Class I	$1,000.00	$ 963.40	$2.41 **	0.49%
Class R6	$1,000.00	$ 972.20	$1.16 **	0.46%
Hypothetical ***
(5% return per year before expenses)
Class A	$1,000.00	$1,021.36	$3.75 **	0.74%
Class I	$1,000.00	$1,022.61	$2.48 **	0.49%
Class R6	$1,000.00	$1,022.76	$2.33 **	0.46%

*	Class R6 had not commenced operations on April 1, 2023. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period); 93/365 for Class R6 (to reflect the period from the commencement of operations on June 30, 2023 to September 30, 2023). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
***	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023 (June 30, 2023 for Class R6).
6

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments

Asset-Backed Securities — 10.3%

Security	Principal Amount (000's omitted)	Value
Amur Equipment Finance Receivables XII, LLC, Series 2023-1A, Class A2, 6.09%, 12/20/29(1)	$2,565	$ 2,568,376
Avis Budget Rental Car Funding AESOP, LLC, Series 2022-3A, Class A, 4.62%, 2/20/27(1)	643	623,585
CarMax Auto Owner Trust, Series 2023-1, Class A2A, 5.23%, 1/15/26	260	259,262
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	163	136,422
Cologix Data Centers US Issuer, LLC, Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	720	635,159
Conn's Receivables Funding, LLC, Series 2023-A, Class A, 8.01%, 1/17/28(1)	1,561	1,563,783
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	1,105	953,521
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	402	366,012
Diamond Infrastructure Funding, LLC, Series 2021-1A, Class A, 1.76%, 4/15/49(1)	852	729,336
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	490	417,881
Driven Brands Funding, LLC:
Series 2019-1A, Class A2, 4.641%, 4/20/49(1)	638	603,323
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	2,647	2,422,772
Enterprise Fleet Financing, LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(1)	3,175	3,150,176
FMC GMSR Issuer Trust, Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	200	164,613
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	422	391,115
GoodLeap Sustainable Home Solutions Trust, Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	128	96,864
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	71	68,816
Series 2021-3, Class B, 0.76%, 2/26/29(1)	81	77,613
LAD Auto Receivables Trust:
Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	890	887,778
Series 2023-2A, Class A2, 5.93%, 6/15/27(1)	708	706,418
Series 2023-3A, Class A2, 6.09%, 6/15/26(1)	2,574	2,573,161
Marlette Funding Trust:
Series 2023-1A, Class A, 6.07%, 4/15/33(1)	1,071	1,068,746
Series 2023-1A, Class B, 6.50%, 4/15/33(1)	1,500	1,495,760
Series 2023-3A, Class B, 6.71%, 9/15/33(1)	2,500	2,497,304
Mosaic Solar Loan Trust:
Series 2020-2A, Class C, 3.00%, 8/20/46(1)	860	769,461
Series 2022-2A, Class C, 5.95%, 1/21/53(1)	850	744,099
Series 2023-2A, Class B, 2.09%, 4/22/47(1)	1,392	1,000,886
Mosaic Solar Loans, LLC:
Series 2017-1A, Class A, 4.45%, 6/20/42(1)	455	426,688
Series 2017-2A, Class A, 3.82%, 6/22/43(1)	1,553	1,392,863
Security	Principal Amount (000's omitted)	Value
NRZ Excess Spread-Collateralized Notes, Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	$246	$ 222,199
Octane Receivables Trust, Series 2023-1A, Class A, 5.87%, 5/21/29(1)	453	451,836
OneMain Financial Issuance Trust:
Series 2020-1A, Class B, 4.83%, 5/14/32(1)	3,009	2,990,265
Series 2022-S1, Class A, 4.13%, 5/14/35(1)	1,025	984,614
Oportun Funding XIII, LLC, Series 2019-A, Class A, 3.08%, 8/8/25(1)	1,356	1,345,032
Oportun Funding XIV, LLC, Series 2021-A, Class B, 1.76%, 3/8/28(1)	65	62,029
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	80	79,301
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	278	254,017
Series 2021-C, Class A, 2.18%, 10/8/31(1)	1,155	1,051,158
Series 2022-2, Class A, 5.94%, 10/9/29(1)	72	72,021
Series 2022-3, Class A, 7.451%, 1/8/30(1)	1,264	1,263,324
Series 2022-3, Class B, 8.533%, 1/8/30(1)	2,970	3,000,027
Pagaya AI Debt Selection Trust:
Series 2021-3, Class A, 1.15%, 5/15/29(1)	40	40,204
Series 2021-5, Class A, 1.53%, 8/15/29(1)	74	72,616
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	54	52,414
Series 2022-1, Class A, 2.03%, 10/15/29(1)	372	364,526
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	602	503,151
Retained Vantage Data Centers Issuer, LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	3,145	2,841,385
SBA Tower Trust, Series 2014-2A, Class C, 3.869% to 10/15/23, 10/15/49(1)(3)	500	486,781
ServiceMaster Funding, LLC, Series 2020-1, Class A2II, 3.337%, 1/30/51(1)	325	256,239
SoFi Consumer Loan Program Trust:
Series 2022-1S, Class A, 6.21%, 4/15/31(1)	572	571,707
Series 2023-1S, Class A, 5.81%, 5/15/31(1)	242	241,038
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	163	161,417
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	1,080	1,035,817
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	591	536,982
Series 2021-1A, Class A2, 1.877%, 3/26/46(1)	1,450	1,277,886
Sunnova Helios II Issuer, LLC:
Series 2019-AA, Class A, 3.75%, 6/20/46(1)	1,124	992,785
Series 2021-B, Class A, 1.62%, 7/20/48(1)	1,406	1,156,047
Sunnova Helios IV Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	249	222,271
Sunnova Helios IX Issuer, LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)	378	355,122
Sunnova Helios V Issuer, LLC, Series 2021-A, Class A, 1.80%, 2/20/48(1)	331	279,228
Sunnova Helios VII Issuer, LLC, Series 2021-C, Class B, 2.33%, 10/20/48(1)	652	531,258

7
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	$1,043	$ 976,113
Sunnova Helios XII Issuer, LLC:
Series 2023-B, Class A, 5.30%, 8/22/50(1)	2,045	1,949,839
Series 2023-B, Class B, 5.60%, 8/22/50(1)	2,069	1,921,279
Sunnova Sol Issuer, LLC, Series 2020-1A, Class B, 5.54%, 2/1/55(1)	2,410	2,007,844
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	155	122,599
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75%, 7/30/57(1)	584	509,113
Tesla Auto Lease Trust, Series 2023-B, Class A3, 6.13%, 9/21/26(1)	2,154	2,154,364
Theorem Funding Trust:
Series 2022-1A, Class A, 1.85%, 2/15/28(1)	64	63,018
Series 2022-3A, Class A, 7.60%, 4/15/29(1)	210	211,106
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	4,115	3,997,479
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	140	122,700
Total Asset-Backed Securities (identified cost $68,005,889)		$ 66,581,944

Collateralized Mortgage Obligations — 2.0%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 7.065%, (30-day average SOFR + 1.75%), 3/25/31(1)(4)	$4	$ 3,913
Series 2021-2A, Class M1A, 6.515%, (30-day average SOFR + 1.20%), 6/25/31(1)(4)	109	109,129
Series 2021-3A, Class A2, 6.315%, (30-day average SOFR + 1.00%), 9/25/31(1)(4)	150	148,786
Cascade MH Asset Trust, Series 2022-MH1, Class A, 4.25% to 7/25/27, 8/25/54(1)(3)	472	415,490
CHNGE Mortgage Trust:
Series 2023-2, Class A3, 7.436% to 5/25/26, 6/25/58(1)(3)	851	836,795
Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(3)	2,204	2,215,443
Federal Home Loan Mortgage Corp., Series 5324, Class MZ, 6.00%, 7/25/53	112	103,548
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2021-DNA3, Class M1, 6.065%, (30-day average SOFR + 0.75%), 10/25/33(1)(4)	41	40,540
Series 2022-DNA1, Class M1A, 6.315%, (30-day average SOFR + 1.00%), 1/25/42(1)(4)	1,693	1,682,082
Series 2022-DNA2, Class M1A, 6.615%, (30-day average SOFR + 1.30%), 2/25/42(1)(4)	164	164,292
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R07, Class 1M1, 8.265%, (30-day average SOFR + 2.95%), 6/25/42(1)(4)	1,500	1,544,356
Security	Principal Amount (000's omitted)	Value
Government National Mortgage Association:
Series 2023-84, Class DL, 6.00%, 6/20/53	$464	$ 453,604
Series 2023-84, Class MW, 6.00%, 6/20/53	492	480,791
PNMAC GMSR Issuer Trust:
Series 2018-GT1, Class A, 9.284%, (1 mo. SOFR + 3.85%), 2/25/25(1)(4)	500	499,950
Series 2018-GT2, Class A, 8.084%, (1 mo. SOFR + 2.65%), 8/25/25(1)(4)	1,000	1,000,039
Series 2022-FT1, Class A, 9.505%, (30-day average SOFR + 4.19%), 6/25/27(1)(4)	2,499	2,503,027
Series 2022-GT1, Class A, 9.565%, (30-day average SOFR + 4.25%), 5/25/27(1)(4)	500	501,378
Total Collateralized Mortgage Obligations (identified cost $12,712,970)		$ 12,703,163

Commercial Mortgage-Backed Securities — 10.0%

Security	Principal Amount (000's omitted)	Value
BPR Trust, Series 2022-SSP, Class A, 8.332%, (1 mo. SOFR + 3.00%), 5/15/39(1)(4)	$1,230	$ 1,229,229
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 6.367%, (1 mo. SOFR + 1.034%), 10/15/36(1)(4)	3,771	3,761,158
Series 2019-XL, Class B, 6.527%, (1 mo. SOFR + 1.194%), 10/15/36(1)(4)	1,006	1,000,233
Series 2021-VOLT, Class B, 6.397%, (1 mo. SOFR + 1.064%), 9/15/36(1)(4)	1,357	1,313,789
Series 2021-VOLT, Class C, 6.547%, (1 mo. SOFR + 1.214%), 9/15/36(1)(4)	5,296	5,097,578
Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(4)	180	172,127
CAMB Commercial Mortgage Trust:
Series 2019-LIFE, Class B, 6.63%, (1 mo. SOFR + 1.30%), 12/15/37(1)(4)	1,852	1,839,964
Series 2019-LIFE, Class D, 7.13%, (1 mo. SOFR + 1.80%), 12/15/37(1)(4)	1,000	990,659
CSMC:
Series 2018-SITE, Class A, 4.284%, 4/15/36(1)	1,050	1,026,237
Series 2022-NWPT, Class A, 8.475%, (1 mo. SOFR + 3.143%), 9/9/24(1)(4)	1,891	1,911,098
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.527%, (1 mo. SOFR + 1.194%), 7/15/38(1)(4)	3,809	3,779,960
Series 2021-ESH, Class B, 6.827%, (1 mo. SOFR + 1.49%), 7/15/38(1)(4)	1,335	1,320,721
Series 2021-ESH, Class C, 7.147%, (1 mo. SOFR + 1.814%), 7/15/38(1)(4)	1,243	1,226,468
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series KG08, Class A2, 4.134%, 5/25/33(2)	1,384	1,266,449
Federal National Mortgage Association:
Series 2017-M13, Class A2, 3.029%, 9/25/27(2)	2,981	2,749,126
Series 2018-M4, Class A2, 3.166%, 3/25/28(2)	6,588	6,077,976

8
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
Series 2018-M13, Class A2, 3.866%, 9/25/30(2)	$706	$ 651,865
Series 2019-M1, Class A2, 3.665%, 9/25/28(2)	2,770	2,591,423
Series 2019-M22, Class A2, 2.522%, 8/25/29	5,684	4,952,224
Series 2020-M1, Class A2, 2.444%, 10/25/29	4,000	3,439,338
Series 2023-M1S, Class A2, 4.656%, 4/25/33(2)	3,414	3,228,853
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.529%, (1 mo. SOFR + 1.197%), 5/15/38(1)(4)	4,443	4,413,177
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class C, 6.747%, (1 mo. SOFR + 1.41%), 4/15/38(1)(4)	1,500	1,476,020
Med Trust:
Series 2021-MDLN, Class B, 6.897%, (1 mo. SOFR + 1.56%), 11/15/38(1)(4)	1,896	1,850,306
Series 2021-MDLN, Class D, 7.447%, (1 mo. SOFR + 2.114%), 11/15/38(1)(4)	1,339	1,286,181
MHC Commercial Mortgage Trust:
Series 2021-MHC, Class A, 6.247%, (1 mo. SOFR + 0.915%), 4/15/38(1)(4)	3,727	3,686,505
Series 2021-MHC, Class B, 6.547%, (1 mo. SOFR + 1.215%), 4/15/38(1)(4)	959	946,582
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36(1)(4)(5)	1,118	1,077,242
VMC Finance, LLC, Series 2021-HT1, Class A, 7.095%, (1 mo. SOFR + 1.764%), 1/18/37(1)(4)	235	229,877
Total Commercial Mortgage-Backed Securities (identified cost $65,824,148)		$ 64,592,365

Corporate Bonds — 24.9%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.5%
Celanese U.S. Holdings, LLC:
6.35%, 11/15/28	$1,681	$ 1,660,736
6.70%, 11/15/33	1,545	1,505,059
South32 Treasury, Ltd., 4.35%, 4/14/32(1)	204	172,232
		$ 3,338,027
Communications — 1.6%
AT&T, Inc.:
3.55%, 9/15/55	$3,820	$ 2,340,844
3.65%, 6/1/51	2,464	1,589,925
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	3,947	2,762,846
Comcast Corp., 1.95%, 1/15/31	662	517,846
Rogers Communications, Inc., 4.55%, 3/15/52	3,484	2,543,976
SES Global Americas Holdings GP, 5.30%, 3/25/44(1)	219	147,682
SES S.A., 5.30%, 4/4/43(1)	130	87,661
		$ 9,990,780
Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical — 2.5%
Aptiv PLC/Aptiv Corp., 3.25%, 3/1/32	$459	$ 376,477
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	656	636,746
4.75%, 10/20/28(1)	1,201	1,141,805
Dick's Sporting Goods, Inc., 4.10%, 1/15/52	2,420	1,471,586
Ford Motor Co., 3.25%, 2/12/32	1,178	908,996
Ford Motor Credit Co., LLC, 7.35%, 11/4/27	487	497,795
General Motors Financial Co., Inc.:
4.30%, 4/6/29	366	328,534
5.80%, 6/23/28	1,860	1,818,120
5.85%, 4/6/30(6)	3,786	3,628,920
Hyundai Capital America:
5.68%, 6/26/28(1)	1,400	1,369,572
5.80%, 6/26/25(1)	1,688	1,681,562
WarnerMedia Holdings, Inc.:
5.05%, 3/15/42	2,059	1,593,550
5.391%, 3/15/62	886	654,979
		$ 16,108,642
Consumer, Non-cyclical — 1.5%
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$2,501	$ 2,216,454
Centene Corp.:
2.50%, 3/1/31	2,432	1,871,153
4.625%, 12/15/29	312	281,360
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	220	163,848
Conservation Fund (The), 3.474%, 12/15/29	190	160,559
CVS Health Corp.:
4.30%, 3/25/28	136	128,753
5.25%, 1/30/31	1,335	1,283,400
5.875%, 6/1/53	2,129	1,970,477
CVS Pass-Through Trust, 6.036%, 12/10/28	134	132,905
Ford Foundation (The), 2.415%, 6/1/50	270	157,508
Kaiser Foundation Hospitals, 3.15%, 5/1/27	224	209,727
Merck & Co., Inc., 2.45%, 6/24/50	591	340,402
Pfizer, Inc., 2.625%, 4/1/30	460	393,088
Smithfield Foods, Inc.:
2.625%, 9/13/31(1)	701	503,230
5.20%, 4/1/29(1)	150	137,173
		$ 9,950,037
Energy — 0.1%
TerraForm Power Operating, LLC, 4.75%, 1/15/30(1)	$544	$ 465,476
		$ 465,476
Financial — 14.2%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(7)	$1,300	$ 1,297,306
Affiliated Managers Group, Inc., 3.30%, 6/15/30	244	202,948
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(7)	2,251	2,243,103
Ally Financial, Inc., 8.00%, 11/1/31	1,807	1,825,973

9
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
American National Group, LLC, 6.144%, 6/13/32(1)	$250	$ 226,468
Ameriprise Financial, Inc., 5.15%, 5/15/33	1,678	1,586,804
Andrew W. Mellon Foundation (The), 0.947%, 8/1/27	300	257,150
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	316	293,499
Aviation Capital Group, LLC:
6.25%, 4/15/28(1)	693	678,338
6.375%, 7/15/30(1)	1,533	1,485,830
Banco Santander S.A.:
1.722% to 9/14/26, 9/14/27(7)	1,000	874,881
4.175% to 3/24/27, 3/24/28(7)	200	184,762
5.294%, 8/18/27	1,200	1,160,906
6.921%, 8/8/33	1,600	1,530,987
Bank of America Corp.:
1.734% to 7/22/26, 7/22/27(7)	2,425	2,149,588
2.299% to 7/21/31, 7/21/32(7)	697	528,477
2.572% to 10/20/31, 10/20/32(7)	227	174,541
3.824% to 1/20/27, 1/20/28(7)	3,987	3,704,356
3.846% to 3/8/32, 3/8/37(7)	1,040	846,676
4.571% to 4/27/32, 4/27/33(7)	2,452	2,178,186
5.819% to 9/15/28, 9/15/29(7)	2,710	2,677,865
5.872% to 9/15/33, 9/15/34(7)	2,034	1,980,513
6.204% to 11/10/27, 11/10/28(7)	840	844,106
Bank of New York Mellon Corp. (The), 4.706% to 2/1/33, 2/1/34(7)	1,940	1,752,721
BNP Paribas S.A., 7.75% to 8/16/29(1)(7)(8)	244	232,231
Boston Properties, L.P., 2.45%, 10/1/33(6)	894	610,980
Brookfield Finance, Inc., 4.70%, 9/20/47	485	378,358
CaixaBank S.A., 6.208% to 1/18/28, 1/18/29(1)(7)	1,550	1,517,567
Capital One Financial Corp.:
3.273% to 3/1/29, 3/1/30(7)	197	164,906
3.75%, 7/28/26	212	196,643
4.20%, 10/29/25	1,000	953,757
CBRE Services, Inc., 5.95%, 8/15/34	1,205	1,138,021
Charles Schwab Corp. (The):
2.45%, 3/3/27	1,060	944,751
6.136% to 8/24/33, 8/24/34(7)	1,560	1,518,358
CI Financial Corp.:
3.20%, 12/17/30	501	380,398
4.10%, 6/15/51	789	457,386
Citigroup, Inc.:
2.572% to 6/3/30, 6/3/31(7)	1,287	1,026,776
4.00% to 12/10/25(7)(8)	415	364,059
5.316% to 3/26/40, 3/26/41(7)	647	584,888
Corporate Office Properties, L.P., 2.90%, 12/1/33	1,022	717,924
EPR Properties, 4.95%, 4/15/28	2,471	2,191,777
Extra Space Storage, L.P.:
2.55%, 6/1/31	1,375	1,071,756
5.50%, 7/1/30	1,175	1,137,151
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
F&G Annuities & Life, Inc., 7.40%, 1/13/28	$1,450	$ 1,448,632
Fifth Third Bancorp, 6.339% to 7/27/28, 7/27/29(7)	3,085	3,049,213
GA Global Funding Trust, 2.25%, 1/6/27(1)	1,753	1,537,474
Global Atlantic Fin Co., 3.125%, 6/15/31(1)	1,039	741,596
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	1,254	1,115,945
3.75%, 9/15/30(1)(6)	2,300	1,762,960
6.00%, 4/15/25(1)	685	667,285
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(7)	1,107	1,096,461
7.39% to 11/3/27, 11/3/28(7)	1,722	1,782,136
Huntington National Bank (The), 5.699% to 11/18/24, 11/18/25(7)	438	428,298
Intesa Sanpaolo SpA:
7.00%, 11/21/25(1)	400	405,034
8.248% to 11/21/32, 11/21/33(1)(7)	2,549	2,571,158
Jefferies Financial Group, Inc., 5.875%, 7/21/28	1,603	1,569,720
JPMorgan Chase & Co.:
1.47% to 9/22/26, 9/22/27(7)	328	287,462
2.545% to 11/8/31, 11/8/32(7)	122	94,463
3.54% to 5/1/27, 5/1/28(7)	1,100	1,012,035
4.005% to 4/23/28, 4/23/29(7)	846	780,101
4.493% to 3/24/30, 3/24/31(7)	799	731,798
4.565% to 6/14/29, 6/14/30(7)	2,910	2,715,539
KeyBank N.A., 5.85%, 11/15/27	395	375,874
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	695	443,111
Macquarie Bank, Ltd., 6.798%, 1/18/33(1)	543	533,361
Metropolitan Life Global Funding I, 5.15%, 3/28/33(1)	541	512,908
Principal Financial Group, Inc., 4.625%, 9/15/42	308	246,752
Radian Group, Inc., 4.875%, 3/15/27	1,270	1,188,009
Societe Generale S.A.:
6.221% to 6/15/32, 6/15/33(1)(7)	255	231,245
9.375% to 11/22/27(1)(7)(8)	276	271,133
Standard Chartered PLC, 1.822% to 11/23/24, 11/23/25(1)(7)	200	189,057
Stifel Financial Corp., 4.00%, 5/15/30	438	370,597
Sun Communities Operating, L.P.:
4.20%, 4/15/32	500	426,963
5.70%, 1/15/33	445	421,385
Swedbank AB:
5.337%, 9/20/27(1)	1,012	981,514
6.136%, 9/12/26(1)	2,031	2,023,839
Synchrony Bank, 5.40%, 8/22/25	500	482,102
Synchrony Financial, 4.50%, 7/23/25	1,600	1,524,082
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(7)	373	301,333
5.625%, 2/15/28	611	553,987
Synovus Financial Corp., 5.90% to 2/7/24, 2/7/29(7)	365	339,749
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82(7)	1,268	1,264,645

10
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Truist Financial Corp.:
5.10% to 3/1/30(7)(8)	$232	$ 199,511
5.867% to 6/8/33, 6/8/34(7)	3,816	3,594,399
U.S. Bancorp:
5.775% to 6/12/28, 6/12/29(7)	3,153	3,070,817
5.836% to 6/10/33, 6/12/34(7)	1,149	1,084,572
UBS Group AG, 2.095% to 2/11/31, 2/11/32(1)(7)	745	551,647
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(7)	447	409,693
Westpac Banking Corp., 3.02% to 11/18/31, 11/18/36(7)	244	180,778
		$ 91,844,044
Government - Multinational — 1.5%
Asian Development Bank:
2.375%, 8/10/27	$2,500	$ 2,296,518
3.125%, 9/26/28	291	270,413
European Bank for Reconstruction & Development, 1.50%, 2/13/25	305	289,316
European Investment Bank:
1.625%, 5/13/31	585	472,913
2.125%, 4/13/26	1,166	1,088,790
2.375%, 5/24/27	2,860	2,634,733
2.875%, 6/13/25(1)	1,942	1,867,928
Inter-American Development Bank, 0.875%, 4/3/25(6)	241	225,524
International Bank for Reconstruction & Development, 3.125%, 11/20/25	861	826,389
		$ 9,972,524
Government - Regional — 0.4%
Kommuninvest I Sverige AB, 0.375%, 6/19/24(1)(6)	$2,600	$ 2,503,108
		$ 2,503,108
Industrial — 0.3%
Berry Global, Inc., 5.50%, 4/15/28(1)	$385	$ 372,167
Penske Truck Leasing Co., L.P./PTL Finance Corp., 6.20%, 6/15/30(1)	1,510	1,489,277
		$ 1,861,444
Technology — 1.7%
Apple, Inc., 3.45%, 2/9/45	$936	$ 709,833
Concentrix Corp.:
6.60%, 8/2/28	2,977	2,874,553
6.65%, 8/2/26	1,535	1,526,325
Foundry JV Holdco, LLC, 5.875%, 1/25/34(1)	1,141	1,091,182
Intel Corp., 5.70%, 2/10/53	1,602	1,503,432
Kyndryl Holdings, Inc.:
2.70%, 10/15/28	895	736,322
3.15%, 10/15/31(6)	1,825	1,383,641
Marvell Technology, Inc., 5.75%, 2/15/29	745	738,477
Micron Technology, Inc., 2.703%, 4/15/32	405	309,483
Security	Principal Amount (000’s omitted)	Value
Technology (continued)
Seagate HDD Cayman, 5.75%, 12/1/34	$316	$ 267,221
		$ 11,140,469
Utilities — 0.6%
Consolidated Edison Co. of New York, Inc., 4.00%, 11/15/57	$420	$ 294,729
Enel Finance International N.V., 1.375%, 7/12/26(1)	201	177,607
MidAmerican Energy Co.:
4.25%, 7/15/49	1,016	795,596
5.35%, 1/15/34	294	290,289
New England Power Co., 5.936%, 11/25/52(1)	502	478,045
NextEra Energy Capital Holdings, Inc., 1.90%, 6/15/28	1,482	1,255,128
Northern States Power Co., 2.60%, 6/1/51	317	179,927
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	225	221,007
		$ 3,692,328
Total Corporate Bonds (identified cost $169,830,482)		$160,866,879

High Social Impact Investments — 0.0%(9)

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(10)(11)	$250	$ 246,573
Total High Social Impact Investments (identified cost $250,000)		$ 246,573

Preferred Stocks — 0.0%(9)

Security	Shares	Value
Wireless Telecommunication Services — 0.0%(9)
United States Cellular Corp.5.50%	16,250	$ 267,475
Total Preferred Stocks (identified cost $406,250)		$ 267,475

Sovereign Government Bonds — 0.9%

Security	Principal Amount (000’s omitted)	Value
Kreditanstalt fuer Wiederaufbau:
1.00%, 10/1/26	$934	$ 834,620
1.75%, 9/14/29	2,635	2,240,950
Nederlandse Waterschapsbank NV, 1.00%, 5/28/30(1)	3,400	2,657,285
Total Sovereign Government Bonds (identified cost $6,130,589)		$ 5,732,855

11
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

Taxable Municipal Obligations — 0.3%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.2%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$1,300	$ 962,455
		$ 962,455
Special Tax Revenue — 0.0%(9)
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.984%, 6/1/33	$155	$ 126,717
Social Bonds, 3.034%, 6/1/34	110	88,408
		$ 215,125
Water and Sewer — 0.1%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$555	$ 474,342
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	185	134,884
		$ 609,226
Total Taxable Municipal Obligations (identified cost $2,399,808)		$ 1,786,806

U.S. Government Agencies and Instrumentalities — 0.1%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
3.435%, 8/1/34	$145	$ 125,386
3.485%, 8/1/35	85	71,585
3.585%, 8/1/37	150	124,346
Total U.S. Government Agencies and Instrumentalities (identified cost $411,152)		$ 321,317

U.S. Government Agency Mortgage-Backed Securities — 22.0%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
3.00%, 4/1/51	$234	$ 195,706
5.00%, 2/1/53	1,640	1,549,523
5.50%, 7/1/53	2,677	2,591,852
6.00%, with various maturities to 2053	9,818	9,711,167
6.50%, 8/1/53	4,358	4,388,448
Federal National Mortgage Association:
2.00%, 4/1/51	158	122,097
3.00%, 7/1/49	132	110,272
4.00%, 30-Year, TBA(12)	25,812	22,996,868
4.50%, 30-Year, TBA(12)	14,454	13,277,913
Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association: (continued)
4.50%, with various maturities to 2052	$4,292	$ 3,950,364
5.00%, 7/1/53	2,473	2,336,236
5.00%, 30-Year, TBA(12)	32,469	30,648,979
5.50%, 7/1/53	4,002	3,873,210
5.50%, 30-Year, TBA(12)	26,333	25,460,733
6.00%, 30-Year, TBA(12)	17,275	17,057,029
7.00%, 6/1/53	385	400,042
Government National Mortgage Association II:
2.50%, with various maturities to 2051	568	458,380
5.50%, 6/20/53	1,660	1,617,317
6.00%, with various maturities to 2053	384	382,562
7.00%, 6/20/53	649	665,871
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $144,739,520)		$141,794,569

U.S. Treasury Obligations — 42.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.375%, 8/15/50	$375	$ 183,105
1.875%, 2/15/41	1,340	864,980
1.875%, 11/15/51	442	246,501
2.00%, 2/15/50	355	207,245
2.00%, 8/15/51	150	86,590
2.25%, 2/15/52	1,115	684,737
2.875%, 5/15/43	9,219	6,833,404
3.00%, 8/15/52	244	177,863
3.25%, 5/15/42	2,100	1,673,889
3.375%, 8/15/42	850	688,882
3.625%, 2/15/53	2,655	2,196,390
3.875%, 5/15/43	35,724	31,063,134
4.00%, 11/15/52	1,783	1,580,741
U.S. Treasury Notes:
0.25%, 3/15/24	7,515	7,343,727
0.25%, 5/15/24	5,600	5,421,445
0.25%, 6/15/24	4,765	4,594,101
0.375%, 12/31/25	2,111	1,908,723
1.00%, 7/31/28	2,066	1,743,107
1.25%, 3/31/28	1,646	1,420,897
1.25%, 6/30/28	5,325	4,560,779
1.50%, 1/31/27	626	563,742
1.875%, 2/28/27	100	91,031
2.00%, 4/30/24	5,500	5,391,871
2.00%, 5/31/24	5,500	5,376,638
2.125%, 3/31/24	10,000	9,836,565
2.25%, 3/31/24	5,400	5,315,542
2.25%, 4/30/24	5,450	5,350,518

12
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
2.50%, 4/30/24	$5,450	$ 5,357,543
2.50%, 5/15/24	5,550	5,450,654
2.75%, 8/15/32	35,420	30,677,041
3.25%, 8/31/24	1,900	1,862,305
3.375%, 5/15/33	11,962	10,849,908
3.50%, 1/31/28	7,893	7,533,807
3.625%, 3/31/28	8,275	7,934,303
3.625%, 5/31/28	36,427	34,917,272
3.875%, 3/31/25	10,050	9,851,356
3.875%, 4/30/25	10,855	10,635,144
3.875%, 11/30/27	1,998	1,937,123
3.875%, 12/31/27	5,265	5,103,348
4.00%, 2/29/28	3,165	3,083,526
4.125%, 1/31/25	4,350	4,283,221
4.125%, 7/31/28	7,875	7,705,810
4.25%, 12/31/24	4,950	4,883,774
4.25%, 5/31/25	11,423	11,254,332
4.50%, 11/30/24	5,767	5,709,893
4.75%, 7/31/25	2,300	2,284,861
Total U.S. Treasury Obligations (identified cost $285,997,971)		$276,721,368

Short-Term Investments — 2.8%
Affiliated Fund — 2.6%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(13)	17,004,514	$ 17,004,514
Total Affiliated Fund (identified cost $17,004,514)		$ 17,004,514
Securities Lending Collateral — 0.2%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(14)	1,432,130	$ 1,432,130
Total Securities Lending Collateral (identified cost $1,432,130)		$ 1,432,130
Total Short-Term Investments (identified cost $18,436,644)		$ 18,436,644
Total Purchased Call Options — 0.0%(9) (identified cost $67,247)		$ 69,094
Total Investments — 116.1% (identified cost $775,212,670)		$750,121,052
Other Assets, Less Liabilities — (16.1)%		$ (104,132,900)
Net Assets — 100.0%		$ 645,988,152

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $159,963,514 or 24.8% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(3)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(4)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(6)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $4,731,471.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	Amount is less than 0.05%.

13
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Schedule of Investments — continued

(10)	May be deemed to be an affiliated company (see Note 8).
(11)	Restricted security. Total market value of restricted securities amounts to $246,573, which represents less than 0.05% of the net assets of the Fund as of September 30, 2023.
(12)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(14)	Represents investment of cash collateral received in connection with securities lending.

Purchased Call Options (Exchange-Traded) — 0.0%(1)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
U.S. 10-Year Treasury Note Futures 12/2023	134	$14,480,375	$110.00	11/24/23	$ 69,094
Total					$69,094

(1)	Amount is less than 0.05%.
Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	533	Long	12/29/23	$108,044,930	$ (394,481)
U.S. 5-Year Treasury Note	208	Long	12/29/23	21,914,750	(128,650)
U.S. 10-Year Treasury Note	44	Long	12/19/23	4,754,750	(6,993)
U.S. Long Treasury Bond	104	Long	12/19/23	11,833,250	(491,757)
U.S. Ultra 10-Year Treasury Note	26	Long	12/19/23	2,900,625	1,202
U.S. Ultra-Long Treasury Bond	41	Long	12/19/23	4,866,187	(279,034)
					$(1,299,713)
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$250,000

Abbreviations:
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
14
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $756,889,256) - including $4,731,471 of securities on loan	$ 731,792,723
Investments in securities of affiliated issuers, at value (identified cost $18,323,414)	18,328,329
Receivable for variation margin on open futures contracts	150,511
Cash	1,311
Deposits at broker for futures contracts	1,674,241
Deposits for forward commitment securities	998,000
Receivable for investments sold	27,398,075
Receivable for capital shares sold	12,797,908
Interest receivable	5,696,443
Dividends and interest receivable - affiliated	59,472
Securities lending income receivable	3,570
Receivable from affiliates	80,256
Trustees' deferred compensation plan	58,475
Prepaid expenses	12,012
Total assets	$799,051,326
Liabilities
Payable for investments purchased	$ 38,087,543
Payable for forward commitment securities	111,578,235
Payable for capital shares redeemed	1,513,140
Distributions payable	8,832
Deposits for securities loaned	1,432,130
Payable to affiliates:
Investment advisory fee	153,812
Administrative fee	62,109
Distribution and service fees	11,743
Sub-transfer agency fee	3,693
Trustees' deferred compensation plan	58,475
Accrued expenses	153,462
Total liabilities	$153,063,174
Net Assets	$645,988,152
Sources of Net Assets
Paid-in capital	$ 691,589,342
Accumulated loss	(45,601,190)
Net Assets	$645,988,152
Class A Shares
Net Assets	$ 59,234,600
Shares Outstanding	3,906,428
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.16
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 15.67
Class I Shares
Net Assets	$ 586,704,939
Shares Outstanding	38,639,506
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.18
15
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 48,613
Shares Outstanding	3,202
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.18

On sales of $100,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income	$ 22,344
Dividend income - affiliated issuers	521,320
Interest and other income	16,406,790
Interest income - affiliated issuers	88,763
Securities lending income, net	25,196
Total investment income	$ 17,064,413
Expenses
Investment advisory fee	$ 1,135,753
Administrative fee	454,301
Distribution and service fees:
Class A	120,407
Trustees' fees and expenses	27,681
Custodian fees	18,190
Transfer agency fees and expenses	311,684
Accounting fees	88,836
Professional fees	54,763
Registration fees	85,708
Reports to shareholders	24,584
Miscellaneous	33,792
Total expenses	$ 2,355,699
Waiver and/or reimbursement of expenses by affiliates	$ (388,952)
Net expenses	$ 1,966,747
Net investment income	$ 15,097,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (13,700,402)
Investment securities - affiliated issuers	18,188
Futures contracts	(2,951,573)
Net realized loss	$(16,633,787)
Change in unrealized appreciation (depreciation):
Investment securities	$ (8,032,328)
Investment securities - affiliated issuers	(6,905)
Futures contracts	(680,047)
Net change in unrealized appreciation (depreciation)	$ (8,719,280)
Net realized and unrealized loss	$(25,353,067)
Net decrease in net assets from operations	$(10,255,401)
17
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 15,097,666	$ 2,353,310
Net realized loss	(16,633,787)	(2,541,718)
Net change in unrealized appreciation (depreciation)	(8,719,280)	(20,526,211)
Net decrease in net assets from operations	$ (10,255,401)	$ (20,714,619)
Distributions to shareholders:
Class A	$ (1,735,011)	$ (3,017,866)
Class I	(13,214,469)	(3,480,801)
Class R6(1)	(553)	—
Total distributions to shareholders	$ (14,950,033)	$ (6,498,667)
Capital share transactions:
Class A	$ 17,940,387	$ 2,778,657
Class I	477,347,275	107,244,001
Class R6(1)	50,553	—
Net increase in net assets from capital share transactions	$495,338,215	$110,022,658
Net increase in net assets	$470,132,781	$ 82,809,372
Net Assets
At beginning of year	$ 175,855,371	$ 93,045,999
At end of year	$645,988,152	$175,855,371

(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
18
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.59	$ 19.49	$ 19.97	$ 18.45	$ 16.07
Income (Loss) From Operations
Net investment income(1)	$ 0.57	$ 0.29	$ 0.30	$ 0.51	$ 0.56
Net realized and unrealized gain (loss)	(0.44)	(3.03)	0.06	1.53	2.39
Total income (loss) from operations	$ 0.13	$ (2.74)	$ 0.36	$ 2.04	$ 2.95
Less Distributions
From net investment income	$ (0.56)	$ (0.30)	$ (0.30)	$ (0.52)	$ (0.57)
From net realized gain	—	(0.86)	(0.54)	—	—
Total distributions	$ (0.56)	$ (1.16)	$ (0.84)	$ (0.52)	$ (0.57)
Net asset value — End of year	$ 15.16	$ 15.59	$ 19.49	$ 19.97	$ 18.45
Total Return(2)	0.76%	(14.78)%	1.79%	11.21%	18.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$59,235	$43,106	$50,647	$52,965	$51,709
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.84%	0.91%	0.97%	1.05%	1.14%
Net expenses	0.74% (4)	0.74% (4)	0.80%	0.92%	0.92%
Net investment income	3.64%	1.65%	1.52%	2.70%	3.33%
Portfolio Turnover	226% (5)	175% (5)	195% (5)	52%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
19
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.61	$ 19.51	$ 20.00	$ 18.47	$ 16.08
Income (Loss) From Operations
Net investment income(1)	$ 0.63	$ 0.35	$ 0.36	$ 0.56	$ 0.60
Net realized and unrealized gain (loss)	(0.46)	(3.04)	0.04	1.54	2.41
Total income (loss) from operations	$ 0.17	$ (2.69)	$ 0.40	$ 2.10	$ 3.01
Less Distributions
From net investment income	$ (0.60)	$ (0.35)	$ (0.35)	$ (0.57)	$ (0.62)
From net realized gain	—	(0.86)	(0.54)	—	—
Total distributions	$ (0.60)	$ (1.21)	$ (0.89)	$ (0.57)	$ (0.62)
Net asset value — End of year	$ 15.18	$ 15.61	$ 19.51	$ 20.00	$ 18.47
Total Return(2)	1.09%	(14.55)%	1.99%	11.53%	19.14%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$586,705	$132,749	$42,399	$54,009	$33,302
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.59%	0.66%	0.72%	0.80%	0.87%
Net expenses	0.49% (4)	0.49% (4)	0.55%	0.67%	0.63%
Net investment income	4.02%	2.07%	1.81%	2.93%	3.53%
Portfolio Turnover	226% (5)	175% (5)	195% (5)	52%	43%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
20
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Financial Highlights — continued

Class R6
Period Ended September 30, 2023(1)

Net asset value — Beginning of period	$ 15.79
Income (Loss) From Operations
Net investment income(2)	$ 0.17
Net realized and unrealized loss	(0.61)
Total loss from operations	$ (0.44)
Less Distributions
From net investment income	$ (0.17)
Total distributions	$ (0.17)
Net asset value — End of period	$15.18
Total Return(3)	(2.78)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 49
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.56% (6)
Net expenses	0.46% (6)(7)
Net investment income	4.41% (6)
Portfolio Turnover	226% (8)(9)

(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the period ended September 30, 2023).
(8)	For the year ended September 30, 2023.
(9)	Includes the effect of To Be Announced (TBA) transactions.
21
See Notes to Financial Statements.

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Core Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek total return with an emphasis on income. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
22

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 66,581,944	$ —	$ 66,581,944
Collateralized Mortgage Obligations	—	12,703,163	—	12,703,163
Commercial Mortgage-Backed Securities	—	64,592,365	—	64,592,365
Corporate Bonds	—	160,866,879	—	160,866,879
High Social Impact Investments	—	246,573	—	246,573
Preferred Stocks	267,475	—	—	267,475
Sovereign Government Bonds	—	5,732,855	—	5,732,855
Taxable Municipal Obligations	—	1,786,806	—	1,786,806
U.S. Government Agencies and Instrumentalities	—	321,317	—	321,317
U.S. Government Agency Mortgage-Backed Securities	—	141,794,569	—	141,794,569
U.S. Treasury Obligations	—	276,721,368	—	276,721,368
Short-Term Investments:
Affiliated Fund	17,004,514	—	—	17,004,514
Securities Lending Collateral	1,432,130	—	—	1,432,130
Purchased Call Options	69,094	—	—	69,094
Total Investments	$18,773,213	$731,347,839	$ —	$750,121,052
Futures Contracts	$ 1,202	$ —	$ —	$ 1,202
Total	$18,774,415	$731,347,839	$ —	$750,122,254
Liability Description
Futures Contracts	$ (1,300,915)	$ —	$ —	$ (1,300,915)
Total	$ (1,300,915)	$ —	$ —	$ (1,300,915)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
23

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

E  Options Contracts— Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended September 30, 2023, the investment advisory fee amounted to $1,135,753.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $17,446 relating to the Fund’s investment in the Liquidity Fund.
24

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.74%, 0.49% and 0.46% for Class A, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $371,506.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $454,301.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $120,407 for Class A shares.
The Fund was informed that EVD received $10,965 as its portion of the sales charge on sales of Class A shares and no contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2023.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $15,213 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $369,604,241 and $124,673,942, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $1,100,973,739 and $822,377,333, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$14,950,033	$2,791,091
Long-term capital gains	$ —	$3,707,576
During the year ended September 30, 2023, accumulated loss was decreased by $1,400 and paid-in capital was decreased by $1,400 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
25

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (20,124,089)
Net unrealized depreciation	(25,468,269)
Distributions payable	(8,832)
Accumulated loss	$(45,601,190)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $20,124,089 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $12,837,181 are short-term and $7,286,908 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$775,520,226
Gross unrealized appreciation	$ 588,782
Gross unrealized depreciation	(26,057,051)
Net unrealized depreciation	$ (25,468,269)
5  Financial Instruments
A summary of futures contracts and options contracts outstanding at September 30, 2023 is included in the Schedule of Investments.
During the year ended September 30, 2023, the Fund used futures contracts and options on futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$ 1,202(1)	$ (1,300,915)(1)
Purchased options	Investments in securities of unaffiliated issuers, at value	69,094	—
Total		$70,296	$(1,300,915)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
26

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2023 was as follows:
Statement of Operations Caption	Interest rate
Net realized gain (loss):
Futures contracts	$ (2,951,573)
Total	$(2,951,573)
Change in unrealized appreciation (depreciation):
Investment securities(1)	$ 1,847
Futures contracts	(680,047)
Total	$ (678,200)

(1)	Relates to purchased options.
The average notional cost of futures contracts outstanding during the year ended September 30, 2023, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short
$46,520,000	$6,289,000
The average number of purchased options contracts outstanding during the year ended September 30, 2023, which is indicative of the volume of this derivative type, was 10 contracts.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan, including accrued interest, was $4,804,246 and the total value of collateral received was $4,903,010, comprised of cash of $1,432,130 and U.S. government and/or agencies securities of $3,470,880.
27

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$1,432,130	$ —	$ —	$ —	$1,432,130
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund's investment in the Notes and in issuers and funds that may be deemed to be affiliated was $18,328,329, which represents 2.8% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$ 189,873	$ —	$ (191,000)	$ —	$ 1,127	$ —	$ 261	$ —
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	635,861	—	(640,000)	4,393	(256)	—	914	—
Series 2017-CLS, Class D, 4.218%, (1 mo. USD LIBOR + 1.40%), 11/15/34	1,101,652	—	(1,110,000)	13,795	(5,452)	—	1,825	—
Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36	1,216,422	—	(123,132)	—	(16,707)	1,077,242	82,013	1,117,961
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	232,190	—	—	—	14,383	246,573	3,750	250,000
28

Calvert
Core Bond Fund
September 30, 2023
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Short-Term Investments
Liquidity Fund	$9,608,995	$286,704,874	$(279,309,355)	$ —	$ —	$ 17,004,514	$ 521,320	17,004,514
Total				$18,188	$ (6,905)	$18,328,329	$610,083

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,810,561	$ 28,483,404	756,941	$ 13,071,927
Reinvestment of distributions	105,364	1,656,891	158,443	2,874,105
Shares redeemed	(775,109)	(12,199,908)	(748,901)	(13,167,375)
Net increase	1,140,816	$ 17,940,387	166,483	$ 2,778,657
Class I
Shares sold	35,769,030	$ 566,118,084	7,981,369	$ 135,341,110
Reinvestment of distributions	840,411	13,207,704	197,200	3,480,572
Shares redeemed	(6,474,694)	(101,978,513)	(1,846,851)	(31,577,681)
Net increase	30,134,747	$ 477,347,275	6,331,718	$107,244,001
Class R6(1)
Shares sold	3,166	$ 50,000	—	$ —
Reinvestment of distributions	36	553	—	—
Net increase	3,202	$ 50,553	—	$ —

(1)	For the period from the commencement of operations, June 30, 2023, to September 30, 2023.
29

Calvert
Core Bond Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Core Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Core Bond Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
30

Calvert
Core Bond Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $22,344, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 95.61% of distributions from net investment income as a 163(j) interest dividend.
31

Calvert
Core Bond Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
32

Calvert
Core Bond Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Core Bond Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of the Fund’s peer universe for the one-, three- and five-year periods ended December 31, 2022. This performance data also indicated that the Fund had underperformed its benchmark index for the one-year period ended December 31, 2022, while it had outperformed the benchmark index for the three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
33

Calvert
Core Bond Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each below of the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
34

Calvert
Core Bond Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
Core Bond Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
36

Calvert
Core Bond Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

38

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
40

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24181     9.30.23

Calvert
Short Duration Income Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
Short Duration Income Fund

Calvert
Short Duration Income Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended September 30, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were strongly positive during the period -- buoyed in part by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, a majority of economists and market observers seemed to be coming around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the economy in for a soft landing without a recession.
One cloud that hung over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final two months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer.
Against the backdrop of the Fed’s aggressive monetary tightening campaign, U.S. Treasurys were the worst-performing major fixed-income asset class during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg Asset-Backed Securities Index returning 2.81%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.17% during the period. As the Fed lowered its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led prices to fall and the asset class to deliver negative returns.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Short Duration Income Fund (the Fund) returned 5.15% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg 1-5 Year U.S. Credit Index (the Index), which returned 3.72%.
Security selections within investment-grade corporate securities were the leading contributor to returns relative to the Index during the period. Sector allocations, especially out-of-Index allocations to high yield corporate bonds, asset-backed securities, and mortgage-backed securities, also contributed to relative returns during the period. An underweight exposure to government-related securities further enhanced relative returns.
The Fund’s slightly shorter-than-Index duration had a substantial positive impact as well.
In contrast, while sector allocations overall were positive, out-of-Index allocations to U.S. Treasurys, and an underweight exposure to investment-grade corporate securities detracted from returns relative to the Index during the period.
The Fund’s use of derivatives had a slight positive impact on total returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Short Duration Income Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	5.15%	1.84%	1.64%
Class A with 2.25% Maximum Sales Charge	—	—	2.81	1.39	1.41
Class C at NAV	10/01/2002	01/31/2002	4.37	1.08	1.04
Class C with 1% Maximum Deferred Sales Charge	—	—	3.37	1.08	1.04
Class I at NAV	04/21/2006	01/31/2002	5.40	2.10	2.01
Class R6 at NAV	02/01/2019	01/31/2002	5.46	2.15	2.03

Bloomberg 1-5 Year U.S. Credit Index	—	—	3.72%	1.60%	1.67%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
	0.76%	1.51%	0.51%	0.44%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2013	$11,091	N.A.
Class I, at minimum investment	$1,000,000	09/30/2013	$1,220,095	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$6,115,645	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Short Duration Income Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of net assets)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Short Duration Income Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Short Duration Income Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,013.30	$3.84 **	0.76%
Class C	$1,000.00	$1,008.90	$7.60 **	1.51%
Class I	$1,000.00	$1,014.00	$2.57 **	0.51%
Class R6	$1,000.00	$1,014.30	$2.27 **	0.45%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.26	$3.85 **	0.76%
Class C	$1,000.00	$1,017.50	$7.64 **	1.51%
Class I	$1,000.00	$1,022.51	$2.59 **	0.51%
Class R6	$1,000.00	$1,022.81	$2.28 **	0.45%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments

Asset-Backed Securities — 21.9%

Security	Principal Amount (000's omitted)	Value
Amur Equipment Finance Receivables IX, LLC, Series 2021-1A, Class A2, 0.75%, 11/20/26(1)	$775	$ 760,623
Avant Credit Card Master Trust, Series 21-1A, Class A, 1.37%, 4/15/27(1)	5,800	5,389,500
BHG Securitization Trust:
Series 2021-B, Class A, 0.90%, 10/17/34(1)	1,764	1,696,689
Series 2021-B, Class B, 1.67%, 10/17/34(1)	4,500	4,010,283
Series 2022-B, Class A, 3.75%, 6/18/35(1)	934	926,651
Business Jet Securities, LLC, Series 2020-1A, Class A, 2.981%, 11/15/35(1)	1,302	1,221,701
Chase Auto Credit Linked Notes, Series 2021-1, Class B, 0.875%, 9/25/28(1)	2,255	2,200,667
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	10,167	8,502,844
Cologix Data Centers US Issuer, LLC:
Series 2021-1A, Class A2, 3.30%, 12/26/51(1)	14,080	12,420,878
Series 2021-1A, Class B, 3.79%, 12/26/51(1)	12,235	10,630,063
Conn's Receivables Funding, LLC:
Series 2021-A, Class C, 4.59%, 5/15/26(1)	4,882	4,870,846
Series 2022-A, Class B, 9.52%, 12/15/26(1)	5,093	5,114,643
Series 2022-A, Class C, 0.00%, 12/15/26(1)	9,400	8,027,948
Consumer Loan Underlying Bond (CLUB) Credit Trust, Series 2020-P1, Class C, 4.61%, 3/15/28(1)	409	405,853
DataBank Issuer, Series 2021-2A, Class A2, 2.40%, 10/25/51(1)	6,085	5,250,835
Diamond Infrastructure Funding, LLC:
Series 2021-1A, Class A, 1.76%, 4/15/49(1)	5,250	4,494,150
Series 2021-1A, Class B, 2.355%, 4/15/49(1)	3,000	2,551,769
Series 2021-1A, Class C, 3.475%, 4/15/49(1)	1,499	1,304,584
Diamond Issuer, Series 2021-1A, Class A, 2.305%, 11/20/51(1)	13,011	11,096,011
Driven Brands Funding, LLC:
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	8,314	8,031,031
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	6,223	5,695,716
Enterprise Fleet Financing, LLC, Series 2023-1, Class A2, 5.51%, 1/22/29(1)	11,545	11,454,733
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/25/49(1)	5,465	5,255,674
Series 2019-1A, Class B, 4.14%, 7/25/49(1)	5,431	5,213,696
Series 2019-1A, Class C, 5.219%, 7/25/49(1)	2,000	1,899,238
FMC GMSR Issuer Trust:
Series 2021-GT1, Class A, 3.62%, 7/25/26(1)(2)	6,835	5,620,904
Series 2021-GT2, Class A, 3.85%, 10/25/26(1)(2)	7,670	6,312,909
Series 2022-GT1, Class A, 6.19%, 4/25/27(1)	4,447	4,134,795
GoodLeap Sustainable Home Solutions Trust:
Series 2021-5CS, Class A, 2.31%, 10/20/48(1)	1,605	1,210,801
Series 2022-2CS, Class A, 4.00%, 4/20/49(1)	9,352	8,044,658
Hardee's Funding, LLC, Series 2020-1A, Class A2, 3.981%, 12/20/50(1)	4,736	3,997,766
Security	Principal Amount (000's omitted)	Value
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	$3,461	$ 3,011,177
Horizon Aircraft Finance III, Ltd., Series 2019-2, Class A, 3.425%, 11/15/39(1)	3,878	3,068,349
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	1,523	1,479,031
Series 2021-3, Class B, 0.76%, 2/26/29(1)	1,830	1,750,600
Series 2021-3, Class C, 0.86%, 2/26/29(1)	840	803,163
Series 2021-3, Class D, 1.009%, 2/26/29(1)	815	775,479
Series 2021-3, Class E, 2.102%, 2/26/29(1)	520	494,199
LAD Auto Receivables Trust:
Series 2022-1A, Class A, 5.21%, 6/15/27(1)	4,973	4,936,555
Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	3,480	3,472,199
Series 2023-2A, Class A2, 5.93%, 6/15/27(1)	3,591	3,582,223
Lendingpoint Asset Securitization Trust, Series 2022-B, Class A, 4.77%, 10/15/29(1)	1,689	1,668,719
LL ABS Trust:
Series 2021-1A, Class A, 1.07%, 5/15/29(1)	449	441,559
Series 2022-1A, Class A, 3.76%, 11/15/29(1)	1,880	1,863,115
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	700	499,743
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	540	123,006
Marlette Funding Trust:
Series 2019-4A, Class C, 3.76%, 12/17/29(1)	672	666,564
Series 2023-1A, Class B, 6.50%, 4/15/33(1)	16,500	16,453,361
Series 2023-3A, Class B, 6.71%, 9/15/33(1)	9,500	9,489,754
Mosaic Solar Loan Trust:
Series 2018-1A, Class B, 2.00%, 6/22/43(1)	3,338	2,774,027
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	1,959	1,692,994
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	708	605,282
Series 2020-2A, Class A, 1.44%, 8/20/46(1)	3,552	2,870,283
Series 2020-2A, Class B, 2.21%, 8/20/46(1)	2,714	2,112,850
Series 2021-1A, Class B, 2.05%, 12/20/46(1)	3,642	2,759,876
Series 2021-3A, Class A, 1.44%, 6/20/52(1)	5,275	4,076,034
Series 2022-2A, Class C, 5.95%, 1/21/53(1)	9,530	8,342,667
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	382	351,582
Neighborly Issuer, LLC, Series 2021-1A, Class A2, 3.584%, 4/30/51(1)	6,647	5,568,299
Newtek Small Business Loan Trust, Series 2023-1, Class A, 8.00%, (USD Prime - 0.50%), 7/25/50(1)(3)	7,217	7,208,528
NRZ Excess Spread-Collateralized Notes:
Series 2021-FHT1, Class A, 3.104%, 7/25/26(1)	1,059	947,519
Series 2021-GNT1, Class A, 3.474%, 11/25/26(1)	9,968	8,990,303
Octane Receivables Trust:
Series 2022-1, Class A2, 4.18%, 3/20/28(1)	3,014	2,969,757
Series 2023-1A, Class A, 5.87%, 5/21/29(1)	3,389	3,377,836
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	1,387	1,374,367
Oportun Issuance Trust:
Series 2021-B, Class A, 1.47%, 5/8/31(1)	2,279	2,082,393
Series 2021-B, Class B, 1.96%, 5/8/31(1)	2,687	2,444,416

7
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Oportun Issuance Trust: (continued)
Series 2021-C, Class A, 2.18%, 10/8/31(1)	$16,430	$ 14,952,831
Series 2021-C, Class B, 2.67%, 10/8/31(1)	11,238	10,106,777
Series 2022-2, Class A, 5.94%, 10/9/29(1)	1,237	1,233,574
Series 2022-3, Class B, 8.533%, 1/8/30(1)	6,090	6,151,571
Pagaya AI Debt Selection Trust:
Series 2021-2, 3.00%, 1/25/29(1)	2,258	2,181,690
Series 2021-3, Class A, 1.15%, 5/15/29(1)	677	674,769
Series 2021-3, Class B, 1.74%, 5/15/29(1)	14,249	13,924,570
Series 2021-3, Class C, 3.27%, 5/15/29(1)	3,250	2,814,497
Series 2021-5, Class B, 2.63%, 8/15/29(1)	8,642	8,336,609
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	2,344	2,258,064
Planet Fitness Master Issuer, LLC, Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	3,385	3,253,999
Prodigy Finance CM DAC, Series 2021-1A, Class A, 6.684%, (1 mo. SOFR + 1.364%), 7/25/51(1)(3)	1,092	1,082,093
Purchasing Power Funding, LLC, Series 2021-A, Class A, 1.57%, 10/15/25(1)	895	891,477
Reach ABS Trust, Series 2023-1A, Class B, 7.33%, 2/18/31(1)	5,000	4,992,306
Retained Vantage Data Centers Issuer, LLC, Series 2023-1A, Class A2A, 5.00%, 9/15/48(1)	10,490	9,477,306
ServiceMaster Funding, LLC, Series 2020-1, Class A2I, 2.841%, 1/30/51(1)	3,012	2,554,869
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	13,715	12,574,137
SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, 5/15/31(1)	1,794	1,790,182
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	11,364	10,322,525
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	12,666	12,544,646
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,720	2,608,724
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	1,470	1,335,640
Sunnova Helios II Issuer, LLC, Series 2021-B, Class B, 2.01%, 7/20/48(1)	7,605	6,127,286
Sunnova Helios IV Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	2,851	2,540,242
Sunnova Helios IX Issuer, LLC, Series 2022-B, Class A, 5.00%, 8/20/49(1)	3,783	3,551,217
Sunnova Helios V Issuer, LLC:
Series 2021-A, Class A, 1.80%, 2/20/48(1)	1,035	871,735
Series 2021-A, Class B, 3.15%, 2/20/48(1)	2,288	1,785,565
Sunnova Helios X Issuer, LLC, Series 2022-C, Class B, 5.60%, 11/22/49(1)	5,785	5,412,989
Sunnova Sol II Issuer, LLC, Series 2020-2A, Class B, 5.47%, 11/1/55(1)	7,845	6,228,409
Sunrun Demeter Issuer, LLC, Series 2021-2A, Class A, 2.27%, 1/30/57(1)	1,820	1,442,342
Theorem Funding Trust:
Series 2021-1A, Class B, 1.84%, 12/15/27(1)	4,986	4,898,893
Series 2022-1A, Class A, 1.85%, 2/15/28(1)	1,166	1,155,327
Security	Principal Amount (000's omitted)	Value
Theorem Funding Trust: (continued)
Series 2022-3A, Class A, 7.60%, 4/15/29(1)	$2,420	$ 2,432,666
Upstart Securitization Trust:
Series 2020-1, Class C, 4.899%, 4/22/30(1)	2,520	2,498,495
Series 2020-3, Class C, 6.25%, 11/20/30(1)	3,462	3,442,123
Series 2021-2, Class B, 1.75%, 6/20/31(1)	2,053	2,028,410
Series 2021-3, Class A, 0.83%, 7/20/31(1)	80	79,419
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	5,582	5,423,153
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	10,045	8,414,477
Series 2021-1A, Class A2, 2.165%, 10/15/46(1)	3,661	3,208,610
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	6,372	5,004,443
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	628	507,275
Series 2020-A, Class C, 6.657%, 3/15/45(1)	869	627,112
Total Asset-Backed Securities (identified cost $508,687,188)		$ 466,619,312

Collateralized Mortgage Obligations — 4.6%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 7.065%, (30-day average SOFR + 1.75%), 3/25/31(1)(3)	$62	$ 62,478
Series 2021-1A, Class M1B, 7.515%, (30-day average SOFR + 2.20%), 3/25/31(1)(3)	2,360	2,376,305
Series 2021-1A, Class M1C, 8.265%, (30-day average SOFR + 2.95%), 3/25/31(1)(3)	670	682,872
Series 2021-2A, Class M1A, 6.515%, (30-day average SOFR + 1.20%), 6/25/31(1)(3)	1,846	1,846,629
Series 2021-2A, Class M1B, 6.815%, (30-day average SOFR + 1.50%), 6/25/31(1)(3)	4,750	4,752,498
Series 2021-3A, Class A2, 6.315%, (30-day average SOFR + 1.00%), 9/25/31(1)(3)	5,245	5,202,569
Series 2021-3A, Class M1A, 6.315%, (30-day average SOFR + 1.00%), 9/25/31(1)(3)	1,792	1,795,800
CHNGE Mortgage Trust, Series 2023-4, Class A1, 7.573% to 8/25/26, 9/25/58(1)(4)	5,582	5,611,675
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA4, Class M2, 7.379%, (30-day average SOFR + 2.064%), 10/25/49(1)(3)	101	100,928
Series 2019-HQA4, Class B1, 8.379%, (30-day average SOFR + 3.064%), 11/25/49(1)(3)	2,674	2,754,749
Series 2020-HQA2, Class B1, 9.529%, (30-day average SOFR + 4.214%), 3/25/50(1)(3)	5,335	5,817,920
Series 2021-DNA3, Class M1, 6.065%, (30-day average SOFR + 0.75%), 10/25/33(1)(3)	795	794,371
Series 2022-DNA2, Class M1A, 6.615%, (30-day average SOFR + 1.30%), 2/25/42(1)(3)	4,389	4,388,088

8
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2018-R07, Class 1M2, 7.829%, (30-day average SOFR + 2.514%), 4/25/31(1)(3)	$224	$ 225,592
Series 2019-R05, Class 1B1, 9.529%, (30-day average SOFR + 4.214%), 7/25/39(1)(3)	2,523	2,617,278
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(3)	11,472	11,783,950
Series 2019-R07, Class 1B1, 8.829%, (30-day average SOFR + 3.514%), 10/25/39(1)(3)	9,350	9,558,069
Series 2020-R02, Class 2B1, 8.429%, (30-day average SOFR + 3.114%), 1/25/40(1)(3)	6,160	6,228,048
Series 2021-R01, Class 1B2, 11.315%, (30-day average SOFR + 6.00%), 10/25/41(1)(3)	3,995	4,063,416
Home Re, Ltd.:
Series 2021-1, Class M1C, 7.734%, (30-day average SOFR + 2.414%), 7/25/33(1)(3)	3,576	3,598,626
Series 2021-1, Class M2, 8.284%, (30-day average SOFR + 2.964%), 7/25/33(1)(3)	3,500	3,510,045
JPMorgan Mortgage Trust, Series 2023-HE2, Class A1, 7.016%, (30-day average SOFR + 1.70%), 3/25/54(1)(3)	6,036	6,036,000
LHOME Mortgage Trust, Series 2023-RTL3, Class A1, 8.00%, 8/25/28(1)(2)	2,500	2,500,433
PNMAC GMSR Issuer Trust:
Series 2022-FT1, Class A, 9.505%, (30-day average SOFR + 4.19%), 6/25/27(1)(3)	1,000	1,001,612
Series 2022-GT1, Class A, 9.565%, (30-day average SOFR + 4.25%), 5/25/27(1)(3)	4,820	4,833,281
Preston Ridge Partners Mortgage:
Series 2021-RPL1, Class A1, 1.319% to 8/25/24, 7/25/51(1)(4)	2,743	2,402,385
Series 2021-RPL2, Class A1, 1.455%, 10/25/51(1)(2)	1,707	1,492,801
RESIMAC Premier Trust, Series 2020-1A, Class A1A, 6.492%, (1 mo. SOFR + 1.16%), 2/7/52(1)(3)	818	818,782
Total Collateralized Mortgage Obligations (identified cost $96,066,444)		$ 96,857,200

Commercial Mortgage-Backed Securities — 8.6%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(2)	$10,820	$ 6,771,472
Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(2)	6,285	2,079,262
BPR Trust, Series 2022-SSP, Class A, 8.332%, (1 mo. SOFR + 3.00%), 5/15/39(1)(3)	4,485	4,482,189
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 6.367%, (1 mo. SOFR + 1.034%), 10/15/36(1)(3)	18,945	18,897,302
Series 2019-XL, Class B, 6.527%, (1 mo. SOFR + 1.194%), 10/15/36(1)(3)	10,595	10,532,920
Series 2021-VOLT, Class B, 6.397%, (1 mo. SOFR + 1.064%), 9/15/36(1)(3)	10,284	9,954,114
Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust: (continued)
Series 2021-VOLT, Class C, 6.547%, (1 mo. SOFR + 1.214%), 9/15/36(1)(3)	$3,122	$ 3,005,091
Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(3)	9,322	8,912,263
Credit Suisse Mortgage Trust, Series 2018-SITE, Class C, 4.941%, 4/15/36(1)(2)	5,000	4,835,748
CSMC:
Series 2018-SITE, Class A, 4.284%, 4/15/36(1)	4,875	4,764,671
Series 2021-4SZN, Class A, 9.30%, (1 mo. SOFR + 3.967%), 11/15/23(1)(3)	6,457	6,262,974
Series 2021-BPNY, Class A, 9.162%, (1 mo. SOFR + 3.829%), 8/15/26(1)(3)	1,840	1,616,570
Series 2022-CNTR, Class A, 9.277%, (1 mo. SOFR + 3.944%), 1/15/24(1)(3)	1,014	871,444
Series 2022-NWPT, Class A, 8.475%, (1 mo. SOFR + 3.143%), 9/9/24(1)(3)	5,027	5,080,427
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.527%, (1 mo. SOFR + 1.194%), 7/15/38(1)(3)	3,616	3,588,462
Series 2021-ESH, Class B, 6.827%, (1 mo. SOFR + 1.49%), 7/15/38(1)(3)	3,229	3,193,232
Series 2021-ESH, Class C, 7.147%, (1 mo. SOFR + 1.814%), 7/15/38(1)(3)	5,845	5,765,711
Series 2021-ESH, Class D, 7.697%, (1 mo. SOFR + 2.36%), 7/15/38(1)(3)	3,252	3,204,367
Federal National Mortgage Association, Series 2017-M13, Class A2, 3.029%, 9/25/27(2)	4,295	3,961,174
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 8.679%, (30-day average SOFR + 3.364%), 10/25/49(1)(3)	2,934	2,868,714
Series 2020-01, Class M10, 9.179%, (30-day average SOFR + 3.864%), 3/25/50(1)(3)	3,537	3,459,254
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.529%, (1 mo. SOFR + 1.197%), 5/15/38(1)(3)	17,728	17,609,004
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	4,200	615,195
Series 2014-DSTY, Class C, 3.931%, 6/10/27(1)(2)	1,920	130,637
Med Trust, Series 2021-MDLN, Class C, 7.247%, (1 mo. SOFR + 1.91%), 11/15/38(1)(3)	10,952	10,647,581
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36(1)(3)(5)	11,660	11,235,281
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 7.518%, (1 mo. SOFR + 2.186%), 5/15/37(1)(3)	2,250	2,200,050
VMC Finance, LLC:
Series 2021-HT1, Class A, 7.095%, (1 mo. SOFR + 1.764%), 1/18/37(1)(3)	18,103	17,712,197
Series 2021-HT1, Class B, 9.945%, (1 mo. SOFR + 4.614%), 1/18/37(1)(3)	9,712	9,212,096
Total Commercial Mortgage-Backed Securities (identified cost $199,735,168)		$ 183,469,402

9
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Corporate Bonds — 41.3%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.7%
Celanese U.S. Holdings, LLC, 6.35%, 11/15/28	$14,034	$ 13,864,830
		$ 13,864,830
Communications — 1.0%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/28(1)	$2,733	$ 2,484,934
5.125%, 5/1/27(1)	10,390	9,691,389
Nokia Oyj, 4.375%, 6/12/27	4,118	3,816,870
Sprint, LLC:
7.125%, 6/15/24	2,125	2,139,765
7.625%, 3/1/26	4,000	4,113,972
		$ 22,246,930
Consumer, Cyclical — 5.1%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd., 5.50%, 4/20/26(1)	$10,219	$ 9,989,611
Aptiv PLC/Aptiv Corp., 2.396%, 2/18/25	10,692	10,177,559
Brunswick Corp., 0.85%, 8/18/24	7,728	7,372,283
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	6,394	6,213,488
4.75%, 10/20/28(1)	10,953	10,413,150
Ford Motor Credit Co., LLC, 7.35%, 11/4/27	6,379	6,520,398
General Motors Financial Co., Inc.:
4.30%, 4/6/29	4,163	3,736,847
5.80%, 6/23/28	8,255	8,069,131
5.85%, 4/6/30(6)	4,235	4,059,291
6.579%, (SOFR + 1.30%), 4/7/25(3)	5,092	5,103,920
Hyundai Capital America:
5.68%, 6/26/28(1)	7,000	6,847,861
5.80%, 6/26/25(1)	7,040	7,013,149
Lithia Motors, Inc., 4.625%, 12/15/27(1)	3,500	3,199,682
Nordstrom, Inc., 2.30%, 4/8/24	3,428	3,359,886
WarnerMedia Holdings, Inc., 3.755%, 3/15/27	17,500	16,163,918
		$ 108,240,174
Consumer, Non-cyclical — 1.4%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	$8,545	$ 7,777,488
4.25%, 11/1/29(1)	3,000	2,658,682
Centene Corp., 4.25%, 12/15/27(6)	15,882	14,655,354
CVS Pass-Through Trust, 6.036%, 12/10/28	835	826,027
Smithfield Foods, Inc., 2.625%, 9/13/31(1)	4,498	3,229,001
		$ 29,146,552
Financial — 28.1%
ABN AMRO Bank NV, 6.339% to 9/18/26, 9/18/27(1)(7)	$6,400	$ 6,386,739
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
1.65%, 10/29/24	$4,203	$ 3,999,580
1.75%, 10/29/24	7,000	6,675,760
AIB Group PLC, 6.608% to 9/13/28, 9/13/29(1)(7)	6,675	6,651,582
Ally Financial, Inc.:
3.875%, 5/21/24	9,687	9,508,614
6.992% to 6/13/28, 6/13/29(7)	8,007	7,839,917
American Assets Trust, L.P., 3.375%, 2/1/31	4,301	3,225,208
Assurant, Inc., 6.10%, 2/27/26	3,776	3,759,793
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	6,350	5,897,847
Aviation Capital Group, LLC:
6.25%, 4/15/28(1)	6,205	6,073,723
6.375%, 7/15/30(1)	6,300	6,106,153
Banco Santander S.A.:
4.175% to 3/24/27, 3/24/28(7)	1,000	923,812
5.147%, 8/18/25	10,200	9,988,939
5.294%, 8/18/27	6,000	5,804,529
5.588%, 8/8/28	4,600	4,502,245
6.921%, 8/8/33	3,400	3,253,348
Bank of America Corp.:
4.376% to 4/27/27, 4/27/28(7)	16,876	15,939,964
5.08% to 1/20/26, 1/20/27(7)	10,000	9,776,777
5.819% to 9/15/28, 9/15/29(7)	28,176	27,841,889
6.204% to 11/10/27, 11/10/28(7)	18,132	18,220,638
BNP Paribas S.A., 4.375%, 9/28/25(1)	3,000	2,888,507
CaixaBank S.A., 6.208% to 1/18/28, 1/18/29(1)(7)	8,154	7,983,384
Capital One Financial Corp., 3.75%, 7/28/26	14,222	13,191,748
Charles Schwab Corp. (The), 5.875%, 8/24/26	5,227	5,211,829
CI Financial Corp., 3.20%, 12/17/30	3,788	2,876,140
Citigroup, Inc.:
4.00% to 12/10/25(7)(8)	5,060	4,438,891
5.61% to 9/29/25, 9/29/26(7)	12,000	11,880,519
Credit Agricole S.A., 1.247% to 1/26/26, 1/26/27(1)(7)	10,700	9,561,229
Danske Bank A/S, 1.621% to 9/11/25, 9/11/26(1)(7)	4,647	4,235,302
Discover Bank, 5.974%, 8/9/28	5,732	5,250,295
DNB Bank ASA, 1.535% to 5/25/26, 5/25/27(1)(7)	5,000	4,417,222
EPR Properties, 4.50%, 6/1/27	12,800	11,467,216
Extra Space Storage L.P.:
3.90%, 4/1/29	2,650	2,382,408
5.70%, 4/1/28	1,612	1,594,623
F&G Annuities & Life, Inc., 7.40%, 1/13/28	15,421	15,406,454
Federation des Caisses Desjardins du Quebec, 4.40%, 8/23/25(1)	10,783	10,440,289
Fifth Third Bancorp, 6.339% to 7/27/28, 7/27/29(7)	9,434	9,324,561
GA Global Funding Trust:
2.25%, 1/6/27(1)	11,545	10,125,580
6.644%, (SOFR + 1.36%), 4/11/25(1)(3)	10,000	9,894,530
Goldman Sachs Group, Inc. (The), 2.64% to 2/24/27, 2/24/28(7)	17,120	15,272,036

10
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.375%, 6/15/26(1)	$13,807	$ 12,286,964
6.00%, 4/15/25(1)	6,656	6,483,866
HSBC Holdings PLC:
6.161% to 3/9/28, 3/9/29(7)	6,808	6,743,187
7.39% to 11/3/27, 11/3/28(7)	10,464	10,829,425
Huntington National Bank (The), 5.699% to 11/18/24, 11/18/25(7)	7,687	7,516,735
Intesa Sanpaolo SpA:
5.25%, 1/12/24	4,300	4,284,265
7.00%, 11/21/25(1)	8,178	8,280,922
Jefferies Financial Group, Inc., 5.875%, 7/21/28	6,129	6,001,755
JPMorgan Chase & Co.:
1.04% to 2/4/26, 2/4/27(7)	25,000	22,255,665
1.47% to 9/22/26, 9/22/27(7)	11,468	10,050,635
1.578% to 4/22/26, 4/22/27(7)	9,000	8,034,085
4.005% to 4/23/28, 4/23/29(7)	16,059	14,808,092
KeyBank N.A.:
4.15%, 8/8/25	6,600	6,218,028
5.85%, 11/15/27	5,155	4,905,397
KeyCorp, 4.789% to 6/1/32, 6/1/33(7)	2,250	1,876,826
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	3,984	3,245,844
Newmark Group, Inc., 6.125%, 11/15/23	14,113	14,100,369
OneMain Finance Corp.:
3.50%, 1/15/27	7,159	6,137,089
7.125%, 3/15/26	1,938	1,900,008
Radian Group, Inc.:
4.875%, 3/15/27	8,622	8,065,364
6.625%, 3/15/25	6,300	6,268,563
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(7)	5,400	4,897,277
Standard Chartered PLC, 1.822% to 11/23/24, 11/23/25(1)(7)	6,397	6,047,002
Stifel Financial Corp., 4.25%, 7/18/24	8,282	8,150,353
Swedbank AB:
5.337%, 9/20/27(1)	6,688	6,486,527
6.136%, 9/12/26(1)	11,147	11,107,698
Synchrony Bank:
5.40%, 8/22/25	2,775	2,675,668
5.625%, 8/23/27	970	905,963
Synchrony Financial, 4.875%, 6/13/25	1,561	1,497,205
Synovus Bank/Columbus, GA:
4.00% to 10/29/25, 10/29/30(7)	2,946	2,379,967
5.625%, 2/15/28	4,100	3,717,425
Texas Capital Bancshares, Inc., 4.00% to 5/6/26, 5/6/31(6)(7)	3,909	3,246,300
Truist Financial Corp., 6.047% to 6/8/26, 6/8/27(7)	16,795	16,618,140
U.S. Bancorp, 5.775% to 6/12/28, 6/12/29(7)	15,564	15,158,322
UBS Group AG:
4.703% to 8/5/26, 8/5/27(1)(7)	2,348	2,252,287
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
UBS Group AG: (continued)
6.327% to 12/22/26, 12/22/27(1)(7)	$10,000	$ 9,988,139
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(7)	13,997	12,828,797
		$ 598,469,974
Industrial — 2.1%
Berry Global, Inc., 5.50%, 4/15/28(1)	$2,590	$ 2,503,669
Mohawk Industries, Inc., 5.85%, 9/18/28(6)	6,875	6,827,638
Penske Truck Leasing Co., L.P./PTL Finance Corp.:
5.75%, 5/24/26(1)	4,175	4,115,677
5.875%, 11/15/27(1)	7,850	7,721,606
SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	3,800	3,747,198
TD SYNNEX Corp., 1.25%, 8/9/24	6,500	6,211,796
Teledyne Technologics, Inc., 0.95%, 4/1/24	14,000	13,631,003
		$ 44,758,587
Technology — 1.7%
Concentrix Corp.:
6.60%, 8/2/28	$11,333	$ 10,943,000
6.65%, 8/2/26	5,835	5,802,023
Kyndryl Holdings, Inc., 2.70%, 10/15/28	18,732	15,410,920
Marvell Technology, Inc., 5.75%, 2/15/29	4,254	4,216,752
		$ 36,372,695
Utilities — 1.2%
AES Corp. (The), 1.375%, 1/15/26	$7,000	$ 6,237,124
Enel Finance International N.V., 1.375%, 7/12/26(1)	14,665	12,958,259
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	779	748,701
Niagara Mohawk Power Corp., 4.278%, 12/15/28(1)	6,500	6,035,176
		$ 25,979,260
Total Corporate Bonds (identified cost $923,776,750)		$ 879,079,002

High Social Impact Investments — 0.2%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(9)(10)	$4,000	$ 3,945,160
Total High Social Impact Investments (identified cost $4,000,000)		$ 3,945,160

11
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Senior Floating-Rate Loans — 0.2%(11)

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.2%
CenturyLink, Inc., Term Loan, 7.681%, (SOFR + 2.25%), 3/15/27	$6,519	$ 4,659,328
Total Senior Floating-Rate Loans (identified cost $6,474,514)		$ 4,659,328

Taxable Municipal Obligations — 0.5%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.3%
California Health Facilities Financing Authority, (No Place Like Home Program):
Social Bonds, 2.02%, 6/1/24	$2,500	$ 2,442,450
Social Bonds, 2.211%, 6/1/25	4,450	4,222,783
		$ 6,665,233
Water and Sewer — 0.2%
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 1.597%, 9/1/25	$2,350	$ 2,187,592
San Diego County Water Authority, CA, Green Bonds, Series A, 0.743%, 5/1/25	1,500	1,397,085
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds:
1.982%, 11/1/23	700	698,033
2.082%, 11/1/24	375	361,601
(Escrowed to Maturity), 2.082%, 11/1/24	125	120,286
		$ 4,764,597
Total Taxable Municipal Obligations (identified cost $12,000,000)		$ 11,429,830

U.S. Government Agency Mortgage-Backed Securities — 4.6%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
5.00%, 30-Year, TBA(12)	$48,900	$ 46,158,955
5.50%, 30-Year, TBA(12)	5,500	5,317,815
6.00%, 30-Year, TBA(12)	45,700	45,123,371
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $97,985,293)		$ 96,600,141

U.S. Treasury Obligations — 18.5%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Floating Rate Notes:
5.44%, (3 mo. USTMMR + 0.037%), 7/31/24(3)	$79,000	$ 79,020,492
5.572%, (3 mo. USTMMR + 0.17%), 4/30/25(3)	10,400	10,405,232
U.S. Treasury Notes:
4.125%, 7/31/28	61,212	59,896,898
4.25%, 5/31/25	10,000	9,852,344
4.25%, 10/15/25	173,000	170,317,149
4.375%, 8/15/26	10,080	9,955,575
4.375%, 8/31/28	15,170	15,020,670
4.50%, 7/15/26	4,600	4,557,953
4.625%, 9/15/26	28,748	28,608,752
5.00%, 8/31/25	5,600	5,589,062
Total U.S. Treasury Obligations (identified cost $396,288,343)		$ 393,224,127

Short-Term Investments — 3.2%
Affiliated Fund — 2.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(13)	53,606,159	$ 53,606,159
Total Affiliated Fund (identified cost $53,606,159)		$ 53,606,159
Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(14)	15,147,475	$ 15,147,475
Total Securities Lending Collateral (identified cost $15,147,475)		$ 15,147,475
Total Short-Term Investments (identified cost $68,753,634)		$ 68,753,634
Total Investments — 103.6% (identified cost $2,313,767,334)		$2,204,637,136
Other Assets, Less Liabilities — (3.6)%		$ (76,498,098)
Net Assets — 100.0%		$ 2,128,139,038

12
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $1,020,003,594 or 47.9% of the Fund's net assets.
(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2023.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2023.
(5)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(6)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $20,720,548.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	May be deemed to be an affiliated company (see Note 8).
(10)	Restricted security. Total market value of restricted securities amounts to $3,945,160, which represents 0.2% of the net assets of the Fund as of September 30, 2023.
(11)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(12)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(13)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(14)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	1,827	Long	12/29/23	$ 370,352,884	$(1,005,800)
U.S. 5-Year Treasury Note	144	Long	12/29/23	15,171,750	(54,055)
U.S. Ultra 10-Year Treasury Note	(973)	Short	12/19/23	(108,550,313)	3,442,758
					$ 2,382,903
Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$4,000,000

Abbreviations:
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced
USTMMR	– U.S. Treasury Money Market Rate

Currency Abbreviations:
USD	– United States Dollar
13
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,244,501,209) - including $20,720,548 of securities on loan	$ 2,135,850,536
Investments in securities of affiliated issuers, at value (identified cost $69,266,125)	68,786,600
Cash	84,267
Deposits at broker for futures contracts	2,953,000
Deposits for forward commitment securities	673,000
Receivable for investments sold	10,490,404
Receivable for capital shares sold	30,861,025
Interest receivable	16,654,135
Dividends and interest receivable - affiliated	349,410
Securities lending income receivable	25,951
Tax reclaims receivable	68,965
Trustees' deferred compensation plan	1,097,226
Total assets	$2,267,894,519
Liabilities
Payable for variation margin on open futures contracts	$ 14,005
Payable for investments purchased	18,873,708
Payable for when-issued/delayed delivery/forward commitment securities	98,153,028
Payable for capital shares redeemed	4,342,991
Distributions payable	882,118
Deposits for securities loaned	15,147,475
Payable to affiliates:
Investment advisory fee	469,182
Administrative fee	206,810
Distribution and service fees	57,671
Sub-transfer agency fee	12,766
Trustees' deferred compensation plan	1,097,226
Other	27,115
Accrued expenses	471,386
Total liabilities	$ 139,755,481
Net Assets	$2,128,139,038
Sources of Net Assets
Paid-in capital	$ 2,315,814,241
Accumulated loss	(187,675,203)
Net Assets	$2,128,139,038
Class A Shares
Net Assets	$ 232,643,469
Shares Outstanding	15,364,683
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.14
Maximum Offering Price Per Share (100 ÷ 97.75 of net asset value per share)	$ 15.49
Class C Shares
Net Assets	$ 11,701,776
Shares Outstanding	775,808
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 15.08
14
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 1,670,416,159
Shares Outstanding	109,577,947
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.24
Class R6 Shares
Net Assets	$ 213,377,634
Shares Outstanding	13,997,806
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 15.24

On sales of $100,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
15
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income	$ 95,313
Dividend income - affiliated issuers	2,285,399
Interest and other income	94,022,483
Interest income - affiliated issuers	890,353
Securities lending income, net	117,954
Total investment income	$ 97,411,502
Expenses
Investment advisory fee	$ 6,125,244
Administrative fee	2,656,470
Distribution and service fees:
Class A	611,625
Class C	134,743
Trustees' fees and expenses	148,214
Custodian fees	45,854
Transfer agency fees and expenses	1,452,774
Accounting fees	429,206
Professional fees	122,956
Registration fees	116,878
Reports to shareholders	116,363
Miscellaneous	118,630
Total expenses	$ 12,078,957
Waiver and/or reimbursement of expenses by affiliates	$ (213,414)
Net expenses	$ 11,865,543
Net investment income	$ 85,545,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (64,026,759)
Investment securities - affiliated issuers	12,865
Futures contracts	4,787,256
Net realized loss	$ (59,226,638)
Change in unrealized appreciation (depreciation):
Investment securities	$ 96,710,610
Investment securities - affiliated issuers	300,844
Futures contracts	(4,498,599)
Net change in unrealized appreciation (depreciation)	$ 92,512,855
Net realized and unrealized gain	$ 33,286,217
Net increase in net assets from operations	$118,832,176
16
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 85,545,959	$ 51,036,772
Net realized loss	(59,226,638)	(13,939,994)
Net change in unrealized appreciation (depreciation)	92,512,855	(216,994,807)
Net increase (decrease) in net assets from operations	$ 118,832,176	$ (179,898,029)
Distributions to shareholders:
Class A	$ (9,011,417)	$ (7,159,231)
Class C	(392,857)	(358,445)
Class I	(68,240,543)	(56,270,476)
Class R6	(8,684,264)	(4,538,867)
Total distributions to shareholders	$ (86,329,081)	$ (68,327,019)
Capital share transactions:
Class A	$ (31,763,776)	$ (13,310,965)
Class C	(4,152,735)	(5,345,187)
Class I	(261,503,616)	180,322,501
Class R6	(12,111,139)	122,012,212
Net increase (decrease) in net assets from capital share transactions	$ (309,531,266)	$ 283,678,561
Net increase (decrease) in net assets	$ (277,028,171)	$ 35,453,513
Net Assets
At beginning of year	$ 2,405,167,209	$ 2,369,713,696
At end of year	$2,128,139,038	$2,405,167,209
17
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.94	$ 16.47	$ 16.21	$ 16.13	$ 15.83
Income (Loss) From Operations
Net investment income(1)	$ 0.55	$ 0.28	$ 0.26	$ 0.35	$ 0.45
Net realized and unrealized gain (loss)	0.21	(1.41)	0.36	0.09	0.32
Total income (loss) from operations	$ 0.76	$ (1.13)	$ 0.62	$ 0.44	$ 0.77
Less Distributions
From net investment income	$ (0.56)	$ (0.29)	$ (0.27)	$ (0.36)	$ (0.47)
From net realized gain	—	(0.11)	(0.09)	—	—
Total distributions	$ (0.56)	$ (0.40)	$ (0.36)	$ (0.36)	$ (0.47)
Net asset value — End of year	$ 15.14	$ 14.94	$ 16.47	$ 16.21	$ 16.13
Total Return(2)	5.15%	(6.99)%	3.87%	2.80%	4.94%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$232,643	$260,829	$301,929	$266,758	$251,080
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.77%	0.76%	0.76%	0.77%	0.81%
Net expenses	0.76% (4)	0.76% (4)	0.76%	0.76%	0.79%
Net investment income	3.65%	1.77%	1.57%	2.18%	2.80%
Portfolio Turnover	121% (5)	71% (5)	89% (5)	91% (5)	68%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 14.88	$ 16.40	$ 16.15	$ 16.07	$ 15.77
Income (Loss) From Operations
Net investment income(1)	$ 0.44	$ 0.16	$ 0.14	$ 0.23	$ 0.33
Net realized and unrealized gain (loss)	0.21	(1.40)	0.35	0.09	0.32
Total income (loss) from operations	$ 0.65	$ (1.24)	$ 0.49	$ 0.32	$ 0.65
Less Distributions
From net investment income	$ (0.45)	$ (0.17)	$ (0.15)	$ (0.24)	$ (0.35)
From net realized gain	—	(0.11)	(0.09)	—	—
Total distributions	$ (0.45)	$ (0.28)	$ (0.24)	$ (0.24)	$ (0.35)
Net asset value — End of year	$ 15.08	$ 14.88	$ 16.40	$ 16.15	$ 16.07
Total Return(2)	4.37%	(7.67)%	3.04%	2.03%	4.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,702	$15,646	$22,935	$32,087	$48,326
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.52%	1.51%	1.51%	1.52%	1.57%
Net expenses	1.51% (4)	1.51% (4)	1.51%	1.51%	1.55%
Net investment income	2.88%	0.99%	0.85%	1.46%	2.06%
Portfolio Turnover	121% (5)	71% (5)	89% (5)	91% (5)	68%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
19
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 15.04	$ 16.58	$ 16.32	$ 16.24	$ 15.93
Income (Loss) From Operations
Net investment income(1)	$ 0.59	$ 0.32	$ 0.30	$ 0.39	$ 0.49
Net realized and unrealized gain (loss)	0.21	(1.42)	0.37	0.10	0.33
Total income (loss) from operations	$ 0.80	$ (1.10)	$ 0.67	$ 0.49	$ 0.82
Less Distributions
From net investment income	$ (0.60)	$ (0.33)	$ (0.32)	$ (0.41)	$ (0.51)
From net realized gain	—	(0.11)	(0.09)	—	—
Total distributions	$ (0.60)	$ (0.44)	$ (0.41)	$ (0.41)	$ (0.51)
Net asset value — End of year	$ 15.24	$ 15.04	$ 16.58	$ 16.32	$ 16.24
Total Return(2)	5.40%	(6.76)%	4.11%	3.05%	5.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,670,416	$1,906,319	$1,928,347	$1,349,828	$1,298,581
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.52%	0.51%	0.51%	0.52%	0.56%
Net expenses	0.51% (4)	0.51% (4)	0.51%	0.51%	0.51%
Net investment income	3.89%	2.03%	1.81%	2.43%	3.06%
Portfolio Turnover	121% (5)	71% (5)	89% (5)	91% (5)	68%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(5)	Includes the effect of To Be Announced (TBA) transactions.
20
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,				Period Ended September 30, 2019(1)
	2023	2022	2021	2020
Net asset value — Beginning of period	$ 15.04	$ 16.58	$ 16.32	$ 16.24	$ 15.90
Income (Loss) From Operations
Net investment income(2)	$ 0.60	$ 0.35	$ 0.30	$ 0.40	$ 0.33
Net realized and unrealized gain (loss)	0.21	(1.44)	0.37	0.09	0.34
Total income (loss) from operations	$ 0.81	$ (1.09)	$ 0.67	$ 0.49	$ 0.67
Less Distributions
From net investment income	$ (0.61)	$ (0.34)	$ (0.32)	$ (0.41)	$ (0.33)
From net realized gain	—	(0.11)	(0.09)	—	—
Total distributions	$ (0.61)	$ (0.45)	$ (0.41)	$ (0.41)	$ (0.33)
Net asset value — End of period	$ 15.24	$ 15.04	$ 16.58	$ 16.32	$ 16.24
Total Return(3)	5.46%	(6.70)%	4.17%	3.10%	4.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,378	$222,373	$116,503	$40,102	$24,575
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.45%	0.44%	0.45%	0.46%	0.49% (6)
Net expenses	0.45% (7)	0.44% (7)	0.45%	0.46%	0.46% (6)
Net investment income	3.96%	2.20%	1.84%	2.46%	3.11% (6)
Portfolio Turnover	121% (8)	71% (8)	89% (8)	91% (8)	68% (9)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(8)	Includes the effect of To Be Announced (TBA) transactions.
(9)	For the year ended September 30, 2019.
21
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income- producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors.  Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to
22

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 466,619,312	$ —	$ 466,619,312
Collateralized Mortgage Obligations	—	96,857,200	—	96,857,200
Commercial Mortgage-Backed Securities	—	183,469,402	—	183,469,402
Corporate Bonds	—	879,079,002	—	879,079,002
High Social Impact Investments	—	3,945,160	—	3,945,160
Senior Floating-Rate Loans	—	4,659,328	—	4,659,328
Taxable Municipal Obligations	—	11,429,830	—	11,429,830
U.S. Government Agency Mortgage-Backed Securities	—	96,600,141	—	96,600,141
U.S. Treasury Obligations	—	393,224,127	—	393,224,127
Short-Term Investments:
Affiliated Fund	53,606,159	—	—	53,606,159
Securities Lending Collateral	15,147,475	—	—	15,147,475
Total Investments	$68,753,634	$2,135,883,502	$ —	$2,204,637,136
Futures Contracts	$ 3,442,758	$ —	$ —	$ 3,442,758
Total	$72,196,392	$2,135,883,502	$ —	$2,208,079,894
Liability Description
Futures Contracts	$ (1,059,855)	$ —	$ —	$ (1,059,855)
Total	$ (1,059,855)	$ —	$ —	$ (1,059,855)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent
23

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
24

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $750 million	0.280%
Over $750 million	0.275%
For the year ended September 30, 2023, the investment advisory fee amounted to $6,125,244 or 0.28% of the Fund's average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $74,698 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.76%, 1.51%, 0.51% and 0.46% for Class A, Class C, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after February 1, 2025. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $138,716.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $2,656,470.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $611,625 and $134,743 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $9,343 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received $6,486 and $3,513 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period. The Fund was informed that Morgan Stanley affiliated broker-dealers, which may be deemed to be affiliates of CRM and EVD, also received a portion of the sales charge on sales of Class A shares for the year ended September 30, 2023 in the amount of $1,005.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $53,736 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
25

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $984,754,387 and $1,396,493,128, respectively. Purchases and sales of U.S. government and agency securities, including maturities, paydowns and TBA transactions, were $1,629,409,719 and $1,492,250,065, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$86,329,081	$59,854,435
Long-term capital gains	$ —	$ 8,472,584
During the year ended September 30, 2023, accumulated loss was increased by $79,317 and paid-in capital was increased by $79,317 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (76,337,290)
Net unrealized depreciation	(110,455,795)
Distributions payable	(882,118)
Accumulated loss	$(187,675,203)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $76,337,290 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $31,361,735 are short-term and $44,975,555 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,315,092,931
Gross unrealized appreciation	$ 3,441,328
Gross unrealized depreciation	(113,897,123)
Net unrealized depreciation	$ (110,455,795)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2023 is included in the Schedule of Investments. During the year ended September 30, 2023, the Fund used futures contracts to hedge interest rate risk and to manage duration.
26

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$3,442,758 (1)	$(1,059,855) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 4,787,256	$ (4,498,599)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2023 was approximately $286,299,000 and $202,180,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan, including accrued interest, was $21,044,767 and the total value of collateral received was $21,418,551, comprised of cash of $15,147,475 and U.S. government and/or agencies securities of $6,271,076.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$15,147,475	$ —	$ —	$ —	$15,147,475
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
27

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund's investment in the Notes and in issuers and funds that may be deemed to be affiliated was $68,786,600, which represents 3.2% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$ 8,974,746	$ —	$ (9,028,000)	$ 7,903	$ 45,348	$ —	$ 12,354	$ —
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	5,901,587	—	(5,940,000)	—	38,413	—	8,473	—
Series 2017-CLS, Class C, 3.818%, (1 mo. USD LIBOR + 1.00%), 11/15/34	5,714,507	—	(5,755,000)	—	40,493	—	8,545	—
Series 2017-CLS, Class E, 4.768%, (1 mo. USD LIBOR + 1.95%), 11/15/34	6,367,609	—	(6,427,000)	4,962	54,427	—	11,919	—
Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36	12,686,893	—	(1,343,655)	—	(107,957)	11,235,281	789,062	11,659,966
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	3,715,040	—	—	—	230,120	3,945,160	60,000	4,000,000
Short-Term Investments
Liquidity Fund	68,969,256	964,461,960	(979,825,057)	—	—	53,606,159	2,285,399	53,606,159
Total				$12,865	$ 300,844	$68,786,600	$3,175,752

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
28

Calvert
Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

Transactions in capital shares, including direct exchanges pursuant to share class conversions for all periods presented, were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,267,884	$ 49,481,752	5,504,226	$ 87,083,426
Reinvestment of distributions	527,200	7,994,961	519,090	8,162,658
Shares redeemed	(5,890,995)	(89,240,489)	(6,899,220)	(108,557,049)
Net decrease	(2,095,911)	$ (31,763,776)	(875,904)	$ (13,310,965)
Class C
Shares sold	145,012	$ 2,183,625	209,882	$ 3,325,642
Reinvestment of distributions	24,227	366,017	21,036	331,714
Shares redeemed	(444,857)	(6,702,377)	(577,705)	(9,002,543)
Net decrease	(275,618)	$ (4,152,735)	(346,787)	$ (5,345,187)
Class I
Shares sold	43,973,672	$ 670,555,762	71,451,368	$ 1,137,346,532
Reinvestment of distributions	3,819,541	58,319,856	2,968,649	47,050,074
Shares redeemed	(64,969,093)	(990,379,234)	(63,990,499)	(1,004,074,105)
Net increase (decrease)	(17,175,880)	$(261,503,616)	10,429,518	$ 180,322,501
Class R6
Shares sold	4,739,177	$ 72,320,103	12,358,173	$ 193,538,104
Reinvestment of distributions	554,533	8,467,087	274,435	4,312,609
Shares redeemed	(6,082,343)	(92,898,329)	(4,874,840)	(75,838,501)
Net increase (decrease)	(788,633)	$ (12,111,139)	7,757,768	$ 122,012,212
29

Calvert
Short Duration Income Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Short Duration Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
30

Calvert
Short Duration Income Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2023, the Fund designates approximately $95,227, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 94.66% of distributions from net investment income as a 163(j) interest dividend.
31

Calvert
Short Duration Income Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
32

Calvert
Short Duration Income Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Short Duration Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had underperformed the median of its peer universe for the one-year period ended December 31, 2022, while it had outperformed the median of its peer universe for the three- and five-year periods ended December 31, 2022. The data also indicated that the Fund had outperformed its benchmark index for the one- and three-year periods ended December 31, 2022, while it had underperformed its benchmark index for the five-year period ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
33

Calvert
Short Duration Income Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (referred to collectively as “management fees”) and the Fund’s total expenses were each above the respective median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
34

Calvert
Short Duration Income Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
Short Duration Income Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
36

Calvert
Short Duration Income Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

38

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
39

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
40

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24179     9.30.23

Calvert
Ultra-Short Duration Income Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Ultra-Short Duration Income Fund

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant event during the 12-month period ended September 30, 2023, was the series of U.S. Federal Reserve (Fed) interest rate hikes -- six during the period, and 11 in total -- that brought the federal funds rate to its highest level in 22 years.
But while the Fed’s campaign to tamp down inflation led to negative performance for government bonds, corporate bond returns were strongly positive during the period -- buoyed in part by the very factors that were fueling inflation: record low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, a majority of economists and market observers seemed to be coming around to the view that Jerome Powell’s Fed might be able to accomplish what had seldom, if ever, been done before: raise rates significantly to lower inflation and still bring the economy in for a soft landing without a recession.
One cloud that hung over fixed-income markets during the period, however, was fear that even after it finished raising rates, the Fed would leave rates higher for longer than investors had previously anticipated. During the final two months of the period -- and especially after the Fed’s September 2023 meeting -- longer-term interest rates rose dramatically, as investor expectations of how high rates would go -- and how long they would stay there -- seemed to get higher and longer.
Against the backdrop of the Fed’s aggressive monetary tightening campaign, U.S. Treasurys were the worst-performing major fixed-income asset class during the 12-month period, with the Bloomberg U.S. Treasury Index returning -0.81%.
In contrast, the strong U.S. economy and increasing confidence in a soft-landing scenario served as tailwinds for investment-grade corporate bonds. Even in a rising-rate environment, the Bloomberg U.S. Corporate Bond Index returned 3.65% during the period.
High yield bonds were the standout performer among major fixed-income asset classes, with the Bloomberg U.S. Corporate High Yield Index returning 10.28% during the period. With a strong U.S. economy helping keep bond defaults low, and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities -- including bonds backed by automobile and consumer loans -- benefited from strong consumer balance sheets and spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 2.81%.
Mortgage-backed securities (MBS), however, were dogged by two technical factors that depressed prices, causing the Bloomberg U.S. Mortgage-Backed Securities Index to return -0.17% during the period. As the Fed lowered its balance sheet, it sold off much of its MBS holdings. And several regional banks that had been significant buyers of MBS were forced by the banking crisis of March 2023 to liquidate their assets. The resulting release of a significant amount of MBS into the market led prices to fall and the asset class to deliver negative returns.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Ultra-Short Duration Income Fund (the Fund) returned 5.39% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg 9-12 Months Short Treasury Index (the Index), which returned 3.95%.
Sector allocations in the Fund were the leading contributor to performance relative to the Index during the period. Out-of-Index allocations to investment-grade corporate securities, asset-backed securities, and commercial mortgage-backed securities made especially strong contributions. Out-of-Index allocations to mortgage-backed securities and high yield corporate bonds were also beneficial. The Fund’s slightly shorter-than-Index duration enhanced relative returns during the period.
In contrast, the Fund’s small out-of-Index allocation to bank loans detracted from relative performance during the period. Security selections within U.S. Treasurys also had a slight negative impact.
The Fund’s use of derivatives had no impact on total returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Performance

Portfolio Manager(s) Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	5.39%	1.61%	1.37%
Class I at NAV	01/31/2014	10/31/2006	5.54	1.87	1.65
Class R6 at NAV	10/03/2017	10/31/2006	5.59	1.89	1.67

Bloomberg 9-12 Months Short Treasury Index	—	—	3.95%	1.60%	1.10%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.75%	0.50%	0.46%
Net	0.72	0.47	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	09/30/2013	$1,178,172	N.A.
Class R6, at minimum investment	$5,000,000	09/30/2013	$5,899,358	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of net assets)[1]

Footnotes:
[1]	For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Kroll Bond Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of an issuance based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P, Fitch or Kroll (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.
4

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg 9-12 Months Short Treasury Index measures the performance of U.S. Treasury bills, notes, and bonds with a maturity between nine and twelve months. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Class A, Class I and Class R6 shares are offered at net asset value (NAV). Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non- investment grade corporate securities. Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,028.40	$3.66 **	0.72%
Class I	$1,000.00	$1,029.70	$2.39 **	0.47%
Class R6	$1,000.00	$1,028.90	$2.19 **	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.46	$3.65 **	0.72%
Class I	$1,000.00	$1,022.71	$2.38 **	0.47%
Class R6	$1,000.00	$1,022.91	$2.18 **	0.43%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Schedule of Investments

Asset-Backed Securities — 18.5%

Security	Principal Amount (000's omitted)	Value
Amur Equipment Finance Receivables IX, LLC, Series 2021-1A, Class A2, 0.75%, 11/20/26(1)	$884	$ 868,286
Amur Equipment Finance Receivables XII, LLC, Series 2023-1A, Class A2, 6.09%, 12/20/29(1)	7,215	7,224,496
Avant Loans Funding Trust, Series 2021-REV1, Class B, 1.64%, 7/15/30(1)	4,310	4,173,467
BHG Securitization Trust:
Series 2021-B, Class A, 0.90%, 10/17/34(1)	2,789	2,682,909
Series 2022-B, Class A, 3.75%, 6/18/35(1)	623	617,767
CarMax Auto Owner Trust, Series 2023-1, Class A2A, 5.23%, 1/15/26	1,040	1,037,047
Chesapeake Funding II, LLC, Series 2020-1A, Class A2, 6.078%, (30-day average SOFR + 0.76%), 8/15/32(1)(2)	186	185,891
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	3,439	2,875,835
Conn's Receivables Funding, LLC:
Series 2021-A, Class C, 4.59%, 5/15/26(1)	5,076	5,063,907
Series 2023-A, Class A, 8.01%, 1/17/28(1)	3,939	3,944,643
Consumer Loan Underlying Bond (CLUB) Credit Trust, Series 2020-P1, Class C, 4.61%, 3/15/28(1)	208	206,017
Dell Equipment Finance Trust, Series 2023-2, Class A2, 5.84%, 1/22/29(1)	1,800	1,798,694
Donlen Fleet Lease Funding 2, LLC, Series 2021-2, Class A1, 5.757%, (1 mo. SOFR + 0.33%), 12/11/34(1)(2)	1,023	1,021,798
Driven Brands Funding, LLC, Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	4,738	4,576,086
Enterprise Fleet Financing, LLC, Series 2023-1, Class A1, 5.33%, 3/20/24(1)	2,155	2,153,909
Ford Credit Auto Lease Trust, Series 2023-A, Class A2A, 5.19%, 6/15/25	636	634,662
Ford Credit Auto Owner Trust, Series 2022-C, Class A2A, 4.52%, 4/15/25	857	855,095
GM Financial Automobile Leasing Trust, Series 2023-2, Class A2A, 5.44%, 10/20/25	1,260	1,255,545
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A2A, 5.74%, 9/16/26	3,926	3,924,883
Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.74%, 2/25/39(1)	585	547,944
Hyundai Auto Lease Securitization Trust, Series 2023-B, Class A2A, 5.47%, 9/15/25(1)	2,100	2,093,840
JPMorgan Chase Bank, NA:
Series 2021-2, Class B, 0.889%, 12/26/28(1)	475	461,170
Series 2021-3, Class B, 0.76%, 2/26/29(1)	795	760,318
Series 2021-3, Class C, 0.86%, 2/26/29(1)	888	849,140
Series 2021-3, Class D, 1.009%, 2/26/29(1)	355	337,662
LAD Auto Receivables Trust:
Series 2022-1A, Class A, 5.21%, 6/15/27(1)	7,125	7,072,501
Series 2023-1A, Class A2, 5.68%, 10/15/26(1)	2,353	2,347,680
Series 2023-2A, Class A2, 5.93%, 6/15/27(1)	3,988	3,978,729
Series 2023-3A, Class A2, 6.09%, 6/15/26(1)	4,325	4,323,590
Security	Principal Amount (000's omitted)	Value
Lendingpoint Asset Securitization Trust, Series 2022-C, Class A, 6.56%, 2/15/30(1)	$4,139	$ 4,133,395
LL ABS Trust:
Series 2021-1A, Class A, 1.07%, 5/15/29(1)	201	197,270
Series 2022-1A, Class A, 3.76%, 11/15/29(1)	2,914	2,887,829
Marlette Funding Trust:
Series 2019-4A, Class C, 3.76%, 12/17/29(1)	617	611,017
Series 2020-1A, Class D, 3.54%, 3/15/30(1)	2,832	2,790,963
Series 2023-1A, Class A, 6.07%, 4/15/33(1)	4,003	3,996,445
Series 2023-3A, Class A, 6.49%, 9/15/33(1)	11,393	11,398,859
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	133	122,620
New Residential Mortgage, LLC, Series 2020-FNT2, Class A, 5.437%, 7/25/25(1)	5,373	5,161,521
Newtek Small Business Loan Trust, Series 2023-1, Class A, 8.00%, (USD Prime - 0.50%), 7/25/50(1)(2)	3,257	3,253,215
Octane Receivables Trust:
Series 2021-2A, Class A, 1.21%, 9/20/28(1)	939	909,319
Series 2023-1A, Class A, 5.87%, 5/21/29(1)	1,185	1,180,603
OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.83%, 5/14/32(1)	1,991	1,978,603
Oportun Funding XIV, LLC, Series 2021-A, Class D, 5.40%, 3/8/28(1)	3,886	3,766,190
Oportun Funding, LLC, Series 2022-1, Class A, 3.25%, 6/15/29(1)	2,358	2,336,424
Oportun Issuance Trust:
Series 2022-3, Class A, 7.451%, 1/8/30(1)	2,399	2,398,486
Series 2022-3, Class B, 8.533%, 1/8/30(1)	4,150	4,191,957
Oscar U.S. Funding XV, LLC, Series 2023-1A, Class A2, 6.07%, 9/10/26(1)	9,850	9,838,363
Pagaya AI Debt Selection Trust:
Series 2020-3, Class C, 6.43%, 5/17/27(1)	1,571	1,565,836
Series 2021-2, 3.00%, 1/25/29(1)	992	958,921
Series 2021-3, Class A, 1.15%, 5/15/29(1)	432	430,725
Series 2021-5, Class A, 1.53%, 8/15/29(1)	740	730,541
Series 2021-HG1, Class A, 1.22%, 1/16/29(1)	1,031	993,038
Prodigy Finance CM DAC, Series 2021-1A, Class A, 6.684%, (1 mo. SOFR + 1.364%), 7/25/51(1)(2)	1,578	1,563,275
Prosper Marketplace Issuance Trust:
Series 2019-4A, Class C, 4.95%, 2/17/26(1)	332	331,717
Series 2023-1A, Class A, 7.06%, 7/16/29(1)	5,729	5,733,848
Purchasing Power Funding, LLC, Series 2021-A, Class A, 1.57%, 10/15/25(1)	662	659,418
Reach ABS Trust, Series 2023-1A, Class A, 7.05%, 2/18/31(1)	1,863	1,867,922
SoFi Consumer Loan Program Trust:
Series 2022-1S, Class A, 6.21%, 4/15/31(1)	2,607	2,604,441
Series 2023-1S, Class A, 5.81%, 5/15/31(1)	2,364	2,358,924
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	1,864	1,693,164
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	10	9,905
Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	952	864,986

7
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Theorem Funding Trust:
Series 2022-3A, Class A, 7.60%, 4/15/29(1)	$4,320	$ 4,343,090
Series 2023-1A, Class A, 7.58%, 4/15/29(1)	2,657	2,667,811
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.50%, 3/20/28(1)	1,923	1,898,434
Upstart Securitization Trust:
Series 2020-1, Class C, 4.899%, 4/22/30(1)	647	641,634
Series 2021-3, Class A, 0.83%, 7/20/31(1)	29	28,910
Series 2021-4, Class A, 0.84%, 9/20/31(1)	679	672,203
Series 2021-5, Class A, 1.31%, 11/20/31(1)	242	238,444
Vantage Data Centers Issuer, LLC:
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	5,444	5,288,972
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)	4,955	4,150,695
Total Asset-Backed Securities (identified cost $173,099,758)		$171,323,444

Collateralized Mortgage Obligations — 2.2%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2021-1A, Class M1A, 7.065%, (30-day average SOFR + 1.75%), 3/25/31(1)(2)	$124	$ 124,799
Series 2021-1A, Class M1B, 7.515%, (30-day average SOFR + 2.20%), 3/25/31(1)(2)	1,500	1,510,363
Series 2021-2A, Class M1A, 6.515%, (30-day average SOFR + 1.20%), 6/25/31(1)(2)	2,046	2,046,851
Series 2021-3A, Class M1A, 6.315%, (30-day average SOFR + 1.00%), 9/25/31(1)(2)	1,792	1,795,800
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2019-DNA4, Class M2, 7.379%, (30-day average SOFR + 2.064%), 10/25/49(1)(2)	51	51,011
Series 2021-DNA3, Class M1, 6.065%, (30-day average SOFR + 0.75%), 10/25/33(1)(2)	370	369,246
Series 2022-DNA2, Class M1A, 6.615%, (30-day average SOFR + 1.30%), 2/25/42(1)(2)	3,520	3,518,834
Series 2022-HQA1, Class M1A, 7.415%, (30-day average SOFR + 2.10%), 3/25/42(1)(2)	1,581	1,599,006
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C03, Class 2M2, 8.329%, (30-day average SOFR + 3.014%), 7/25/24(2)	17	17,239
Series 2019-R06, Class 2B1, 9.179%, (30-day average SOFR + 3.864%), 9/25/39(1)(2)	1,589	1,632,438
JPMorgan Mortgage Trust, Series 2023-HE2, Class A1, 7.016%, (30-day average SOFR + 1.70%), 3/25/54(1)(2)	2,640	2,640,000
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 9.284%, (1 mo. SOFR + 3.85%), 2/25/25(1)(2)	2,628	2,627,737
RESIMAC Bastille Trust, Series 2021-2NCA, Class A1B, 6.062%, (SOFR + 0.74%), 2/3/53(1)(2)	2,068	2,054,748
Security	Principal Amount (000's omitted)	Value
RESIMAC Premier Trust, Series 2020-1A, Class A1A, 6.492%, (1 mo. SOFR + 1.16%), 2/7/52(1)(2)	$545	$ 545,855
Total Collateralized Mortgage Obligations (identified cost $20,501,294)		$ 20,533,927

Commercial Mortgage-Backed Securities — 7.1%

Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 6.367%, (1 mo. SOFR + 1.034%), 10/15/36(1)(2)	$9,468	$ 9,443,627
Series 2021-VOLT, Class B, 6.397%, (1 mo. SOFR + 1.064%), 9/15/36(1)(2)	4,129	3,996,745
Series 2021-VOLT, Class C, 6.547%, (1 mo. SOFR + 1.214%), 9/15/36(1)(2)	1,908	1,835,887
Series 2021-VOLT, Class D, 7.097%, (1 mo. SOFR + 1.764%), 9/15/36(1)(2)	1,427	1,364,587
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, 6.45%, (1 mo. SOFR + 1.11%), 12/15/37(1)(2)	2,650	2,643,569
Extended Stay America Trust:
Series 2021-ESH, Class A, 6.527%, (1 mo. SOFR + 1.194%), 7/15/38(1)(2)	7,213	7,159,001
Series 2021-ESH, Class B, 6.827%, (1 mo. SOFR + 1.49%), 7/15/38(1)(2)	3,045	3,010,869
Hawaii Hotel Trust, Series 2019-MAUI, Class A, 6.529%, (1 mo. SOFR + 1.197%), 5/15/38(1)(2)	7,467	7,416,879
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class B, 6.497%, (1 mo. SOFR + 1.16%), 4/15/38(1)(2)	900	889,112
Med Trust, Series 2021-MDLN, Class B, 6.897%, (1 mo. SOFR + 1.56%), 11/15/38(1)(2)	5,041	4,919,581
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A, 6.247%, (1 mo. SOFR + 0.915%), 4/15/38(1)(2)	7,887	7,801,887
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36(1)(2)(3)	5,047	4,863,496
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, 7.518%, (1 mo. SOFR + 2.186%), 5/15/37(1)(2)	1,000	977,800
VMC Finance, LLC, Series 2021-HT1, Class A, 7.095%, (1 mo. SOFR + 1.764%), 1/18/37(1)(2)	9,362	9,160,047
Total Commercial Mortgage-Backed Securities (identified cost $65,971,893)		$ 65,483,087

Corporate Bonds — 57.8%

Security	Principal Amount (000’s omitted)	Value
Communications — 3.5%
AT&T, Inc., 0.90%, 3/25/24	$9,500	$ 9,278,997

8
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Communications (continued)
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	$4,010	$ 3,740,373
Rogers Communications, Inc., 4.10%, 10/1/23	7,500	7,500,000
Sprint, LLC, 7.125%, 6/15/24	11,649	11,729,937
		$ 32,249,307
Consumer, Cyclical — 7.3%
Brunswick Corp., 0.85%, 8/18/24	$3,575	$ 3,410,444
Daimler Trucks Finance North America, LLC:
1.125%, 12/14/23(1)	3,775	3,738,211
5.945%, (SOFR + 0.60%), 12/14/23(1)(2)	7,500	7,502,829
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)	6,741	6,550,191
General Motors Financial Co., Inc.:
5.92%, (SOFR + 0.62%), 10/15/24(2)	11,698	11,664,187
6.579%, (SOFR + 1.30%), 4/7/25(2)	1,908	1,912,466
Hyatt Hotels Corp., 1.80%, 10/1/24	7,600	7,293,861
Hyundai Capital America, 5.80%, 6/26/25(1)	3,344	3,331,246
Lennar Corp., 4.875%, 12/15/23	5,000	4,983,345
Marriott International, Inc., 3.60%, 4/15/24	7,000	6,914,850
Nordstrom, Inc., 2.30%, 4/8/24(4)	1,572	1,540,764
WarnerMedia Holdings, Inc., 6.412%, 3/15/26	8,659	8,661,161
		$ 67,503,555
Consumer, Non-cyclical — 4.0%
Baxter International, Inc.:
5.604%, (SOFR + 0.26%), 12/1/23(2)	$3,000	$ 2,997,730
5.784%, (SOFR + 0.44%), 11/29/24(2)	3,000	2,981,705
Becton Dickinson and Co., 3.363%, 6/6/24	5,000	4,912,746
Centene Corp., 4.25%, 12/15/27(4)	3,500	3,229,677
CVS Health Corp., 4.00%, 12/5/23	5,000	4,981,042
JDE Peet's NV, 0.80%, 9/24/24(1)	8,519	8,088,077
Revvity, Inc., 0.85%, 9/15/24	6,017	5,719,353
Zimmer Biomet Holdings, Inc., 1.45%, 11/22/24	4,200	3,990,219
		$ 36,900,549
Financial — 35.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 10/29/24	$3,000	$ 2,861,040
Affiliated Managers Group, Inc., 4.25%, 2/15/24	11,712	11,609,957
Ally Financial, Inc.:
1.45%, 10/2/23	2,009	2,009,000
5.125%, 9/30/24(4)	10,000	9,848,269
Assurant, Inc., 6.10%, 2/27/26	1,425	1,418,884
Aviation Capital Group, LLC, 4.375%, 1/30/24(1)	5,000	4,956,770
Avolon Holdings Funding, Ltd., 5.25%, 5/15/24(1)	4,860	4,814,477
Banco Santander S.A.:
3.892%, 5/24/24	6,600	6,502,478
5.147%, 8/18/25	3,000	2,937,923
Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Bank of America Corp.:
1.843% to 2/4/24, 2/4/25(5)	$14,200	$ 13,968,654
6.062%, (SOFR + 0.73%), 10/24/24(2)	13,800	13,805,947
Bank of Ireland Group PLC, 2.029% to 9/30/26, 9/30/27(1)(5)	8,000	7,019,086
Bank of Montreal:
Series E, 3.30%, 2/5/24	2,500	2,476,650
5.694%, (SOFR + 0.35%), 12/8/23(2)	4,200	4,200,080
6.054%, (SOFR + 0.71%), 3/8/24(2)	4,000	4,005,386
Bank of Nova Scotia (The), 5.745%, (SOFR + 0.45%), 4/15/24(2)	5,000	4,999,234
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	1,718	1,577,190
Boston Properties, L.P., 3.80%, 2/1/24	1,300	1,288,172
BPCE S.A., 5.868%, (SOFR + 0.57%), 1/14/25(1)(2)	4,000	3,984,290
Brookfield Finance, Inc., 4.00%, 4/1/24	4,800	4,747,884
Capital One Financial Corp., 6.034%, (SOFR + 0.69%), 12/6/24(2)	12,000	11,867,149
Charles Schwab Corp. (The), 5.845%, (SOFR + 0.50%), 3/18/24(2)	8,297	8,287,705
Citigroup, Inc.:
6.01%, (SOFR + 0.67%), 5/1/25(2)	4,618	4,612,119
6.019%, (SOFR + 0.69%), 1/25/26(2)	2,778	2,767,707
Credit Suisse AG, 3.625%, 9/9/24	10,000	9,736,288
Discover Bank, 2.45%, 9/12/24	10,000	9,614,166
Fifth Third Bancorp, 3.65%, 1/25/24	3,260	3,228,998
Five Corners Funding Trust, 4.419%, 11/15/23(1)	3,000	2,992,301
GA Global Funding Trust:
5.844%, (SOFR + 0.50%), 9/13/24(1)(2)	5,000	4,932,427
6.644%, (SOFR + 1.36%), 4/11/25(1)(2)	5,000	4,947,265
Goldman Sachs Group, Inc. (The):
5.808%, (SOFR + 0.49%), 10/21/24(2)	8,000	7,979,900
6.734%, (SOFR + 1.39%), 3/15/24(2)	10,200	10,237,122
HAT Holdings I, LLC/HAT Holdings II, LLC, 6.00%, 4/15/25(1)	3,000	2,922,415
HSBC Holdings PLC, 0.976% to 5/24/24, 5/24/25(5)	9,530	9,183,130
Intesa Sanpaolo SpA, 5.25%, 1/12/24	11,600	11,557,552
JPMorgan Chase & Co., 3.845% to 6/14/24, 6/14/25(5)	20,650	20,289,490
KeyBank NA, 5.664%, (SOFR + 0.32%), 6/14/24(2)	4,750	4,674,340
Marsh & McLennan Cos., Inc., 3.875%, 3/15/24	2,500	2,476,754
National Bank of Canada, 0.55% to 11/15/23, 11/15/24(5)	2,352	2,334,639
Nationwide Building Society, 0.55%, 1/22/24(1)	7,000	6,885,431
Newmark Group, Inc., 6.125%, 11/15/23	4,550	4,545,928
PNC Financial Services Group, Inc. (The), 3.90%, 4/29/24	3,300	3,259,356
Radian Group, Inc.:
4.50%, 10/1/24	2,000	1,944,900
6.625%, 3/15/25	4,100	4,079,541
Societe Generale S.A., 3.875%, 3/28/24(1)	5,000	4,937,866
Standard Chartered PLC, 6.273%, (SOFR + 0.93%), 11/23/25(1)(2)	4,000	3,985,963
State Street Corp., 3.70%, 11/20/23	4,875	4,859,061
Stifel Financial Corp., 4.25%, 7/18/24	7,589	7,468,369
Synchrony Bank, 5.40%, 8/22/25	3,975	3,832,713

9
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Synchrony Financial:
4.25%, 8/15/24	$3,000	$ 2,930,526
4.875%, 6/13/25	3,574	3,427,937
Toronto-Dominion Bank (The):
3.25%, 3/11/24	3,700	3,657,602
5.532%, 7/17/26	3,172	3,149,869
Truist Bank, 3.20%, 4/1/24	2,325	2,290,451
Truist Financial Corp., 5.744%, (SOFR + 0.40%), 6/9/25(2)	9,440	9,233,138
UniCredit SpA, 7.83%, 12/4/23(1)	11,650	11,664,663
Wells Fargo & Co., 2.406% to 10/30/24, 10/30/25(5)	3,400	3,259,390
		$329,085,542
Industrial — 2.0%
Parker-Hannifin Corp., 3.65%, 6/15/24	$3,300	$ 3,249,496
SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	7,035	6,937,247
TD SYNNEX Corp., 1.25%, 8/9/24	5,178	4,948,413
Teledyne Technologics, Inc., 0.95%, 4/1/24	3,300	3,213,022
		$ 18,348,178
Technology — 3.1%
Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.625%, 1/15/24	$5,570	$ 5,529,622
Concentrix Corp., 6.65%, 8/2/26	4,775	4,748,013
Fidelity National Information Services, Inc., 0.60%, 3/1/24	5,625	5,497,730
Hewlett Packard Enterprise Co., 5.90%, 10/1/24	3,545	3,543,100
Kyndryl Holdings, Inc., 2.05%, 10/15/26	1,703	1,487,285
NXP B.V./NXP Funding, LLC, 4.875%, 3/1/24	4,566	4,543,635
SK Hynix, Inc., 1.50%, 1/19/26(1)	4,000	3,595,027
Take-Two Interactive Software, Inc., 3.30%, 3/28/24	269	265,369
		$ 29,209,781
Utilities — 2.3%
CMS Energy Corp., 3.875%, 3/1/24	$5,000	$ 4,955,821
Eversource Energy, 4.20%, 6/27/24	3,500	3,453,671
NextEra Energy Capital Holdings, Inc.:
5.741%, (SOFR + 0.40%), 11/3/23(2)	10,000	9,999,727
6.051%, 3/1/25	2,998	3,003,607
		$ 21,412,826
Total Corporate Bonds (identified cost $538,764,916)		$534,709,738

High Social Impact Investments — 0.1%

Security	Principal Amount (000's omitted)	Value
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(6)(7)	$1,000	$ 986,290
Total High Social Impact Investments (identified cost $1,000,000)		$ 986,290

Senior Floating-Rate Loans — 0.1%(8)

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., Term Loan, 7.681%, (SOFR + 2.25%), 3/15/27	$1,959	$ 1,400,143
Total Senior Floating-Rate Loans (identified cost $1,944,744)		$ 1,400,143

U.S. Treasury Obligations — 9.0%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Floating Rate Notes, 5.603%, (3 mo. USTMMR + 0.20%), 1/31/25(2)	$30,000	$ 30,045,933
U.S. Treasury Notes:
2.50%, 5/31/24	18,250	17,897,695
3.00%, 6/30/24	35,659	35,011,160
Total U.S. Treasury Obligations (identified cost $82,991,956)		$ 82,954,788

Short-Term Investments — 6.8%
Affiliated Fund — 3.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(9)	30,103,914	$ 30,103,914
Total Affiliated Fund (identified cost $30,103,914)		$ 30,103,914
Commercial Paper — 3.1%
Security	Principal Amount (000's omitted)	Value
Aviation Capital Group, LLC, 6.214%, 10/16/23(1)(10)(11)	$9,550	$ 9,524,962
HSBC USA, Inc., 5.483%, 10/24/23(1)(10)(11)	4,900	4,881,594
Jabil, Inc.:
6.186%, 10/20/23(1)(10)(11)	5,000	4,981,771

10
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Commercial Paper (continued)
Security	Principal Amount (000's omitted)	Value
Jabil, Inc.: (continued)
6.197%, 10/6/23(1)(10)(11)	$9,105	$ 9,094,121
Total Commercial Paper (identified cost $28,490,702)		$ 28,482,448

Securities Lending Collateral — 0.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(12)	4,602,670	$ 4,602,670
Total Securities Lending Collateral (identified cost $4,602,670)		$ 4,602,670
Total Short-Term Investments (identified cost $63,197,286)		$ 63,189,032
Total Investments — 101.6% (identified cost $947,471,847)		$940,580,449

Other Assets, Less Liabilities — (1.6)%	$ (15,127,439)
Net Assets — 100.0%	$ 925,453,010

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $387,201,780 or 41.8% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2023.
(3)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(4)	All or a portion of this security was on loan at September 30, 2023. The aggregate market value of securities on loan at September 30, 2023 was $4,455,763.
(5)	Security converts to variable rate after the indicated fixed-rate coupon period.
(6)	May be deemed to be an affiliated company (see Note 8).
(7)	Restricted security. Total market value of restricted securities amounts to $986,290, which represents 0.1% of the net assets of the Fund as of September 30, 2023.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
(10)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2023, the aggregate value of these securities is $28,482,448 representing 3.1% of the Fund’s net assets.
(11)	Rate shown is the discount rate at date of purchase.
(12)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	14	Long	12/29/23	$ 2,837,953	$ (8,992)
U.S. 5-Year Treasury Note	(58)	Short	12/29/23	(6,110,844)	66,510
					$57,518
11
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Schedule of Investments — continued

Restricted Securities
Description	Acquisition Date	Cost
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23	12/14/20	$1,000,000

Abbreviations:
SOFR	– Secured Overnight Financing Rate
USTMMR	– U.S. Treasury Money Market Rate

Currency Abbreviations:
USD	– United States Dollar
12
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $911,323,049) - including $4,455,763 of securities on loan	$ 904,626,749
Investments in securities of affiliated issuers, at value (identified cost $36,148,798)	35,953,700
Cash	24,987
Deposits at broker for futures contracts	125,000
Receivable for capital shares sold	5,139,962
Interest receivable	6,325,307
Dividends and interest receivable - affiliated	100,941
Securities lending income receivable	649
Receivable from affiliates	85,716
Trustees' deferred compensation plan	742,909
Total assets	$953,125,920
Liabilities
Payable for variation margin on open futures contracts	$ 7,602
Payable for investments purchased	19,402,258
Payable for capital shares redeemed	2,176,541
Distributions payable	141,508
Deposits for securities loaned	4,602,670
Payable to affiliates:
Investment advisory fee	194,112
Administrative fee	90,371
Distribution and service fees	46,958
Sub-transfer agency fee	17,613
Trustees' deferred compensation plan	742,909
Accrued expenses	250,368
Total liabilities	$ 27,672,910
Net Assets	$925,453,010
Sources of Net Assets
Paid-in capital	$ 954,896,375
Accumulated loss	(29,443,365)
Net Assets	$925,453,010
Class A Shares
Net Assets	$ 228,164,911
Shares Outstanding	23,312,088
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.79
Class I Shares
Net Assets	$ 470,263,035
Shares Outstanding	48,041,840
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.79
13
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class R6 Shares
Net Assets	$ 227,025,064
Shares Outstanding	23,206,937
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.78
14
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income - affiliated issuers	$ 766,367
Interest and other income	42,729,432
Interest income - affiliated issuers	390,202
Securities lending income, net	6,687
Total investment income	$43,892,688
Expenses
Investment advisory fee	$ 2,329,483
Administrative fee	1,075,192
Distribution and service fees:
Class A	627,797
Trustees' fees and expenses	61,363
Custodian fees	17,790
Transfer agency fees and expenses	610,640
Accounting fees	203,317
Professional fees	67,974
Registration fees	144,080
Reports to shareholders	57,920
Miscellaneous	52,047
Total expenses	$ 5,247,603
Waiver and/or reimbursement of expenses by affiliates	$ (488,152)
Net expenses	$ 4,759,451
Net investment income	$39,133,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (3,885,897)
Investment securities - affiliated issuers	2,632
Futures contracts	293,467
Net realized loss	$ (3,589,798)
Change in unrealized appreciation (depreciation):
Investment securities	$ 12,539,370
Investment securities - affiliated issuers	155,270
Futures contracts	(317,784)
Net change in unrealized appreciation (depreciation)	$12,376,856
Net realized and unrealized gain	$ 8,787,058
Net increase in net assets from operations	$47,920,295
15
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 39,133,237	$ 10,585,216
Net realized loss	(3,589,798)	(2,393,516)
Net change in unrealized appreciation (depreciation)	12,376,856	(21,973,959)
Net increase (decrease) in net assets from operations	$ 47,920,295	$ (13,782,259)
Distributions to shareholders:
Class A	$ (10,271,866)	$ (3,441,541)
Class I	(21,676,783)	(6,839,678)
Class R6	(6,926,869)	(1,286,476)
Total distributions to shareholders	$ (38,875,518)	$ (11,567,695)
Capital share transactions:
Class A	$ (56,486,722)	$ (40,932,392)
Class I	(21,967,326)	(105,082,655)
Class R6	140,365,504	4,708,653
Net increase (decrease) in net assets from capital share transactions	$ 61,911,456	$ (141,306,394)
Net increase (decrease) in net assets	$ 70,956,233	$ (166,656,348)
Net Assets
At beginning of year	$ 854,496,777	$1,021,153,125
At end of year	$925,453,010	$ 854,496,777
16
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.68	$ 9.94	$ 9.86	$ 9.98	$ 9.99
Income (Loss) From Operations
Net investment income(1)	$ 0.40	$ 0.09	$ 0.06	$ 0.15	$ 0.24
Net realized and unrealized gain (loss)	0.11	(0.24)	0.09	(0.12)	— (2)
Total income (loss) from operations	$ 0.51	$ (0.15)	$ 0.15	$ 0.03	$ 0.24
Less Distributions
From net investment income	$ (0.40)	$ (0.11)	$ (0.07)	$ (0.15)	$ (0.25)
Total distributions	$ (0.40)	$ (0.11)	$ (0.07)	$ (0.15)	$ (0.25)
Net asset value — End of year	$ 9.79	$ 9.68	$ 9.94	$ 9.86	$ 9.98
Total Return(3)	5.39%	(1.56)%	1.55%	0.35%	2.46%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$228,165	$281,960	$331,648	$296,786	$311,980
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.77%	0.75%	0.76%	0.76%	0.79%
Net expenses	0.72% (5)	0.72% (5)	0.72%	0.72%	0.74%
Net investment income	4.12%	0.93%	0.58%	1.48%	2.44%
Portfolio Turnover	70%	78%	92% (6)	128% (6)	85%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(6)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.69	$ 9.94	$ 9.86	$ 9.98	$ 9.99
Income (Loss) From Operations
Net investment income(1)	$ 0.43	$ 0.12	$ 0.08	$ 0.17	$ 0.27
Net realized and unrealized gain (loss)	0.10	(0.24)	0.10	(0.11)	— (2)
Total income (loss) from operations	$ 0.53	$ (0.12)	$ 0.18	$ 0.06	$ 0.27
Less Distributions
From net investment income	$ (0.43)	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)
Total distributions	$ (0.43)	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)
Net asset value — End of year	$ 9.79	$ 9.69	$ 9.94	$ 9.86	$ 9.98
Total Return(3)	5.54%	(1.21)%	1.80%	0.60%	2.75%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$470,263	$487,115	$605,831	$490,798	$576,065
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.52%	0.51%	0.51%	0.51%	0.54%
Net expenses	0.47% (5)	0.47% (5)	0.47%	0.47%	0.48%
Net investment income	4.40%	1.19%	0.82%	1.75%	2.70%
Portfolio Turnover	70%	78%	92% (6)	128% (6)	85%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(6)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 9.68	$ 9.93	$ 9.86	$ 9.98	$ 9.99
Income (Loss) From Operations
Net investment income(1)	$ 0.45	$ 0.12	$ 0.08	$ 0.18	$ 0.27
Net realized and unrealized gain (loss)	0.08	(0.24)	0.09	(0.12)	— (2)
Total income (loss) from operations	$ 0.53	$ (0.12)	$ 0.17	$ 0.06	$ 0.27
Less Distributions
From net investment income	$ (0.43)	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)
Total distributions	$ (0.43)	$ (0.13)	$ (0.10)	$ (0.18)	$ (0.28)
Net asset value — End of year	$ 9.78	$ 9.68	$ 9.93	$ 9.86	$ 9.98
Total Return(3)	5.59%	(1.17)%	1.75%	0.64%	2.76%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$227,025	$85,422	$83,675	$34,944	$50,650
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.48%	0.46%	0.46%	0.47%	0.50%
Net expenses	0.43% (5)	0.43% (5)	0.43%	0.43%	0.44%
Net investment income	4.66%	1.22%	0.82%	1.85%	2.72%
Portfolio Turnover	70%	78%	92% (6)	128% (6)	85%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022).
(6)	Includes the effect of To Be Announced (TBA) transactions.
19
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are sold at net asset value and are not subject to a sales charge. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
20

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 171,323,444	$ —	$ 171,323,444
Collateralized Mortgage Obligations	—	20,533,927	—	20,533,927
Commercial Mortgage-Backed Securities	—	65,483,087	—	65,483,087
Corporate Bonds	—	534,709,738	—	534,709,738
High Social Impact Investments	—	986,290	—	986,290
Senior Floating-Rate Loans	—	1,400,143	—	1,400,143
U.S. Treasury Obligations	—	82,954,788	—	82,954,788
Short-Term Investments:
Affiliated Fund	30,103,914	—	—	30,103,914
Commercial Paper	—	28,482,448	—	28,482,448
Securities Lending Collateral	4,602,670	—	—	4,602,670
Total Investments	$34,706,584	$905,873,865	$ —	$940,580,449
Futures Contracts	$ 66,510	$ —	$ —	$ 66,510
Total	$34,773,094	$905,873,865	$ —	$940,646,959
Liability Description
Futures Contracts	$ (8,992)	$ —	$ —	$ (8,992)
Total	$ (8,992)	$ —	$ —	$ (8,992)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are
21

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to and including $1 billion	0.260%
Over $1 billion	0.250%
For the year ended September 30, 2023, the investment advisory fee amounted to $2,329,483 or 0.26% of the Fund’s average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $26,181 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.72%, 0.47% and 0.43% for Class A, Class I and Class R6, respectively, of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $461,971.
22

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $1,075,192.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $627,797 for Class A shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $55,014 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $399,445,491 and $487,445,829, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $30,055,180 and $10,336,143, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$38,875,518	$11,567,695
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 101,166
Deferred capital losses	(22,266,931)
Net unrealized depreciation	(7,136,092)
Distributions payable	(141,508)
Accumulated loss	$(29,443,365)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $22,266,931 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $12,288,815 are short-term and $9,978,116 are long-term.
23

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$947,716,541
Gross unrealized appreciation	$ 1,046,803
Gross unrealized depreciation	(8,182,895)
Net unrealized depreciation	$ (7,136,092)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2023 is included in the Schedule of Investments. During the year ended September 30, 2023, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$66,510 (1)	$(8,992) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 293,467	$ (317,784)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2023 was approximately $2,105,000 and $7,103,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2023, the total value of securities on loan, including accrued interest, was $4,528,283 and the total value of collateral received was $4,602,670, comprised of cash.
24

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$4,602,670	$ —	$ —	$ —	$4,602,670
The carrying amount of the liability for deposits for securities loaned at September 30, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $725 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 24, 2023. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2023. Effective October 24, 2023, the Fund renewed its line of credit agreement, which expires October 22, 2024. In connection with the renewal, the borrowing limit was decreased to $650 million.
8  Affiliated Investments
The Fund has invested a portion of its assets in notes (the Notes) issued by Calvert Impact Capital, Inc. (CIC) pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission (the SEC). There are certain potential points of affiliation between the Fund and CIC. CRM has licensed use of the Calvert name to CIC and provides other types of support. An officer of CRM's affiliate serves on the CIC Board. In addition, a director/trustee on the Fund Board serves as a director emeritus on the CIC Board.
At September 30, 2023, the value of the Fund's investment in the Notes and in issuers and funds that may be deemed to be affiliated was $35,953,700, which represents 3.9% of the Fund's net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Commercial Mortgage-Backed Securities
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 3.518%, (1 mo. USD LIBOR + 0.70%), 11/15/34	$12,102,189	$ —	$ (12,174,000)	$ 2,632	$ 69,179	$ —	$ 16,656	$ —
Series 2017-CLS, Class B, 3.668%, (1 mo. USD LIBOR + 0.85%), 11/15/34	11,614,402	—	(11,690,000)	—	75,598	—	16,675	—
Series 2019-BPR, Class A, 7.322%, (1 mo. SOFR + 1.992%), 5/15/36	5,491,866	—	(581,637)	—	(47,037)	4,863,496	341,871	5,047,332
High Social Impact Investments
Calvert Impact Capital, Inc., Community Investment Notes, 1.50%, 12/15/23(1)	928,760	—	—	—	57,530	986,290	15,000	1,000,000
25

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Notes to Financial Statements — continued

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Short-Term Investments
Liquidity Fund	$27,008,480	$712,891,203	$(709,795,769)	$ —	$ —	$ 30,103,914	$ 766,367	30,103,914
Total				$2,632	$155,270	$35,953,700	$1,156,569

(1)	Restricted security.
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,827,261	$ 17,802,545	8,198,319	$ 81,004,552
Reinvestment of distributions	1,003,735	9,787,686	336,021	3,279,876
Shares redeemed	(8,633,310)	(84,076,953)	(12,793,212)	(125,216,820)
Net decrease	(5,802,314)	$ (56,486,722)	(4,258,872)	$ (40,932,392)
Class I
Shares sold	29,254,440	$ 285,067,922	29,346,462	$ 288,147,742
Reinvestment of distributions	2,105,763	20,540,873	631,345	6,168,815
Shares redeemed	(33,607,092)	(327,576,121)	(40,642,405)	(399,399,212)
Net decrease	(2,246,889)	$ (21,967,326)	(10,664,598)	$(105,082,655)
Class R6
Shares sold	35,494,292	$ 346,224,495	13,364,970	$ 131,340,157
Reinvestment of distributions	697,380	6,806,208	131,759	1,286,331
Shares redeemed	(21,809,319)	(212,665,199)	(13,098,207)	(127,917,835)
Net increase	14,382,353	$ 140,365,504	398,522	$ 4,708,653
26

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Duration Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Ultra-Short Duration Income Fund (the "Fund") (one of the funds constituting The Calvert Fund), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
27

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 97.09% of distributions from net investment income as a 163(j) interest dividend.
28

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser. The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates. Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
29

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings. During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements. In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Ultra-Short Duration Income Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index. The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022. This performance data indicated that the Fund had outperformed the median of its peer universe and its benchmark index for the one-year period ended December 31, 2022, while it had underperformed the median of its peer universe and its benchmark index for the three- and five-year periods ended December 31, 2022. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group. Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and the Fund’s total expenses (net of waivers and/or reimbursements) were each above the respective
30

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

median of the Fund’s expense group. The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses. Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate. In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund. Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
31

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
32

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
33

Calvert
Ultra-Short Duration Income Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
34

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

35

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
36

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
37

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24183     9.30.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2022 and September 30, 2023 by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	9/30/22	%*	9/30/23	%*
Audit Fees	$163,000	0%	$178,800	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$163,000	0%	$178,800	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/22		Fiscal Year ended 9/30/23
$	%*	$	%*
$0	0%	$0	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date: November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 22, 2023

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date: November 22, 2023